--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
-----------------------------------------

SEMI-ANNUAL REPORT
JUNE 30, 1997

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on pages 8-10 of this report to shareholders.

BALANCED PORTFOLIO

As of June 30, 1997, the asset allocation of Balanced Portfolio was: US bonds, 44% of net assets; US stocks, 52%; and cash reserves, 4%.

Our stance toward the US equity market reflected our concern that a slower growing US economy in upcoming quarters could lead to earnings disappointments. The largest concentration of assets remained in the financial services, technology, energy and healthcare sectors. New positions in these sectors included Intel Corporation and Microsoft Corp. in technology; Nationwide Financial Services Inc. (Class A) and MGIC Investment Corp. in financial services; Smith International, Inc. in energy; and Tenet Healthcare Corp. in healthcare.

In the US bond market, we increased the average duration from 4 years in March to 7 years as of June 30, 1997. The extension of the duration was in response to increasing evidence of a slowing US economy. This trend reduced the potential for an acceleration of inflation, thereby improving the reward/risk relationship for US fixed-income securities.

CAPITAL STOCK PORTFOLIO

As of June 30, 1997, the asset allocation for Capital Stock Portfolio was: foreign equities, 20% of net assets; US equities, 74%; and cash reserves, 6%.

We modestly reduced the US equity weighting during the first half of 1997. The cutback reflected our concern that a slower growing US economy in upcoming quarters could lead to earnings disappointments. The largest concentration of assets remained in the financial services, technology, energy and healthcare sectors. New positions in these sectors included Intel Corporation and Microsoft Corp. in technology; Nationwide Financial Services Inc. (Class A) and MGIC Investment Corp. in financial services; Smith International, Inc. in energy; and Tenet Healthcare Corp. in healthcare.

In the foreign equity sector, new commitments were concentrated in laggard groups, such as basic materials. Investment additions in this sector included Broken Hill Proprietary Co., Ltd. in Australia, Rio Tinto PLC in the United Kingdom, and Sasol Ltd. and De Beers Consolidated Mines Ltd. in South Africa. We also enlarged the commitment to Japan, where new positions included Amway Japan Ltd., Autobacs Seven Co., Ltd., Matsushita Electric Works, Ltd. and Sony Corporation.

GLOBAL STRATEGY PORTFOLIO

As of June 30, 1997, the asset allocation for Global Strategy Portfolio was: foreign equities, 54% of net assets; US equities, 24%; foreign bonds, 15%; US bonds, 5%; and cash reserves, 2%.

The major change in the portfolio was the reallocation of assets away from US stocks and bonds in favor of foreign equities and fixed-income securities. The proportion of funds allocated to securities outside the US increased from 60% as of December 31, 1996 to 69% as of June 30, 1997. In increasing the foreign equity representation, we concentrated on laggard groups such as basic materials. New commitments in this sector included Broken Hill Proprietary Co., Ltd. in Australia, Rio Tinto PLC in the United Kingdom, and Sasol Ltd. and De Beers Consolidated Mines Ltd. in South Africa. We also enlarged the commitment to Japan, where new positions included Amway Japan Ltd., Autobacs Seven Co., Ltd., Matsushita Electric Works, Ltd. and Sony Corporation.

Our increasingly cautious view of the US equity market reflected our concern that a slower growing US economy in upcoming quarters could lead to earnings disappointments. The largest concentration of assets remained in the financial services, technology, energy and healthcare sectors. New positions

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1997  (Continued)
--------------------------------------------------------------------------------
in these sectors included Intel Corporation and Microsoft Corp. in technology; Nationwide Financial Services Inc. (Class A) and MGIC Investment Corp. in financial services; Smith International, Inc. in energy; and Tenet Healthcare Corp. in healthcare.

Our foreign bond exposure remains concentrated in Europe. Positions included obligations in government securities in the core markets of Germany and Denmark and the peripheral markets of Finland, Spain, Italy and Sweden. We also maintained positions in the bond markets of the United Kingdom, Canada and Australia. As of June 30, 1997, we hedged our European bond and stock positions, the Japanese equity holdings, and the positions in Australian stocks and bonds back into the US dollar, given our expectation of further US dollar strength. As for the US bond commitment, the average duration was 6 years as of June 30, 1997. The duration was extended from 4 years as of late March, reflecting our belief that evidence of a slowdown in the US economy improves the reward/risk relationship for US fixed-income securities.

GROWTH STOCK PORTFOLIO

Growth Stock Portfolio's total returns for the year-to-date and 12 months ended June 30, 1997 were +21.24% and +31.55%, respectively. Companies contributing significantly to recent six months Portfolio returns were Pfizer, Inc., Microsoft Corp., Gillette Co. (The), Cisco Systems, Inc., Coca-Cola Co., Johnson & Johnson, Lucent Technologies, Inc., Newbridge Networks Corp., Telefonaktiebolaget LM Ericsson, Northern Telecom Ltd., and Procter & Gamble Co. Cash reserves remained relatively low and was less than 4% of net assets on June 30, 1997.

We modestly changed our investment strategy starting in mid-January 1997. We increased the Portfolio's exposure to the apparently strengthening cyclical growth industries of communications equipment, computer software, oil exploration services and computers. We reduced Portfolio weightings in the banking and financial, insurance, financial services and food industries. The most important industry sector at mid-year 1997 was communications equipment at 13.6% of net assets. The majority of the companies in this sector contributed to the positive investment returns in the first-half of 1997. Pharmaceuticals was the second largest industry weighting at 12.8% of net assets. The top ten industries comprised 68% of net assets on June 30, 1997, and the top ten equity holdings totaled 36.2% of net assets. We continue to focus investments on large-capitalization, high-quality, global growth companies where we anticipate that the stock valuations are reasonable relative to our expectations of above-average growth rates in earnings.

HIGH YIELD PORTFOLIO

The high-yield market performed well during the six months ended June 30, 1997, despite a weak period in March that was precipitated by a Federal Reserve Board
(FRB) interest rate hike. The unmanaged Credit Suisse First Boston High Yield Index returned +5.86% for the June period compared to a return of 2.44% for the ten-year Treasury note.

We believe the high-yield market remains fully valued. Yield spreads relative to ten-year Treasury notes are near historically tight levels, despite having widened somewhat following the March interest rate increase. Using the Credit Suisse First Boston High Yield Index, the average spread between high-yield issues and Treasury securities was 461 basis points (4.61%) for the five-year period ended December 1996. The Index spread at June 30, 1997 was 339 basis points as compared to 312 in early March.

Lofty high-yield valuation levels were supported by both strong technicals and healthy fundamentals. On the technical side, cash flows into high-yield mutual funds totaled over $8 billion year-to-date. Additional assets entered the high-yield market in the form of high-yield collateralized bond obligations, high-grade corporate funds seeking to enhance yields and new commitments to high-yield issues by insurance companies and pension funds. Fundamentals also favored the high-yield market. The economy is healthy, the quality of new-issue supply has been excellent, and default rates were historically low. The credit cycle looks likely to remain benign during 1997.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1997  (Continued)
--------------------------------------------------------------------------------

The spread between BB-rated issues and B-rated issues tightened to 151 basis points compared to a year-to-date mean of 161 basis points. We expect the mean to shift, perhaps to 175 basis points or 200 basis points. The dispersion of spreads among B-rated issues also declined. A strong B-rated issue tends to trade at a similar spread as a weak B-rated issue. In an investment environment in which risk premiums are small, we believe it is appropriate to reduce the Portfolio's exposure to credit risk and thus remain cautious. Therefore, our strategy sought to reduce risk through upgrading quality with stronger B-rated issues, which we believe will be less sensitive to widening yield spreads.

At June 30, 1997, our cash equivalent position was 5.8% of net assets. The average maturity of the Portfolio was 6 years. Major industries in the Portfolio included: cable/international, 5.4% of net assets; cable/domestic 5.8%; energy, 8.8%; and gaming, 5.1%.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

At the beginning of the year, FRB Chairman Alan Greenspan cautioned investors about a possible preemptive strike against inflation. While there were few signs of accelerating inflation in the current data, he warned that monetary policy acts with a lag and that it would be easier to tighten policy at that time, as a precaution, rather than tighten later and more sharply once inflation was evident. A mid-January rally was halted, and interest rates began to back up at the beginning of February in anticipation of a central bank move. The FRB followed through with Chairman Greenspan's warning and tightened policy on March
25. Since the March tightening, economic data have been more benign. Retail sales fell and inflation remained tame. The yield on the bellwether 30-year Treasury bond peaked at 7.17% in mid April and then began to drop to its current level of 6.57%. This rally was fueled by a significant change in expectations about the economy and the outlook for inflation. In early May, there was widespread agreement that the FRB was ready for another tightening of monetary policy, and it was generally assumed that a further tightening would be needed by July. However, the Consumer Price Index rose only 1.4% for the first five months of the year, compared with a 3.8% increase over the same period in 1996. At the same time, retail sales figures continued to decline. As a result, the May increase in interest rates did not occur, and the bond rally continued to gain momentum. More recently, the FRB elected to pass again on raising interest rates at the July meeting.

We began to take a more defensive position in the Portfolio toward the end of January and reduced the duration from 4.8 years to 4.2 years. In the weeks following the FRB's March 25, 1997 monetary tightening, the 30-year Treasury bond yield rose to its peak of 7.17%. We continued to be defensive and brought the Portfolio's duration to 4.18 years, to seek to protect the Portfolio against the erosion of net asset value. We took a more optimistic view of market conditions at the beginning of May, when we began to invest more aggressively, and by the end of June slightly extended the Portfolio's duration to 4.2 years. Currently, the average portfolio maturity is 5.5 years.

Because we expect a resumption of strength in the economy in the third and fourth quarters of 1997, we believe that the FRB may resume a tightening mode in the second half of the year. With the yield curve remaining relatively flat, we expect further duration extensions to be moderate.

LONG TERM CORPORATE BOND PORTFOLIO

At the beginning of the year, FRB Chairman Alan Greenspan cautioned investors about a possible preemptive strike against inflation. While there were few signs of accelerating inflation in the current data, he warned that monetary policy acts with a lag and that it would be easier to tighten policy at that time, as a precaution, rather than tighten later and more sharply once inflation was evident. A mid-January rally was halted, and interest rates began to back up at the beginning of February in anticipation of a central bank move. The FRB followed through with Chairman Greenspan's warning and tightened policy on March
25. Since the March tightening, economic data have been more benign. Retail sales fell and inflation remained tame. The yield on the bellwether 30-year Treasury bond peaked at 7.17% in mid April and then began to drop to its current level of 6.57%. This rally was fueled by a significant change in expectations about the economy and the outlook for interest rates. In early May, there was widespread agreement that the FRB was ready for another tightening of monetary policy, and it was generally assumed that a further tightening would be needed by July. However,

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1997  (Continued)
--------------------------------------------------------------------------------
the Consumer Price Index rose only 1.4% for the first five months of the year, compared with a 3.8% increase over the same period in 1996. At the same time, retail sale figures continued to decline. As a result, the May increase in interest rates did not occur, and the bond rally continued to gain momentum. More recently, the FRB elected to pass again on raising interest rates at the July meeting.

We began to take a more defensive position in the Portfolio toward the end of January and reduced the duration from 4.76 years to 4.65 years. In the weeks following the FRB's March 25, 1997 monetary tightening, the 30-year Treasury bond yield rose to its peak of 7.17%. We continued to be defensive and brought the Portfolio's duration to 4.46 years, to seek to protect the Portfolio against the erosion of net asset value. We took a more optimistic view of market conditions at the beginning of May, when we began to invest more aggressively, and by the end of June had extended the Portfolio's duration to 4.57 years. Currently, the average Portfolio maturity is 9.6 years. The average credit quality remained AA-rated, as measured by Standard & Poor's Corp. Most of the credit quality risk was taken in financial institutions, followed by industrials and utilities. We hold underweighted positions in Canadian and Yankee bonds.

Because we expect a resumption of strength in the economy in the third and fourth quarters of 1997, we believe that the FRB may resume a tightening mode in the second half of the year. With the yield curve remaining relatively flat, we expect further duration extensions to be moderate. We do not anticipate any significant changes in the asset allocation mix during the summer.

MONEY RESERVE PORTFOLIO

For the six-month period ended June 30, 1997, the Money Reserve Portfolio's net annualized yield was 5.24%.* The Portfolio's 7-day yield as of June 30, 1997 was 5.34%.* The average portfolio maturity was 67 days at June 30, 1997, compared to 56 days at December 31, 1996.

The Portfolio's composition at the end of June and as of our last report is detailed below:

ISSUE                                                                                               6/30/97     12/31/96
--------------------------------------------------------------------------------------------------------------------------
Bank Notes......................................................................................         5.5%         1.1%
Certificates of Deposit.........................................................................         2.9          1.7
Certificates of Deposit -- Yankee...............................................................         1.8           --
Commercial Paper................................................................................        50.4         49.7
Corporate Notes.................................................................................         7.3          7.5
Funding Agreements..............................................................................         1.6           --
Master Notes....................................................................................         1.8          3.4
Medium-Term Notes...............................................................................         3.4          1.8
US Government Agency & Instrumentality Obligations -- Discount..................................          --           --
US Government Agency & Instrumentality Obligations -- Non-Discount..............................        25.0         34.9
Repurchase Agreements...........................................................................          --          0.3
Other Assets Less Liabilities (Liabilities in Excess of Other Assets)...........................         0.3         (0.4)
                                                                                                       -----        -----
Total...........................................................................................       100.0%       100.0%
                                                                                                       -----        -----
                                                                                                       -----        -----

MULTIPLE STRATEGY PORTFOLIO

As of June 30, 1997, the asset allocation for Multiple Strategy Portfolio was: foreign equities, 21% of net assets; US equities, 50%; foreign bonds, 4%; US bonds, 22%; and cash reserves, 3%.

We modestly reduced the US equity weighting during the first half of 1997. Our increasingly cautious view of the US economy reflected our concern that a slower growing US economy in upcoming quarters could lead to earnings disappointments. The largest concentration of assets remained in the financial services, technology, energy and healthcare sectors. New positions in these sectors included Intel Corporation and Microsoft Corp. in technology; Nationwide Financial Services Inc. (Class A) and

------------

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expense with the exception of insurance expense.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1997  (Continued)
--------------------------------------------------------------------------------
MGIC Investment Corp. in financial services; Smith International, Inc. in energy; and Tenet Healthcare Corp. in healthcare.

In the foreign equity sector, new commitments were concentrated in laggard groups, such as basic materials. Investment additions in this sector included Broken Hill Proprietary Co., Ltd. in Australia, Rio Tinto PLC in the United Kingdom, and Sasol Ltd. and De Beers Consolidated Mines Ltd. in South Africa. We also enlarged the commitment to Japan, where new positions included Amway Japan Ltd., Autobacs Seven Co. Ltd., Matsushita Electric Works, Ltd. and Sony Corporation.

Our foreign bond exposure remained concentrated in Europe. Positions included obligations in government securities in the core markets of Germany and Denmark and the peripheral markets of Finland, Spain, Italy and Sweden. Positions are also maintained in the bond markets of the United Kingdom, Canada and Australia. As of June 30, 1997, we hedged our European bond and stock positions, the Japanese equity holdings, and the positions in Australian stocks and bonds back into the US dollar, given our expectation of further US dollar strength. The average duration for the US bond commitment was 6 years as of June 30, 1997, compared to 4 years in late March, reflecting our belief that evidence of a slowdown in the US economy improves the reward/risk relationship for US fixed-income securities.

NATURAL RESOURCES PORTFOLIO

The environment for investments in the natural resources industries was mixed for the six-month period ended June 30, 1997. Investor sentiment for the resource sector was initially boosted by surprisingly strong growth in the US economy. While economic growth in the rest of the industrialized nations was less robust, investors remained hopeful that monetary policy would support an acceleration of economic activity in these markets. This environment of moderate global economic growth and modest inflationary pressures encouraged expectations of an extended economic cycle, which would be positive for the demand outlook for many basic materials. In response, commodity prices generally trended higher as supply/demand fundamentals for many commodities strengthened. However, this positive sentiment moderated somewhat in March and April, as rising US interest rates led investors to question the sustainability of economic growth rates, particularly in the United States.

Commodity prices maintained their upward trend over the June period. Base metals prices, led by aluminum and zinc, extended their gains as inventory levels continued to be reduced on the major commodity exchanges. There were also some price increases announced by companies in the steel and paper products areas, but it is still uncertain whether these will be accepted. After rising significantly in the fourth quarter of 1996, both oil and natural gas prices fell sharply through the first quarter of 1997 as inventory levels rose, primarily in response to weak demand resulting from warmer-than-normal temperatures across much of the United States. Oil prices have since stabilized, but remain near their recent lows as inventories continue to build quicker than expected. Natural gas prices recovered significantly from their lows in March as inventory levels remain near historical lows. Conversely, gold prices moved lower on concerns about possible increases in the supply of gold to the marketplace, particularly from sales by central banks.

The Portfolio's exposure to the paper and forest products sector contributed positively to returns during the six-month period ended June 30, 1997. Share prices of companies in this area underperformed our investment universe for the past two years as commodity prices fell significantly from their highs in 1995. Currently, there are some indications that commodity prices may be bottoming. There were several attempts by the industry to implement price increases over the last six months, but these generally failed. The companies are finally responding by announcing production downtime for many paper grades in an attempt to strengthen supply/demand balances. In addition, recent poor pricing is expected to keep capacity additions limited for most paper grades over the next few years. This should allow industry fundamentals to improve as operating rates gradually move higher, thereby giving the industry greater pricing flexibility in the future. There also was an increasing trend toward consolidation in the group which we believe should help support a positive turn in industry prospects. In addition, company managements have been adopting more shareholder-oriented policies, including share repurchases, debt reduction and an increased focus on the returns from all capital expenditures.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1997  (Continued)
--------------------------------------------------------------------------------

Portfolio returns also benefited from our significant exposure to the base metals sector. Shares prices of companies in this group rose in response to an improved industry outlook. An acceleration in economic activity boosted the demand for these materials which, in turn, led to declining inventory levels for most base metals, particularly aluminum, copper and zinc. Commodity prices of most base metals rallied in response to this strengthening of industry supply/demand fundamentals. We expect inventory levels to continue to trend downward over the next 12 months -- 18 months since demand is likely to remain strong and limited new supply is expected to come on line. We expect this to support a favorable pricing environment for most base metals, and could lead to an improved earnings outlook for many producing companies.

The Portfolio's large exposure to the energy sector, with particular emphasis on exploration and production companies, also contributed positively to returns during the six-month period ended June 30, 1997. Share prices of energy-related companies rose during the period as oil and natural gas prices stabilized and recovered somewhat from their sharp fall in the first quarter of 1997. The Portfolio's holdings in non-US energy companies showed particular strength, after having lagged the strong returns of US energy companies for much of 1996.

Portfolio returns were hurt by our exposure to gold mining stocks. Gold shares fell as gold prices suffered from continued low inflationary expectations and investor concerns about possible increases in the supply of gold to the marketplace, resulting from potential sales by central banks. Gold shares also suffered from the negative sentiment surrounding the Canadian-based gold exploration company, Bre-X Minerals Ltd. The shares of Bre-X Minerals Ltd. collapsed after due-diligence drilling by Freeport-McMoRan Copper and Gold Co., their partner in the Busang gold project in Indonesia, found insignificant amounts of gold. Subsequent testing on this property showed that it would be uneconomical to develop. As a result, gold shares weakened considerably as investors reduced the valuation levels they were willing to put on the gold reserves of these companies. While we believe that the supply/demand fundamentals in the gold market remain tight, we do not expect gold prices to move substantially higher in the near term. In the Portfolio, investments in the gold sector remain focused on low-cost producers with strong production and reserve growth potentials.

During the six months ended June 30, 1997, we made no significant geographic or industry allocation changes to the Portfolio. Our primary investment focus remained in the energy sector, followed by a significant exposure to the base metals sector. We sold our position in Santa Fe Pacific Gold Corp., which rose sharply after a merger agreement with Newmont Mining Corp. was signed. We also used the strength in stock prices in the energy sector as an opportunity to realize profits in some of our energy holdings which were nearing our price targets. This included the elimination of our holdings in Vastar Resources, Inc., Occidental Petroleum Corp. and IHC Caland N.V. In addition, we believe there is some modest downside risk to oil prices in the near-term as inventories of crude oil and oil products were building more quickly than expected. We increased our exposure to the refining and marketing sector through the purchases of Sun Co. Inc., an energy company, and Ashland Inc., a chemical conglomerate, both with significant corporate restructuring potential. We also increased our exposure to the paper and forest products sector by initiating positions in James River Corp., Stone Container Corp. and Champion International Corp.

Going forward, we continue to be optimistic about the outlook for the natural resource sector. There continues to be uncertainty over the sustainability of recent advances in economic growth, and much debate over the implications of this growth for the financial markets. We remain encouraged by recent positive economic trends, and believe we may be moving toward a period of synchronized growth in both the industrialized and developing economies. We expect this to keep the demand for most basic commodities on an upward trend and strengthen fundamental supply/demand prospects for most natural resource-related industries which, in turn, should have positive implications for the earnings of many resource-related companies.

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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our December annual report to shareholders.

Sincerely,

       [SIG]

Terry K. Glenn

PRESIDENT

August 14, 1997

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 1997
--------------------------------------------------------------------------------

                           RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                              12 MONTH        6 MONTH
                                          6/30/97    12/31/96   6/30/96       % CHANGE       % CHANGE
-------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                         $14.54     $15.36     $14.61     + 8.95%(1)       + 3.63%
-------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                     25.60      23.25      21.37     +22.89(2)        +12.96
-------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                   17.88      16.80      15.36     +19.88(3)        + 9.60
-------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                      29.75      27.79      25.76     +25.36(4)        +16.20
-------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                         9.24       9.15       8.94     + 3.36           + 0.98
-------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO      10.80      10.93      10.80     + 0.00           - 1.19
-------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO          11.45      11.53      11.36     + 0.79           - 0.69
-------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                 17.99      17.13      15.95     +16.48(5)        + 8.46(5)
-------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                  9.50       9.19       8.75     + 8.57           + 3.37
-------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO -- TOTAL RETURN                                          +15.43(6)        + 7.74(7)
-------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO -- TOTAL RETURN                                     +28.91(8)        +17.03(9)
-------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO -- TOTAL
 RETURN                                                                     +25.28(10)       +14.54(10)
-------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO -- TOTAL RETURN                                      +31.55(11)       +21.24(12)
-------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO -- TOTAL RETURN                                        +14.07(13)       + 6.16(14)
-------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO
 -- TOTAL RETURN                                                            + 7.11(15)       + 2.26(16)
-------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO --
 TOTAL RETURN                                                               + 8.02(17)       + 2.82(18)
-------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO -- TOTAL
 RETURN                                                                     +23.56(19)       +13.01(20)
-------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO -- TOTAL
 RETURN                                                                     +10.48(21)       + 4.16(22)
-------------------------------------------------------------------------------------------------------

 (1) Percent change includes reinvestment of $1.271 per share capital gains distributions.

 (2) Percent change includes reinvestment of $0.561 per share capital gains distributions.

 (3) Percent change includes reinvestment of $0.462 per share capital gains distributions.

 (4) Percent change includes reinvestment of $2.076 per share capital gains distributions.

 (5) Percent change includes reinvestment of $0.517 per share ordinary income dividends.

 (6) Percent change includes reinvestment of $0.851 per share ordinary income dividends and $1.271 per share capital gains distributions.

 (7) Percent change includes reinvestment of $0.582 per share ordinary income dividends and $1.271 per share capital gains distributions.

 (8) Percent change includes reinvestment of $1.059 per share ordinary income dividends and $0.561 per share capital gains distributions.

 (9) Percent change includes reinvestment of $0.802 per share ordinary income dividends and $0.561 per share capital gains distributions.

(10) Percent change includes reinvestment of $0.718 per share ordinary income dividends and $0.462 per share capital gains distributions.

(11) Percent change includes reinvestment of $1.286 per share ordinary income dividends and $2.076 per share capital gains distributions.

(12) Percent change includes reinvestment of $1.144 per share ordinary income dividends and $2.076 per share capital gains distributions.

(13) Percent change includes reinvestment of $0.892 per share ordinary income dividends.

(14) Percent change includes reinvestment of $0.455 per share ordinary income dividends.

(15) Percent change includes reinvestment of $0.742 per share ordinary income dividends.

(16) Percent change includes reinvestment of $0.369 per share ordinary income dividends.

(17) Percent change includes reinvestment of $0.789 per share ordinary income dividends.

(18) Percent change includes reinvestment of $0.396 per share ordinary income dividends.

(19) Percent change includes reinvestment of $0.963 per share ordinary income dividends and $0.517 per share capital gains distributions.

(20) Percent change includes reinvestment of $0.685 per share ordinary income dividends and $0.517 per share capital gains distributions.

(21) Percent change includes reinvestment of $0.155 per share ordinary income dividends.

(22) Percent change includes reinvestment of $0.069 per share ordinary income dividends.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                       FIVE YEARS    TEN YEARS
                                                          YEAR ENDED     ENDED         ENDED     SINCE INCEPTION TO
                                                           6/30/97      6/30/97       6/30/97       6/30/97
-----------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                           +15.43%      +11.07%           --      +11.16%+
-----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                      +28.91       +14.70        +11.32%         --
-----------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                    +25.28       +12.05            --      +11.02++
-----------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                       +31.55       +18.08        +10.42          --
-----------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                         +14.07       +11.49        +11.24          --
-----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                       + 7.11       + 6.72        + 8.17          --
-----------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                           + 8.02       + 7.61        + 8.88          --
-----------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                  +23.56       +12.44        +10.57          --
-----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                  +10.48       + 9.01            --       +1.83+++
-----------------------------------------------------------------------------------------------------------------------

  + Balanced Portfolio commenced operations on 5/2/88.
 ++ Global Strategy Portfolio commenced operations on 7/1/87.
+++ Natural Resources Portfolio commenced operations on 7/1/87.
--------------------------------------------------------------------------------

               SEPARATE ACCOUNT AVERAGE ANNUALIZED TOTAL RETURNS*
                      FOR VARIABLE LIFE INSURANCE POLICIES
                     (EXCEPT FOR ESTATE INVESTOR I AND II)
--------------------------------------------------------------------------------

                                                                       FIVE YEARS    TEN YEARS
                                                           YEAR ENDED     ENDED        ENDED     SINCE INCEPTION TO
                                                            6/30/97      6/30/97      6/30/97       6/30/97
-----------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                            + 5.39%     + 8.66%          --        +9.48%+
-----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                       +18.75      +12.33        +9.53%          --
-----------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                     +15.15      + 9.65           --        +9.37++
-----------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                        +21.36      +15.75        +8.25           --
-----------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          + 4.04      + 9.11        +9.60           --
-----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        - 2.86      + 4.19        +6.53           --
-----------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                            - 1.96      + 5.11        +7.24           --
-----------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                   +13.45      +10.04        +8.85           --
-----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   + 0.48      + 6.54           --        -0.25+++
-----------------------------------------------------------------------------------------------------------------------

  * Returns are calculated as if the contract were surrendered at the end of the periods shown and assume the Separate Account had been in existence and a contract had been in force during the periods shown. They reflect fund operating expenses, a Separate Account mortality and expense risk charge deducted daily at an annual rate at the beginning of the year of 0.90% and a deferred contract load of 9%. They do not reflect quarterly cost of insurance. Returns would be lower if they reflected the deduction for cost of insurance, which can vary by age, sex, and underwriting class of the insured, and by each contract's net amount at risk. Some contract owners have lower mortality and expense risk charges and/or lower deferred contract loads than those reflected above. Average annual rates of return for those contract owners would, therefore, be higher than the returns shown above. Some contract owners pay administrative fees that could have the effect of reducing the returns shown above. All charges and fees are described in the product prospectuses. See those prospectuses for more complete information.
  + The Balanced Portfolio commenced operations on 5/2/88.
 ++ The Global Strategy Portfolio commenced operations on 7/1/87.
+++ The Natural Resources Portfolio commenced operations on 7/1/87.

INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTMENT MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE ILLUSTRATED SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 1997 (Concluded)
--------------------------------------------------------------------------------

               SEPARATE ACCOUNT AVERAGE ANNUALIZED TOTAL RETURNS*
                          FOR ESTATE INVESTOR I AND II
--------------------------------------------------------------------------------

                                                                       FIVE YEARS   TEN YEARS
                                                           YEAR ENDED     ENDED       ENDED     SINCE INCEPTION TO
                                                            6/30/97      6/30/97     6/30/97       6/30/97
----------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                            +14.39%     +10.07%          --      +10.16%+
----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                       +27.75      +13.67       +10.25%         --
----------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                     +24.15      +11.05           --      +10.03++
----------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                        +30.36      +17.02       + 9.11          --
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          +13.04      +10.49       +10.25          --
----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        + 6.14      + 5.76       + 7.20          --
----------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                            + 7.04      + 6.64       + 7.90          --
----------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                   +22.45      +11.43       + 9.56          --
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   + 9.48      + 8.02           --      + 0.91+++
----------------------------------------------------------------------------------------------------------------------

  * Returns assume the separate account had been in existence and a contract had been in force during the periods shown. They reflect the separate account mortality and expense risks charge at an annual rate of 0.90%. Returns do not reflect contract loading or quarterly cost of insurance, which varies by age, sex and underwriting class of the insured and the contract's net amount at risk. Returns would be lower if these two charges were reflected. Refer to the product prospectus which contains a more complete description of all charges and fees.

    When contract loading is reflected, the returns for One Year, Five Years, Ten Years or Since Inception, respectively, would be: Balanced Portfolio, -42.81%, -4.18%, 2.13%; Capital Stock Portfolio, -36.13%, -1.05%, 2.87%;
    Global Strategy Portfolio, -37.93%, -3.33%, 2.66%; Growth Stock Portfolio, -34.82%, 1.87%, 1.81%; High Yield Portfolio, -43.48%, -3.82%, 2.87%;
    Intermediate Government Bond Portfolio, -46.93%, -7.93%, 0.02%; Long Term Corporate Bond Portfolio, -46.48%, -7.17%, 0.68%; Multiple Strategy Portfolio, -38.78%, -2.99%, 2.23%; Natural Resources Portfolio, -45.26%, -5.96%, -5.85%.
  + The Balanced Portfolio commenced operations on 5/2/88.
 ++ The Global Strategy Portfolio commenced operations on 7/1/87.
+++ The Natural Resources Portfolio commenced operations on 7/1/87.

INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTMENT MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE ILLUSTRATED SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                            FACE                                                                VALUE      PERCENT OF
INDUSTRIES                 AMOUNT                      BONDS                       COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES       $ 1,000,000  General Electric Capital Corp.,
                                       8.75% due 5/21/2007....................  $ 1,124,550  $  1,126,040      1.1%
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY     1,636,646  Federal Home Loan Mortgage Corp., 7.50%
OBLIGATIONS                            due 6/01/2007++........................    1,667,844     1,666,498      1.6
                                      Federal National Mortgage Association++:
                           1,876,278      6% due 11/01/2000...................    1,857,515     1,850,554      1.8
                           4,116,568      6% due 6/01/2001....................    4,074,759     4,041,482      3.9
                           2,359,625      6% due 2/01/2004....................    2,331,604     2,328,879      2.3
                          12,700,000  US Treasury Bonds,
                                       6.625% due 2/15/2027...................   11,917,453    12,426,188     12.0
                                      US Treasury Notes:
                           9,500,000      6.50% due 5/31/2002.................    9,563,828     9,538,570      9.2
                          13,500,000      6.625% due 5/15/2007................   13,579,922    13,611,780     13.2
                                                                                -----------  ------------    -----
                                                                                 44,992,925    45,463,951     44.0
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL BONDS                                46,117,475    46,589,991     45.1
---------------------------------------------------------------------------------------------------------------------

                           SHARES
                            HELD                   COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           16,600  AlliedSignal, Inc.......................    1,221,680     1,394,400      1.3
                              12,200  United Technologies Corp................      486,564     1,012,600      1.0
                                                                                -----------  ------------    -----
                                                                                  1,708,244     2,407,000      2.3
---------------------------------------------------------------------------------------------------------------------
AIRLINES                       8,300  +US Airways Group Inc...................      292,069       290,500      0.3
---------------------------------------------------------------------------------------------------------------------
APPLIANCES                    28,700  Sunbeam Corp., Inc......................      995,981     1,083,425      1.0
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL             30,600  +Hertz Corp. (Class A)..................      987,581     1,101,600      1.1
---------------------------------------------------------------------------------------------------------------------
BANKING                       21,802  Banc One Corp...........................      958,196     1,056,050      1.0
                              26,400  Bank of New York Co., Inc...............      682,144     1,148,400      1.1
                              16,800  BankAmerica Corp........................      924,373     1,084,650      1.0
                               5,000  Chase Manhattan Corp....................      513,885       485,313      0.5
                                                                                -----------  ------------    -----
                                                                                  3,078,598     3,774,413      3.6
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                     18,000  duPont (E.I.) de Nemours & Co...........      998,888     1,131,750      1.1
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             14,600  +Cabletron Systems, Inc.................      499,227       413,363      0.4
                              28,800  First Data Corp.........................    1,036,354     1,265,400      1.2
                                                                                -----------  ------------    -----
                                                                                  1,535,581     1,678,763      1.6
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                     12,100  +Compaq Computer Corp...................      939,271     1,200,925      1.1
                               3,100  International Business Machines Corp....      180,760       279,581      0.3
                                                                                -----------  ------------    -----
                                                                                  1,120,031     1,480,506      1.4
---------------------------------------------------------------------------------------------------------------------
CONTAINERS                    36,100  +Owens-Illinois, Inc....................    1,076,705     1,119,100      1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                    7,700  Intel Corporation.......................    1,069,900     1,090,031      1.1
---------------------------------------------------------------------------------------------------------------------
FERTILIZERS                   17,600  IMC Global, Inc.........................      669,304       616,000      0.6
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            17,000  American Express Company................      907,118     1,266,500      1.2
                              25,200  MGIC Investment Corp....................      955,194     1,208,025      1.2
                              31,900  Nationwide Financial Services Inc.
                                       (Class A)..............................      865,414       847,344      0.8
                                                                                -----------  ------------    -----
                                                                                  2,727,726     3,321,869      3.2
---------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             15,600  Black & Decker Corporation..............      532,498       580,125      0.6
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE-MANAGED CARE       16,500  +Oxford Health Plans, Inc...............    1,030,624     1,183,875      1.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE      PERCENT OF
INDUSTRIES                  HELD                   COMMON STOCKS                   COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INSURANCE                      9,900  Aetna Inc...............................  $   765,129  $  1,013,513      1.0%
                              15,400  Allstate Corp...........................      676,795     1,124,200      1.1
                              31,100  +Hartford Life, Inc. (Class A)..........    1,042,999     1,166,250      1.1
                              16,800  Travelers Group, Inc....................      904,068     1,059,450      1.0
                               3,200  Travelers Property Casualty Corp. (Class
                                       A).....................................      123,860       127,600      0.1
                              23,500  UNUM Corporation........................      756,308       987,000      1.0
                                                                                -----------  ------------    -----
                                                                                  4,269,159     5,478,013      5.3
---------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM               36,600  Brunswick Corporation...................      940,006     1,143,750      1.1
                               5,045  TCI Pacific Communications (Convertible
                                       Preferred).............................      477,711       517,113      0.5
                                                                                -----------  ------------    -----
                                                                                  1,417,717     1,660,863      1.6
---------------------------------------------------------------------------------------------------------------------
MACHINERY                     19,800  +American Standard Companies, Inc.......      772,398       886,050      0.9
                              18,800  Ingersoll-Rand Co.......................      873,021     1,160,900      1.1
                                                                                -----------  ------------    -----
                                                                                  1,645,419     2,046,950      2.0
---------------------------------------------------------------------------------------------------------------------
MEDICAL                       37,400  +Tenet Healthcare Corp..................      984,268     1,105,638      1.1
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   19,000  El Paso Natural Gas Co..................      998,878     1,045,000      1.0
                              21,600  Enron Corp..............................      853,409       881,550      0.9
                                                                                -----------  ------------    -----
                                                                                  1,852,287     1,926,550      1.9
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  27,500  Dresser Industries, Inc.................      589,306     1,024,375      1.0
                              16,700  +Smith International, Inc...............      795,718     1,014,525      1.0
                                                                                -----------  ------------    -----
                                                                                  1,385,024     2,038,900      2.0
---------------------------------------------------------------------------------------------------------------------
PAPER                         18,000  Kimberly-Clark Corp.....................      691,588       895,500      0.9
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                      7,400  Pennzoil Co.............................      315,584       567,950      0.6
                              18,700  Unocal Corp.............................      639,793       725,794      0.7
                                                                                -----------  ------------    -----
                                                                                    955,377     1,293,744      1.3
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               10,000  Abbott Laboratories.....................      310,600       667,500      0.6
                              15,800  American Home Products Corporation......      960,967     1,208,700      1.2
                               9,900  Merck & Co., Inc........................      362,956     1,024,650      1.0
                                                                                -----------  ------------    -----
                                                                                  1,634,523     2,900,850      2.8
---------------------------------------------------------------------------------------------------------------------
RAILROADS                      9,700  Burlington Northern Santa Fe, Inc.......      818,171       871,787      0.8
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                   32,000  Prentiss Properties Trust...............      751,272       820,000      0.8
INVESTMENT TRUSTS             15,300  Starwood Lodging Trust..................      684,848       653,119      0.6
                                                                                -----------  ------------    -----
                                                                                  1,436,120     1,473,119      1.4
---------------------------------------------------------------------------------------------------------------------
RETAIL                        22,955  Rite Aid Corporation....................      815,220     1,144,881      1.1
                              17,600  Sears, Roebuck & Co.....................      724,725       946,000      0.9
                                                                                -----------  ------------    -----
                                                                                  1,539,945     2,090,881      2.0
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                      21,800  +BMC Software, Inc......................      871,303     1,207,175      1.2
                              21,600  Computer Associates International,
                                       Inc....................................      904,862     1,202,850      1.2
                               2,600  +Microsoft Corp.........................      282,856       328,737      0.3
                              13,275  +Oracle Corp............................      469,930       667,898      0.6
                                                                                -----------  ------------    -----
                                                                                  2,528,951     3,406,660      3.3
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            18,300  +Airtouch Communications, Inc...........      515,639       500,962      0.5
                              33,600  +Tele-Communications, Inc. (Class A)....      493,641       497,700      0.5
                              37,200  +WorldCom, Inc..........................      975,280     1,188,075      1.1
                                                                                -----------  ------------    -----
                                                                                  1,984,560     2,186,737      2.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

                           SHARES                                                               VALUE      PERCENT OF
INDUSTRIES                  HELD                   COMMON STOCKS                   COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------
TOBACCO                       14,900  Philip Morris Companies, Inc............  $   566,215  $    661,187      0.6%
---------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING              26,700  Carnival Corp. (Class A)................      790,393     1,101,375      1.1
---------------------------------------------------------------------------------------------------------------------
UTILITIES                     41,800  Edison International, Inc...............      803,301     1,039,775      1.0
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS                        43,126,748    53,037,486     51.3
---------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT              SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*        $ 3,014,000  General Motors Acceptance Corp., 6.25%
                                       due 7/01/1997..........................    3,013,477     3,013,477      2.9
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES                 3,013,477     3,013,477      2.9
---------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS.......................  $92,257,700   102,640,954     99.3
                                                                                -----------
                                                                                -----------
                                      OTHER ASSETS LESS LIABILITIES...........                    706,641      0.7
                                                                                             ------------    -----
                                      NET ASSETS..............................               $103,347,595    100.0%
                                                                                             ------------    -----
                                                                                             ------------    -----
---------------------------------------------------------------------------------------------------------------------

 * Commercial Paper is traded on a discount basis. The interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

 +  Non-income producing security.

++  Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                                                                                                      VALUE      PERCENT OF
INDUSTRIES               SHARES HELD              US STOCKS & WARRANTS                   COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                   66,000  AlliedSignal, Inc............................  $  4,799,130  $  5,544,000      1.6%
DEFENSE
                              58,800  United Technologies Corp.....................     2,433,293     4,880,400      1.5
                                                                                     ------------  ------------    -----
                                                                                        7,232,423    10,424,400      3.1
---------------------------------------------------------------------------------------------------------------------------
AIRLINES                      36,000  +US Airways Group Inc........................     1,266,808     1,260,000      0.4
---------------------------------------------------------------------------------------------------------------------------
APPLIANCES                   122,900  Sunbeam Corp.................................     4,676,121     4,639,475      1.4
---------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL             73,100  +Hertz Corp. (Class A).......................     2,176,390     2,631,600      0.8
---------------------------------------------------------------------------------------------------------------------------
BANKING                      104,931  Banc One Corp................................     4,580,850     5,082,595      1.5
                              96,000  Bank of New York Co. Inc.....................     1,766,630     4,176,000      1.3
                              15,000  Bank of New York Co., Inc. (Warrants) (a)....       168,750     1,691,250      0.5
                              87,800  BankAmerica Corp.............................     4,545,997     5,668,588      1.7
                              23,000  Chase Manhattan Corp.........................     2,361,591     2,232,438      0.7
                                                                                     ------------  ------------    -----
                                                                                       13,423,818    18,850,871      5.7
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS                     80,000  duPont (E.I.) de Nemours & Co................     4,361,349     5,030,000      1.5
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             78,900  +Cabletron Systems, Inc......................     2,717,138     2,233,856      0.6
                             103,800  First Data Corp..............................     3,736,613     4,560,713      1.4
                                                                                     ------------  ------------    -----
                                                                                        6,453,751     6,794,569      2.0
---------------------------------------------------------------------------------------------------------------------------
COMPUTERS                     57,400  +Compaq Computer Corp........................     4,257,107     5,696,950      1.7
                              16,000  International Business Machines Corp.........       876,480     1,443,000      0.5
                                                                                     ------------  ------------    -----
                                                                                        5,133,587     7,139,950      2.2
---------------------------------------------------------------------------------------------------------------------------
CONTAINERS                   144,100  +Owens-Illinois, Inc.........................     4,182,158     4,467,100      1.3
---------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                   32,000  Intel Corporation............................     4,424,662     4,530,000      1.4
---------------------------------------------------------------------------------------------------------------------------
FERTILIZERS                   54,300  IMC Global, Inc..............................     2,033,826     1,900,500      0.6
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            81,500  American Express Company.....................     3,819,433     6,071,750      1.8
                             126,000  MGIC Investment Corp.........................     4,763,407     6,040,125      1.8
                              32,700  Nationwide Financial Services Inc. (Class
                                       A)..........................................       776,510       868,594      0.3
                                                                                     ------------  ------------    -----
                                                                                        9,359,350    12,980,469      3.9
---------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             73,200  Black & Decker Corporation...................     2,451,987     2,722,125      0.8
---------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-MANAGED CARE       84,000  +Oxford Health Plans, Inc....................     5,119,135     6,027,000      1.8
---------------------------------------------------------------------------------------------------------------------------
INSURANCE                     54,500  Aetna Inc....................................     4,128,720     5,579,438      1.7
                              85,500  Allstate Corp................................     2,829,516     6,241,500      1.9
                              33,200  +Hartford Life, Inc. (Class A)...............     1,077,390     1,245,000      0.4
                              91,000  Travelers Group, Inc.........................     4,787,323     5,738,688      1.7
                              14,300  Travelers Property Casualty Corp. (Class
                                       A)..........................................       553,448       570,213      0.2
                             132,000  UNUM Corporation.............................     4,211,989     5,544,000      1.6
                                                                                     ------------  ------------    -----
                                                                                       17,588,386    24,918,839      7.5
---------------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM              153,000  Brunswick Corporation........................     3,797,230     4,781,250      1.5
                              32,697  TCI Pacific Communications (Convertible
                                       Preferred)..................................     3,317,815     3,351,443      1.0
                                                                                     ------------  ------------    -----
                                                                                        7,115,045     8,132,693      2.5
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                                                                                                      VALUE      PERCENT OF
INDUSTRIES               SHARES HELD              US STOCKS & WARRANTS                   COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
MACHINERY                     81,000  +American Standard Companies, Inc............  $  2,781,224  $  3,624,750      1.1%
                              91,000  Ingersoll-Rand Co............................     4,095,877     5,619,250      1.7
                                                                                     ------------  ------------    -----
                                                                                        6,877,101     9,244,000      2.8
---------------------------------------------------------------------------------------------------------------------------
MEDICAL                      178,000  +Tenet Healthcare Corp.......................     4,625,117     5,262,125      1.6
---------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   91,000  El Paso Natural Gas Co.......................     4,578,330     5,005,000      1.5
                             112,700  Enron Corp...................................     4,326,642     4,599,569      1.4
                                                                                     ------------  ------------    -----
                                                                                        8,904,972     9,604,569      2.9
---------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 130,000  Dresser Industries, Inc......................     3,158,019     4,842,500      1.4
                              18,000  Schlumberger Ltd.............................     1,519,927     2,250,000      0.7
                              66,100  +Smith International, Inc....................     3,006,190     4,015,575      1.2
                                                                                     ------------  ------------    -----
                                                                                        7,684,136    11,108,075      3.3
---------------------------------------------------------------------------------------------------------------------------
PAPER                        100,000  Kimberly-Clark Corp..........................     3,844,967     4,975,000      1.5
---------------------------------------------------------------------------------------------------------------------------
PETROLEUM                     34,000  Pennzoil Co..................................     1,393,924     2,609,500      0.8
                              92,000  Unocal Corp..................................     3,097,115     3,570,750      1.1
                                                                                     ------------  ------------    -----
                                                                                        4,491,039     6,180,250      1.9
---------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               62,600  Abbott Laboratories..........................     2,563,176     4,178,550      1.3
                              75,000  American Home Products Corporation...........     4,412,164     5,737,500      1.7
                              60,300  Merck & Co., Inc.............................     3,669,104     6,241,050      1.9
                                                                                     ------------  ------------    -----
                                                                                       10,644,444    16,157,100      4.9
---------------------------------------------------------------------------------------------------------------------------
RAILROADS                     42,000  Burlington Northern Santa Fe, Inc............     3,506,168     3,774,750      1.1
---------------------------------------------------------------------------------------------------------------------------
REAL ESTATE                  117,400  Prentiss Properties Trust....................     2,455,113     3,008,375      0.9
INVESTMENT TRUSTS             68,700  Starwood Lodging Trust.......................     1,789,747     2,932,631      0.9
                                                                                     ------------  ------------    -----
                                                                                        4,244,860     5,941,006      1.8
---------------------------------------------------------------------------------------------------------------------------
RETAIL                       122,215  Rite Aid Corporation.........................     3,987,535     6,095,473      1.8
                             108,000  Sears, Roebuck & Co..........................     4,290,566     5,805,000      1.8
                                                                                     ------------  ------------    -----
                                                                                        8,278,101    11,900,473      3.6
---------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     104,600  +BMC Software, Inc...........................     3,878,245     5,792,225      1.7
                              90,500  Computer Associates International, Inc.......     3,651,385     5,039,719      1.5
                              11,000  +Microsoft Corp..............................     1,132,932     1,390,812      0.4
                              63,750  +Oracle Corp.................................     2,062,736     3,207,422      1.0
                                                                                     ------------  ------------    -----
                                                                                       10,725,298    15,430,178      4.6
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            90,000  +Airtouch Communications, Inc................     2,477,743     2,463,750      0.7
                             110,000  +Tele-Communications, Inc. (Class A).........     1,580,490     1,629,375      0.5
                             143,000  +WorldCom, Inc...............................     3,590,978     4,567,062      1.4
                                                                                     ------------  ------------    -----
                                                                                        7,649,211     8,660,187      2.6
---------------------------------------------------------------------------------------------------------------------------
TOBACCO                       62,100  Philip Morris Companies, Inc.................     2,015,206     2,755,687      0.8
---------------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING             150,000  Carnival Corp. (Class A).....................     4,272,624     6,187,500      1.9
---------------------------------------------------------------------------------------------------------------------------
UTILITIES                    240,100  Edison International, Inc....................     4,578,019     5,972,487      1.8
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL US STOCKS & WARRANTS                      189,340,059   245,602,978     74.0
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                                                                                                      VALUE      PERCENT OF
COUNTRY                  SHARES HELD               FOREIGN STOCKS++++                    COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ARGENTINA                     43,700  Yacimientos Petroliferos Fiscales S.A. (YPF)
                                       (ADR)* (22).................................  $    963,174  $  1,343,775      0.4%
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN ARGENTINA                      963,174     1,343,775      0.4
---------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                     88,000  Broken Hill Proprietary Co., Ltd. (9)........     1,157,843     1,285,021      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN AUSTRALIA                    1,157,843     1,285,021      0.4
---------------------------------------------------------------------------------------------------------------------------
BRAZIL                     1,650,000  Companhia Cervejaria Brahma S.A. PN
                                       (Preferred) (4).............................       943,548     1,256,851      0.4
                              10,000  Telecomunicacoes Brasileiras S.A.-Telebras
                                       (ADR)* (30).................................       554,695     1,517,500      0.5
                              18,500  +Uniao de Banco Brasileiros S.A. (Unibanco)
                                       (GDR)** (3).................................       624,462       686,812      0.2
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN BRAZIL                       2,122,705     3,461,163      1.1
---------------------------------------------------------------------------------------------------------------------------
CANADA                        47,400  Canadian Pacific, Ltd. (19)..................       971,396     1,347,937      0.4
                              38,600  +Imax Corporation (34).......................       613,960       940,875      0.3
                              22,800  Magna International Inc. (Class A) (2).......       922,477     1,372,275      0.4
                              15,500  Potash Corp. of Saskatchewan, Inc. (18)......     1,075,274     1,163,469      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN CANADA                       3,583,107     4,824,556      1.5
---------------------------------------------------------------------------------------------------------------------------
FINLAND                       33,000  +Amer Group Ltd. (9).........................       599,699       604,582      0.2
                              27,000  Finnlines OY (8).............................       540,042       827,901      0.2
                              15,000  Orion-yhtymae OY (Class B) (23)..............       589,147       565,530      0.2
                              55,100  UPM-Kymmene OY (21)..........................     1,136,242     1,275,119      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN FINLAND                      2,865,130     3,273,132      1.0
---------------------------------------------------------------------------------------------------------------------------
FRANCE                        17,800  +SGS-Thomson Microelectronics N.V. (NY
                                       Registered Shares) (28).....................       663,479     1,424,000      0.4
                              29,000  Scor S.A. (26)...............................     1,128,335     1,167,918      0.4
                              77,000  Usinor-Sacilor S.A. (17).....................     1,313,544     1,389,300      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN FRANCE                       3,105,358     3,981,218      1.2
---------------------------------------------------------------------------------------------------------------------------
GERMANY                        3,000  Henkel KGaA (7)..............................       133,333       159,245      0.0
                              21,500  Henkel KGaA (Preferred) (7)..................       914,503     1,221,451      0.4
                               3,000  Mannesmann AG (15)...........................     1,047,357     1,337,656      0.4
                              20,500  Siemens AG (11)..............................     1,151,542     1,218,165      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN GERMANY                      3,246,735     3,936,517      1.2
---------------------------------------------------------------------------------------------------------------------------
HONG KONG                     44,400  HSBC Holdings PLC (3)........................       713,991     1,335,416      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN HONG KONG                      713,991     1,335,416      0.4
---------------------------------------------------------------------------------------------------------------------------
INDONESIA                     44,600  P.T. Indonesian Satellite Corp.
                                       (ADR)* (30).................................     1,628,362     1,335,212      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN INDONESIA                    1,628,362     1,335,212      0.4
---------------------------------------------------------------------------------------------------------------------------
ITALY                        109,000  Arnoldo Mondadori Editore S.p.A. (24)........       920,007       629,598      0.2
                              89,100  Danieli & Co. Officine Meccaniche S.p.A.
                                       (15)........................................       350,452       311,832      0.1
                              18,000  Gucci Group N.V. (NY Registered Shares)
                                       (1).........................................     1,306,350     1,158,750      0.3
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN ITALY                        2,576,809     2,100,180      0.6
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                                                                                                      VALUE      PERCENT OF
COUNTRY                  SHARES HELD               FOREIGN STOCKS++++                    COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
JAPAN                         17,000  Amway Japan Ltd. (16)........................  $    652,499  $    576,221      0.2%
                               9,000  Autobacs Seven Co., Ltd. (2).................       621,854       713,899      0.2
                              59,000  Bridgestone Corporation (32).................     1,024,171     1,371,014      0.4
                              49,000  Canon, Inc. (11).............................       899,111     1,335,546      0.4
                              66,000  Matsushita Electric Industrial Co., Ltd.
                                       (11)........................................     1,046,360     1,331,877      0.4
                              58,000  Matsushita Electric Works, Ltd. (5)..........       660,186       658,688      0.2
                             211,000  Mistubishi Electric Corp. (10)...............     1,454,844     1,181,541      0.4
                             170,000  Mistubishi Heavy Industries, Ltd. (11).......     1,353,739     1,305,408      0.4
                              89,000  Mitsui-Soko Co., Ltd. (33)...................       789,786       621,220      0.2
                              13,000  Rohm Co., Ltd. (11)..........................       724,257     1,340,089      0.4
                              16,000  Sony Corporation (11)........................     1,174,664     1,396,348      0.4
                             107,000  Tokio Marine & Fire Insurance Co., Ltd.
                                       (13)........................................     1,183,026     1,402,114      0.4
                             206,000  Toray Industries, Inc. (31)..................     1,384,699     1,470,272      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN JAPAN                       12,969,196    14,704,237      4.4
---------------------------------------------------------------------------------------------------------------------------
MEXICO                        80,000  Grupo Carso, S.A. de C.V. (ADR)* (19)........       981,625     1,080,000      0.3
                              42,000  Panamerican Beverages, Inc. (Class A) (4)....       822,730     1,380,750      0.4
                              27,800  Telefonos de Mexico, S.A. de C.V. (Telmex)
                                       (ADR)* (30).................................     1,063,355     1,327,450      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN MEXICO                       2,867,710     3,788,200      1.1
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                   72,000  ABN AMRO Holding N.V. (3)....................     1,008,500     1,343,667      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE NETHERLANDS              1,008,500     1,343,667      0.4
---------------------------------------------------------------------------------------------------------------------------
NORWAY                       106,000  Color Line ASA (8)...........................       413,416       477,654      0.1
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN NORWAY                         413,416       477,654      0.1
---------------------------------------------------------------------------------------------------------------------------
PHILIPPINES                  436,700  San Miguel Corp. (Class B) (4)...............     1,374,358     1,151,827      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE PHILIPPINES              1,374,358     1,151,827      0.4
---------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA                  30,700  De Beers Consolidated Mines Ltd. (ADR) *
                                       (18)........................................     1,022,811     1,132,062      0.3
                             100,000  Sasol Ltd. (9)...............................     1,175,055     1,312,307      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SOUTH AFRICA                 2,197,866     2,444,369      0.7
---------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                   77,467  +Hyundai Engineering & Construction Co., Ltd.
                                       (GDR)** (12)++..............................       994,189       319,551      0.1
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SOUTH KOREA                    994,189       319,551      0.1
---------------------------------------------------------------------------------------------------------------------------
SPAIN                         32,000  Repsol S.A.(ADR)* (22).......................     1,052,906     1,358,000      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SPAIN                        1,052,906     1,358,000      0.4
---------------------------------------------------------------------------------------------------------------------------
SWEDEN                        63,100  Bure Investment AB (14)......................       560,956       795,749      0.2
                              28,400  +Castellum AB (25)...........................       190,519       213,053      0.1
                                 600  Perstorp AB (Class B) (7)....................        10,625        10,632      0.0
                              49,000  Sparbanken Sverige AB (Class A) (3)..........       632,647     1,090,100      0.3
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SWEDEN                       1,394,747     2,109,534      0.6
---------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                    1,000  ABB AG (6)...................................     1,214,108     1,516,087      0.5
                                 900  Novartis AG (Registered Shares) (23).........       781,569     1,441,037      0.4
                                 145  Roche Holding AG (23)........................     1,218,035     1,313,525      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SWITZERLAND                  3,213,712     4,270,649      1.3
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                                                                                                      VALUE      PERCENT OF
COUNTRY                  SHARES HELD               FOREIGN STOCKS++++                    COST       (NOTE 1a)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM               108,000  Boots Company PLC (27).......................  $  1,023,921  $  1,265,310      0.4%
                             397,200  British Steel PLC (29).......................     1,013,968       987,513      0.3
                             124,000  Grand Metropolitan PLC (9)...................       858,304     1,191,905      0.4
                              96,000  Imperial Chemical Industries PLC (20)........     1,352,301     1,331,464      0.4
                             200,400  LucasVarity PLC (2)..........................       689,342       693,192      0.2
                              81,000  Rio Tinto PLC (18)...........................     1,208,953     1,409,667      0.4
                             259,000  Vodafone Group PLC (30)......................       907,235     1,262,001      0.4
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE UNITED KINGDOM           7,054,024     8,141,052      2.5
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN STOCKS                             56,503,838    66,984,930     20.2
---------------------------------------------------------------------------------------------------------------------------
                         FACE AMOUNT              SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***      $16,165,000  General Motors Acceptance Corp., 6.25% due
                                       7/01/1997...................................    16,162,194    16,162,194      4.9
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES                      16,162,194    16,162,194      4.9
---------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS............................  $262,006,091   328,750,102     99.1
                                                                                     ------------
                                                                                     ------------
                                      UNREALIZED APPRECIATION ON FORWARD
                                      FOREIGN EXCHANGE CONTRACTS+++................                     124,367      0.0
                                      OTHER ASSETS LESS LIABILITIES................                   3,024,308      0.9
                                                                                                   ------------    -----
                                      NET ASSETS...................................                $331,898,777    100.0%
                                                                                                   ------------    -----
                                                                                                   ------------    -----
---------------------------------------------------------------------------------------------------------------------------

 (a) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

  *  American Depositary Receipts (ADR).

 **  Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

  +  Non-income producing security.

 ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

+++  Forward foreign exchange contracts as of June 30, 1997 were as follows:

----------------------------------------------
                                    UNREALIZED
                                    APPRECIATION
FOREIGN CURRENCY       EXPIRATION   (DEPRECIATION)
SOLD                      DATE      (NOTE 1e)
----------------------------------------------
     A$    1,540,000   July 1997    $   3,166
     Chf   6,200,000   July 1997       76,892
      DM   9,480,000   July 1997       52,597
     Fim  16,700,000   July 1997       13,896
    Frf   21,700,000   July 1997       35,737
     L     5,100,000  August 1997      22,018
   Lit 3,875,000,000   July 1997       16,748
     Pta 204,000,000   July 1997       19,290
     Skr  14,000,000   July 1997        6,556
    Y  1,740,000,000   July 1997     (122,533)
----------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS-NET (US$
COMMITMENT-$47,071,046)             $ 124,367
                                    ----------
                                    ----------
----------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

++++ Corresponding industry groups for foreign stocks and warrants:

 (1) Apparel                              (12) Engineering & Construction           (23) Pharmaceuticals
 (2) Auto-Parts                           (13) Insurance                            (24) Publishing
 (3) Banking                              (14) Investment Management                (25) Real Estate
 (4) Beverages                            (15) Machinery & Equipment                (26) Reinsurance
 (5) Building Products                    (16) Merchandising                        (27) Retail
 (6) Capital Goods                        (17) Metals                               (28) Semiconductors
 (7) Chemicals                            (18) Mining                               (29) Steel
 (8) Cruise Lines                         (19) Multi-Industry                       (30) Telecommunications
 (9) Diversified                          (20) Oil-Integrated                       (31) Textiles
(10) Electrical Equipment                 (21) Paper & Forest Products              (32) Tires & Rubber
(11) Electronics                          (22) Petroleum                            (33) Warehouse & Storage
                                                                                    (34) Entertainment

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                           SHARES                                                                VALUE      PERCENT OF
INDUSTRIES                  HELD                     US STOCKS                      COST       (NOTE 1a)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE            8,000  AlliedSignal, Inc. .....................  $    588,800  $    672,000      0.3%
                              14,000  United Technologies Corp. ..............       439,209     1,162,000      0.4
                                                                                ------------  ------------    -----
                                                                                   1,028,009     1,834,000      0.7
----------------------------------------------------------------------------------------------------------------------
AIRLINES                       9,500  +US Airways Group Inc. .................       334,296       332,500      0.1
----------------------------------------------------------------------------------------------------------------------
APPLIANCES                    31,500  Sunbeam Corp. ..........................     1,197,750     1,189,125      0.4
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL             19,900  +Hertz Corp. (Class A) .................       590,839       716,400      0.3
----------------------------------------------------------------------------------------------------------------------
BANKING                       29,148  Banc One Corp. .........................     1,273,048     1,411,832      0.5
                              28,000  Bank of New York Co. Inc. ..............       731,500     1,218,000      0.5
                              12,000  BankAmerica Corp. ......................       614,513       774,750      0.3
                               7,000  Chase Manhattan Corp. ..................       718,728       679,438      0.3
                                                                                ------------  ------------    -----
                                                                                   3,337,789     4,084,020      1.6
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                     20,000  duPont (E.I.) de Nemours & Co. .........     1,090,052     1,257,500      0.5
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES             22,100  +Cabletron Systems, Inc. ...............       761,737       625,706      0.2
                              36,000  First Data Corp. .......................     1,289,781     1,581,750      0.6
                                                                                ------------  ------------    -----
                                                                                   2,051,518     2,207,456      0.8
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                     12,300  +Compaq Computer Corp. .................       912,854     1,220,775      0.5
                               5,000  International Business Machines
                                       Corp. .................................       274,740       450,938      0.2
                                                                                ------------  ------------    -----
                                                                                   1,187,594     1,671,713      0.7
----------------------------------------------------------------------------------------------------------------------
CONTAINERS                    37,900  +Owens-Illinois, Inc. ..................     1,097,902     1,174,900      0.4
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                    9,500  Intel Corporation ......................     1,313,738     1,344,844      0.5
----------------------------------------------------------------------------------------------------------------------
FERTILIZERS                   10,200  IMC Global, Inc. .......................       393,358       357,000      0.1
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            21,500  American Express Company ...............     1,028,286     1,601,750      0.6
                              29,600  MGIC Investment Corp. ..................     1,130,683     1,418,950      0.5
                              10,300  Nationwide Financial Services Inc.
                                       (Class A) .............................       244,737       273,594      0.1
                                                                                ------------  ------------    -----
                                                                                   2,403,706     3,294,294      1.2
----------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             27,000  Black & Decker Corporation .............       901,890     1,004,063      0.4
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE-MANAGED CARE       21,000  +Oxford Health Plans, Inc. .............     1,297,813     1,506,750      0.6
----------------------------------------------------------------------------------------------------------------------
INSURANCE                     11,000  Aetna Inc. .............................       848,911     1,126,125      0.4
                              20,800  Allstate Corp. .........................       910,366     1,518,400      0.6
                               8,700  +Hartford Life, Inc. (Class A) .........       282,331       326,250      0.1
                              26,000  Travelers Group, Inc. ..................     1,376,302     1,639,625      0.6
                               3,800  Travelers Property Casualty Corp. (Class
                                       A) ....................................       147,077       151,525      0.1
                              34,000  UNUM Corporation .......................     1,082,210     1,428,000      0.5
                                                                                ------------  ------------    -----
                                                                                   4,647,197     6,189,925      2.3
----------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM               41,000  Brunswick Corporation ..................     1,022,290     1,281,250      0.5
                              11,284  TCI Pacific Communications (Convertible
                                       Preferred) ............................     1,030,418     1,156,610      0.4
                                                                                ------------  ------------    -----
                                                                                   2,052,708     2,437,860      0.9
----------------------------------------------------------------------------------------------------------------------
MACHINERY                     24,000  +American Standard Companies, Inc. .....       785,202     1,074,000      0.4
                              26,000  Ingersoll-Rand Co. .....................     1,170,297     1,605,500      0.6
                                                                                ------------  ------------    -----
                                                                                   1,955,499     2,679,500      1.0
----------------------------------------------------------------------------------------------------------------------
MEDICAL                       50,000  +Tenet Healthcare Corp. ................     1,303,661     1,478,125      0.6
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   22,000  El Paso Natural Gas Co. ................     1,116,188     1,210,000      0.5
                              27,300  Enron Corp. ............................     1,020,884     1,114,181      0.4
                                                                                ------------  ------------    -----
                                                                                   2,137,072     2,324,181      0.9
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                                VALUE      PERCENT OF
INDUSTRIES                  HELD                     US STOCKS                      COST       (NOTE 1a)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  36,000  Dresser Industries, Inc. ...............  $    742,806  $  1,341,000      0.5%
                               5,000  Schlumberger Ltd. ......................       394,050       625,000      0.2
                              17,400  +Smith International, Inc. .............       794,052     1,057,050      0.4
                                                                                ------------  ------------    -----
                                                                                   1,930,908     3,023,050      1.1
----------------------------------------------------------------------------------------------------------------------
PAPER                         27,600  Kimberly-Clark Corp. ...................     1,059,908     1,373,100      0.5
----------------------------------------------------------------------------------------------------------------------
PETROLEUM                      9,000  Pennzoil Co. ...........................       356,750       690,750      0.3
                              22,000  Unocal Corp. ...........................       734,608       853,875      0.3
                                                                                ------------  ------------    -----
                                                                                   1,091,358     1,544,625      0.6
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               13,900  Abbott Laboratories ....................       571,188       927,825      0.4
                              19,000  American Home Products Corporation .....     1,117,543     1,453,500      0.5
                              15,200  Merck & Co., Inc. ......................       562,012     1,573,200      0.6
                                                                                ------------  ------------    -----
                                                                                   2,250,743     3,954,525      1.5
----------------------------------------------------------------------------------------------------------------------
RAILROADS                     11,000  Burlington Northern Santa Fe, Inc. .....       918,861       988,625      0.4
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE                   26,700  Prentiss Properties Trust ..............       543,761       684,188      0.3
INVESTMENT TRUSTS             22,150  Starwood Lodging Trust .................       583,207       945,528      0.3
                                                                                ------------  ------------    -----
                                                                                   1,126,968     1,629,716      0.6
----------------------------------------------------------------------------------------------------------------------
RETAIL                        27,465  Rite Aid Corporation ...................       911,608     1,369,817      0.5
                              28,000  Sears, Roebuck & Co. ...................     1,295,833     1,505,000      0.6
                                                                                ------------  ------------    -----
                                                                                   2,207,441     2,874,817      1.1
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                      28,800  +BMC Software, Inc. ....................     1,119,737     1,594,800      0.6
                              22,900  Computer Associates International, Inc..       930,184     1,275,244      0.5
                               3,000  +Microsoft Corp. .......................       309,009       379,312      0.1
                              16,550  +Oracle Corp. ..........................       504,360       832,672      0.3
                                                                                ------------  ------------    -----
                                                                                   2,863,290     4,082,028      1.5
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            24,000  +Airtouch Communications, Inc. .........       676,576       657,000      0.3
                              13,000  +Tele-Communications, Inc. (Class A) ...       186,771       192,562      0.1
                              36,000  +WorldCom, Inc. ........................       901,722     1,149,750      0.4
                                                                                ------------  ------------    -----
                                                                                   1,765,069     1,999,312      0.8
----------------------------------------------------------------------------------------------------------------------
TOBACCO                       16,500  Philip Morris Companies, Inc. ..........       549,858       732,187      0.3
----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING              39,000  Carnival Corp. (Class A) ...............     1,110,553     1,608,750      0.6
----------------------------------------------------------------------------------------------------------------------
UTILITIES                     53,000  Edison International, Inc. .............       988,391     1,318,375      0.5
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL US STOCKS                             48,185,739    62,213,266     23.5
----------------------------------------------------------------------------------------------------------------------
COUNTRY                                           FOREIGN STOCKS++
----------------------------------------------------------------------------------------------------------------------
ARGENTINA                     90,000  Yaciementos Petroliferos Fiscales S.A.
                                       (YPF) (ADR)* (24)......................     2,029,393     2,767,500      1.0
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN ARGENTINA               2,029,393     2,767,500      1.0
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA                    200,000  Broken Hill Proprietary Co., Ltd. (10)..     2,631,462     2,920,502      1.1
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN AUSTRALIA               2,631,462     2,920,502      1.1
----------------------------------------------------------------------------------------------------------------------
BRAZIL                     3,500,000  Companhia Cervejaria Brahma S.A. PN
                                       (Preferred) (4)........................     1,997,953     2,666,047      1.0
                              20,800  Telecomunicacoes Brasileiras S.A.-
                                       Telebras (ADR)* (32)...................     1,117,293     3,156,400      1.2
                              37,000  +Uniao de Bancos Brasileiros S.A.
                                       (Unibanco) (GDR)** (3).................     1,248,880     1,373,625      0.5
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN BRAZIL                  4,364,126     7,196,072      2.7
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                                VALUE      PERCENT OF
COUNTRY                     HELD                  FOREIGN STOCKS++                  COST       (NOTE 1a)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
CANADA                       113,000  Canadian Pacific, Ltd. (21).............  $  2,133,360  $  3,213,437      1.2%
                              73,600  +Imax Corporation (36) .................     1,171,835     1,794,000      0.7
                              53,000  Magna International Inc. (Class A) (2)..     2,417,720     3,189,937      1.2
                              34,900  Potash Corp of Saskatchewan, Inc.
                                       (20)...................................     2,495,230     2,619,681      1.0
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN CANADA                  8,218,145    10,817,055      4.1
----------------------------------------------------------------------------------------------------------------------
FINLAND                       65,000  +Amer Group Ltd. (10)...................     1,181,497     1,190,844      0.4
                              50,000  Finnlines OY (9)........................       923,284     1,533,151      0.6
                              30,000  Orion-yhtymae OY (Class B) (25).........     1,178,334     1,131,060      0.4
                             121,000  UPM-Kymmene OY (23).....................     2,526,040     2,800,170      1.1
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN FINLAND                 5,809,155     6,655,225      2.5
----------------------------------------------------------------------------------------------------------------------
FRANCE                        42,600  +SGS-Thomson Microelectronics N.V.
                                       (NY Registered Shares) (30)............     1,563,091     3,408,000      1.3
                              67,000  Scor S.A. (28)..........................     2,619,355     2,698,293      1.0
                             153,000  Usinor-Sacilor S.A. (19)................     2,412,086     2,760,558      1.1
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN FRANCE                  6,594,532     8,866,851      3.4
----------------------------------------------------------------------------------------------------------------------
GERMANY                        4,000  Henkel KGaA (8).........................       177,789       212,326      0.1
                              36,000  Henkel KGaA (Preferred) (8).............     1,529,763     2,045,220      0.8
                               6,900  Mannesmann AG (17)......................     1,957,449     3,076,610      1.2
                              50,600  Siemens AG (12).........................     2,406,021     3,006,789      1.1
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN GERMANY                 6,071,022     8,340,945      3.2
----------------------------------------------------------------------------------------------------------------------
HONG KONG                    112,800  HSBC Holdings PLC (3)...................     1,767,488     3,392,678      1.3
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN HONG KONG               1,767,488     3,392,678      1.3
----------------------------------------------------------------------------------------------------------------------
INDONESIA                     79,450  P.T. Indonesian Satellite Corp. (ADR)*
                                       (32)...................................     2,730,318     2,378,534      0.9
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN INDONESIA               2,730,318     2,378,534      0.9
----------------------------------------------------------------------------------------------------------------------
ITALY                        200,000  Arnoldo Mondadori Editore S.p.A. (26)...     1,688,035     1,155,226      0.4
                             431,000  Danieli & Co. Officine Meccaniche
                                       S.p.A. (17)............................     1,590,085     1,508,411      0.6
                              40,000  Gucci Group N.V. (NY Registered Shares)
                                       (1)....................................     2,902,966     2,575,000      1.0
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN ITALY                   6,181,086     5,238,637      2.0
----------------------------------------------------------------------------------------------------------------------
JAPAN                         37,000  Amway Japan Ltd. (18)...................     1,419,100     1,254,128      0.5
                              17,000  Autobacs Seven Co., Ltd. (2)............     1,174,683     1,348,476      0.5
                             124,000  Bridgestone Corporation (34)............     2,149,127     2,881,454      1.1
                             103,000  Canon, Inc. (12)........................     1,733,499     2,807,373      1.1
                             165,000  Maeda Corp. (5).........................     1,668,260       926,837      0.3
                             154,000  Matsushita Electric Industrial Co., Ltd.
                                       (12)...................................     2,451,049     3,107,714      1.2
                             124,000  Matsushita Electric Works, Ltd. (6).....     1,411,454     1,408,229      0.5
                             398,000  Mitsubishi Electric Corp. (11)..........     2,524,065     2,228,689      0.8
                             414,000  Mitsubishi Heavy Industries, Ltd. (12)..     2,671,797     3,179,051      1.2
                             245,000  Mitsui-Soko Co., Ltd. (35)..............     2,105,369     1,710,099      0.6
                             187,000  Okumura Corp. (5).......................     1,557,500       991,605      0.4
                              34,000  Rohm Co. Ltd. (12)......................     1,915,392     3,504,848      1.3
                              32,000  Sony Corporation (12)...................     2,349,329     2,792,697      1.1
                             257,000  Tokio Marine and Fire Insurance Co.,
                                       Ltd. (15)..............................     2,992,990     3,367,695      1.3
                             443,000  Toray Industries, Inc. (33).............     2,909,401     3,161,798      1.2
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN JAPAN                  31,033,015    34,670,693     13.1
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                                VALUE      PERCENT OF
COUNTRY                     HELD                  FOREIGN STOCKS++                  COST       (NOTE 1a)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
MEXICO                       150,000  Grupo Carso, S.A. de C.V. (ADR)* (21)     $  2,203,406  $  2,025,000      0.8%
                              95,000  Panamerican Beverages, Inc.
                                       (Class A) (4)..........................     1,944,520     3,123,125      1.2
                              61,000  Telefonos de Mexico, S.A. de C.V.
                                       (Telmex) (ADR)* (32)...................     2,324,962     2,912,750      1.1
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN MEXICO                  6,472,888     8,060,875      3.1
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS                  124,000  ABN AMRO Holding N.V. (3)...............     1,738,232     2,314,093      0.9
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE
                                      NETHERLANDS                                  1,738,232     2,314,093      0.9
----------------------------------------------------------------------------------------------------------------------
NORWAY                       212,000  Color Line ASA (9)......................       826,832       955,307      0.4
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN NORWAY                    826,832       955,307      0.4
----------------------------------------------------------------------------------------------------------------------
PHILIPPINES                  949,850  San Miguel Corp. (Class B) (4)..........     2,799,316     2,505,297      0.9
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE
                                      PHILIPPINES                                  2,799,316     2,505,297      0.9
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA                  69,000  De Beers Consolidated Mines Ltd. (ADR)*
                                      (20)....................................     2,342,339     2,544,375      1.0
                             226,000  Sasol Ltd. (10).........................     2,658,519     2,965,814      1.1
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SOUTH AFRICA            5,000,858     5,510,189      2.1
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                   44,064  +Hyundai Engineering & Construction Co.,
                                       Ltd.(GDR)** (13)(a)....................       565,502       181,764      0.1
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SOUTH KOREA               565,502       181,764      0.1
----------------------------------------------------------------------------------------------------------------------
SPAIN                         58,300  Repsol S.A. (ADR)* (24).................     1,720,869     2,474,106      0.9
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SPAIN                   1,720,869     2,474,106      0.9
----------------------------------------------------------------------------------------------------------------------
SWEDEN                       120,600  Bure Investment AB (16).................     1,058,077     1,520,876      0.6
                              59,800  +Castellum AB (27)......................       401,163       448,612      0.1
                               1,200  Perstorp AB (Class B) (8)...............        21,250        21,264      0.0
                              94,000  Sparbanken Sverige AB (Class A) (3).....     1,208,588     2,091,212      0.8
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SWEDEN                  2,689,078     4,081,964      1.5
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND                    2,180  ABB AG (7)..............................     1,966,277     3,305,070      1.3
                               1,800  Novartis AG (Registered Shares) (25)....     1,748,593     2,882,074      1.1
                                 270  Roche Holding AG (25)...................     2,268,066     2,445,874      0.9
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SWITZERLAND             5,982,936     8,633,018      3.3
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM               234,000  Boots Company PLC (29)..................     2,307,747     2,741,505      1.0
                             736,000  British Steel PLC (31)..................     1,824,029     1,829,832      0.7
                             275,700  Grand Metropolitan PLC (10).............     1,946,319     2,650,067      1.0
                             209,000  Imperial Chemical Industries PLC (22)...     2,740,964     2,898,709      1.1
                             420,000  LucasVarity PLC (2).....................     1,444,766     1,452,797      0.5
                             150,000  Rio Tinto PLC (20)......................     2,238,796     2,610,494      1.0
                             538,000  Vodafone Group PLC (32).................     1,884,137     2,621,453      1.0
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN THE
                                      UNITED KINGDOM                              14,386,758    16,804,857      6.3
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL FOREIGN STOCKS                       119,613,011   144,766,162     54.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                                  FACE                                                                    VALUE      PERCENT OF
COUNTRY                          AMOUNT                    FOREIGN BONDS++                   COST       (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                  A$       2,375,000  Government of Australia, 7.50% due
                                                7/15/2005 (14).........................  $  1,835,067  $  1,839,517      0.7%
-------------------------------------------------------------------------------------------------------------------------------
CANADA                     C$       2,350,000  Canadian Government Bonds, 7% due
                                                12/01/2006 (14)........................     1,785,347     1,784,944      0.7
-------------------------------------------------------------------------------------------------------------------------------
DENMARK                       Dkr  21,500,000  Government of Denmark, 7% due 11/15/2007
                                                (14)...................................     3,434,844     3,403,834      1.3
-------------------------------------------------------------------------------------------------------------------------------
FINLAND                       Fmk  17,000,000  Finnish Government Bonds, 7.25% due
                                                4/18/2006 (14).........................     3,836,506     3,556,873      1.3
-------------------------------------------------------------------------------------------------------------------------------
GERMANY                                        Bundesrepublik Deutschland (14):
                               DM   1,850,000      7.125% due 12/20/2002...............     1,284,789     1,173,953      0.4
                                    2,400,000      6.50% due 10/14/2005................     1,547,155     1,461,953      0.6
                                   11,950,000      6% due 1/04/2007....................     7,101,596     7,033,123      2.7
                                    2,200,000  Treuhandanstalt, 6.875% due 6/11/2003
                                                (14)...................................     1,463,044     1,382,417      0.5
                                                                                         ------------  ------------    -----
                                                                                           11,396,584    11,051,446      4.2
-------------------------------------------------------------------------------------------------------------------------------
ITALY                       Lit 5,540,000,000  Buoni Poliennali del Tesoro (Italian
                                                Government Bonds), 8.50% due 1/01/2004
                                                (14)...................................     3,533,952     3,566,898      1.3
-------------------------------------------------------------------------------------------------------------------------------
SPAIN                         Pta 500,000,000  Spanish Government Bonds, 7.90% due
                                                2/28/2002 (14).........................     4,051,905     3,718,845      1.4
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN                                         Government of Sweden (14):
                              Skr  13,100,000      10.25% due 5/05/2000................     2,240,194     1,916,744      0.7
                                   15,900,000      8% due 8/15/2007....................     2,353,338     2,259,777      0.9
                                                                                         ------------  ------------    -----
                                                                                            4,593,532     4,176,521      1.6
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                L     3,250,000  UK Treasury Gilt, 7.25% due 12/07/2007
                                                (14)...................................     5,379,426     5,467,242      2.1
-------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN BONDS                         39,847,163    38,566,120     14.6
-------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS  US$      4,700,000  US Treasury Bonds, 6.625% due
                                                2/15/2027..............................     4,408,859     4,598,668      1.7
                                               US Treasury Notes:
                                    3,200,000      6% due 8/15/1999....................     3,197,750     3,192,000      1.2
                                    2,750,000      6.50% due 5/31/2002.................     2,768,477     2,761,165      1.1
                                    3,500,000      6.625% due 5/15/2007................     3,525,430     3,528,980      1.3
                                                                                         ------------  ------------    -----
                                                                                            9,491,657     9,482,145      3.6
-------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT OBLIGATIONS             13,900,516    14,080,813      5.3
-------------------------------------------------------------------------------------------------------------------------------
                                                     SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                 2,488,000  General Motors Acceptance Corp., 6.25%
                                                due 7/01/1997..........................     2,488,000     2,488,000      0.9
-------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES                  2,488,000     2,488,000      0.9
-------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS.......................  $224,034,429   262,114,361     99.1
                                                                                         ------------
                                                                                         ------------

                                               UNREALIZED APPRECIATION ON
                                               FORWARD FOREIGN
                                               EXCHANGE CONTRACTS****..................                     515,226      0.2
                                               OTHER ASSETS LESS LIABILITIES...........                   1,969,556      0.7
                                                                                                       ------------    -----
                                               NET ASSETS..............................                $264,599,143    100.0%
                                                                                                       ------------    -----
                                                                                                       ------------    -----
-------------------------------------------------------------------------------------------------------------------------------

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

   *  American Depositary Receipts (ADR).

  **  Global Depositary Receipts (GDR).

 *** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

****  Forward foreign exchange contracts as of June 30, 1997 were as follows:

------------------------------------------------------
                                          UNREALIZED
                                         APPRECIATION
FOREIGN                  EXPIRATION     (DEPRECIATION)
CURRENCY SOLD               DATE          (NOTE 1e)
------------------------------------------------------
A$        5,750,000      July 1997        $  11,822
Chf      12,350,000      July 1997          153,165
Dkr      22,920,000      July 1997           23,113
DM      36,170,000       July 1997          230,226
Fim      52,000,000      July 1997           43,268
Frf       49,500,000     July 1997           81,519
L        13,825,000     August 1997          59,841
Lit   15,700,000,000     July 1997           67,859
Pta     900,000,000      July 1997           85,102
Skr      60,000,000      July 1997           28,095
Y     3,825,000,000      July 1997         (268,784)
------------------------------------------------------
TOTAL UNREALIZED APPRECIATION FORWARD
FOREIGN EXCHANGE CONTRACTS-NET (US$
COMMITMENT-$135,546,223)                  $ 515,226
                                        --------------
                                        --------------
------------------------------------------------------

   +  Non-income producing security.

  ++  Corresponding industry groups for foreign stocks and bonds:

   (1) Apparel
   (2) Auto Parts
   (3) Banking
   (4) Beverages
   (5) Building & Construction
   (6) Building Products
   (7) Capital Goods
   (8) Chemicals
   (9) Cruise Lines
  (10) Diversified
  (11) Electrical Equipment
  (12) Electronics
  (13) Engineering & Construction
  (14) Government (Bonds)
  (15) Insurance
  (16) Investment Management
  (17) Machinery & Equipment
  (18) Merchandising
  (19) Metals
  (20) Mining
  (21) Multi-Industry
  (22) Oil-Integrated
  (23) Paper & Forest Products
  (24) Petroleum
  (25) Pharmaceuticals
  (26) Publishing
  (27) Real Estate
  (28) Reinsurance
  (29) Retail
  (30) Semiconductors
  (31) Steel
  (32) Telecommunications
  (33) Textiles
  (34) Tires & Rubber
  (35) Warehouse & Storage
  (36) Entertainment

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                                                                                                 VALUE      PERCENT OF
INDUSTRIES               SHARES HELD                   STOCKS                       COST       (NOTE 1a)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ADVERTISING                   40,000  Interpublic Group of Companies, Inc.....  $  1,684,681  $  2,452,500      0.8%
----------------------------------------------------------------------------------------------------------------------
BANKING                      195,000  Banc One Corp...........................     9,033,142     9,445,313      3.2
                              22,000  Citicorp................................     2,533,172     2,652,375      0.9
                              40,000  State Street Corporation................     1,074,822     1,850,000      0.6
                                                                                ------------  ------------    -----
                                                                                  12,641,136    13,947,688      4.7
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                    160,000  Coca-Cola Co. (The).....................     6,777,686    10,800,000      3.6
----------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT      165,000  +Cisco Systems, Inc.....................     9,427,161    11,075,625      3.7
                             180,000  +FORE Systems, Inc......................     4,349,840     2,441,250      0.8
                             135,000  Lucent Technologies, Inc................     7,092,049     9,728,438      3.3
                             130,000  +Newbridge Networks Corp................     4,839,831     5,655,000      1.9
                              90,000  Northern Telecom Ltd....................     7,108,939     8,190,000      2.7
                              90,000  Telefonaktiebolaget LM Ericsson
                                       (ADR)*.................................     3,042,634     3,543,750      1.2
                                                                                ------------  ------------    -----
                                                                                  35,860,454    40,634,063     13.6
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                    105,000  +Compaq Computer Corp...................     8,954,956    10,421,250      3.5
                              35,000  Hewlett-Packard Co......................     1,948,550     1,960,000      0.6
                                                                                ------------  ------------    -----
                                                                                  10,903,506    12,381,250      4.1
----------------------------------------------------------------------------------------------------------------------
COSMETICS                    125,000  Gillette Co. (The)......................     6,074,339    11,843,750      3.9
                              10,000  International Flavors & Fragrances,
                                       Inc....................................       485,470       505,000      0.2
                                                                                ------------  ------------    -----
                                                                                   6,559,809    12,348,750      4.1
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT          20,000  Emerson Electric Co.....................       658,040     1,101,250      0.3
                             150,000  General Electric Co.....................     5,753,043     9,806,250      3.3
                              15,000  Honeywell, Inc..........................     1,083,581     1,138,125      0.4
                                                                                ------------  ------------    -----
                                                                                   7,494,664    12,045,625      4.0
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                   65,000  Intel Corporation.......................     8,981,768     9,201,563      3.1
----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                110,000  +Viacom, Inc. (Class A).................     5,426,147     3,265,625      1.1
                              40,000  Walt Disney Co..........................     2,661,838     3,210,000      1.1
                                                                                ------------  ------------    -----
                                                                                   8,087,985     6,475,625      2.2
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            20,000  American Express Company................     1,501,200     1,490,000      0.5
                              60,000  Federal National Mortgage Association...     2,355,348     2,617,500      0.9
                              90,000  Travelers Group, Inc....................     4,574,896     5,675,625      1.9
                                                                                ------------  ------------    -----
                                                                                   8,431,444     9,783,125      3.3
----------------------------------------------------------------------------------------------------------------------
FOOD                          25,000  ConAgra Inc.............................     1,141,500     1,603,125      0.5
                              25,000  Wrigley (Wm.) Jr. Company (Class B).....     1,504,620     1,675,000      0.6
                                                                                ------------  ------------    -----
                                                                                   2,646,120     3,278,125      1.1
----------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING           100,000  Albertsons, Inc.........................     3,960,922     3,650,000      1.2
----------------------------------------------------------------------------------------------------------------------
HOTELS                        15,000  Marriott International, Inc.............       703,815       920,625      0.3
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            10,000  Colgate-Palmolive Co....................       374,261       652,500      0.2
                              20,000  Kimberly-Clark Corp.....................     1,078,644       995,000      0.3
                              35,000  Procter & Gamble Co.....................     3,309,290     4,943,750      1.7
                                                                                ------------  ------------    -----
                                                                                   4,762,195     6,591,250      2.2
----------------------------------------------------------------------------------------------------------------------
INFORMATION SERVICES         100,000  First Data Corp.........................     3,934,355     4,393,750      1.5
----------------------------------------------------------------------------------------------------------------------
INSURANCE                     10,000  Aetna Inc...............................       822,491     1,023,750      0.4
                              20,000  American International Group, Inc.......     2,480,388     2,987,500      1.0
                                                                                ------------  ------------    -----
                                                                                   3,302,879     4,011,250      1.4
----------------------------------------------------------------------------------------------------------------------
LEISURE                      105,000  PolyGram N.V. (NY Registered Shares)....     5,039,807     5,650,313      1.9
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

                                                                                                 VALUE      PERCENT OF
INDUSTRIES               SHARES HELD                   STOCKS                       COST       (NOTE 1a)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY            90,000  +Boston Scientific Corp.................  $  4,846,691  $  5,529,375      1.9%
                              95,000  Johnson & Johnson.......................     3,637,555     6,115,625      2.0
                                                                                ------------  ------------    -----
                                                                                   8,484,246    11,645,000      3.9
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                  125,000  El Paso Natural Gas Co..................     5,682,670     6,875,000      2.3
                             185,000  Enron Corp..............................     7,877,437     7,550,312      2.5
                                                                                ------------  ------------    -----
                                                                                  13,560,107    14,425,312      4.8
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                 110,000  Baker Hughes, Inc.......................     4,078,438     4,255,625      1.5
                              85,000  +Diamond Offshore Drilling, Inc.........     5,827,699     6,640,625      2.2
                              65,000  Schlumberger Ltd........................     7,199,778     8,125,000      2.7
                                                                                ------------  ------------    -----
                                                                                  17,105,915    19,021,250      6.4
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              140,000  Amgen, Inc..............................     5,492,242     8,128,750      2.7
                              90,000  Bristol-Myers Squibb Co.................     5,653,198     7,290,000      2.4
                             100,000  Merck & Co., Inc........................     6,007,254    10,350,000      3.5
                             105,000  Pfizer, Inc.............................     5,608,589    12,547,500      4.2
                                                                                ------------  ------------    -----
                                                                                  22,761,283    38,316,250     12.8
----------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                   15,000  Eastman Kodak Co........................       953,578     1,151,250      0.4
----------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL             20,000  Waste Management Inc....................       591,174       642,500      0.2
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                   15,000  McDonald's Corp.........................       684,747       724,687      0.2
----------------------------------------------------------------------------------------------------------------------
RETAIL-SPECIALTY               5,000  +Staples Inc............................        79,583       115,625      0.0
----------------------------------------------------------------------------------------------------------------------
RETAIL-STORES                 90,000  +Meyer (Fred), Inc......................     3,342,380     4,651,875      1.6
                             100,000  Wal-Mart Stores, Inc....................     2,422,563     3,381,250      1.1
                              85,000  Walgreen Co.............................     3,794,892     4,558,125      1.5
                                                                                ------------  ------------    -----
                                                                                   9,559,835    12,591,250      4.2
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                      90,000  +Baan Company, N.V......................     4,386,797     6,193,125      2.1
                              95,000  +Microsoft Corp.........................     8,092,510    12,011,562      4.0
                              55,000  +Oracle Corp............................     2,318,595     2,767,187      0.9
                              90,000  SAP AG (Systeme, Anwendungen, Produkte
                                       in der Datenverarbeitung) (ADR)*.......     4,978,125     6,187,500      2.1
                                                                                ------------  ------------    -----
                                                                                  19,776,027    27,159,374      9.1
----------------------------------------------------------------------------------------------------------------------
TOYS                          95,000  Hasbro, Inc.............................     2,390,077     2,695,625      0.9
----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING              20,000  Carnival Corp. (Class A)................       467,500       825,000      0.3
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL STOCKS                               228,187,298   287,878,625     96.3
----------------------------------------------------------------------------------------------------------------------
                         FACE AMOUNT           SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**       $11,448,000  General Motors Acceptance Corp., 6.25%
                                       due 7/01/1997..........................    11,446,013    11,446,013      3.8
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES                 11,446,013    11,446,013      3.8
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS.......................  $239,633,311   299,324,638    100.1
                                                                                ------------
                                                                                ------------
                                      LIABILITIES IN EXCESS OF OTHER
                                      ASSETS..................................                    (170,753)    (0.1)
                                                                                              ------------    -----
                                      NET ASSETS..............................                $299,153,885    100.0%
                                                                                              ------------    -----
                                                                                              ------------    -----
----------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

  + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                          S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES                RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------
                                                                      CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE-2.8%   B-        Ba       $  500,000  L-3 Communications Corp., 10.375% due
                                                           5/01/2007..............................  $    500,000  $    530,000
                           B+        B1        1,500,000  Tracor Inc., 8.50% due
                                                           3/01/2007..............................     1,494,030     1,511,250
                           BB        B1        1,500,000  UNC Incorporated, 9.125% due
                                                           7/15/2003..............................     1,515,000     1,571,250
                                                                                                    ------------  ------------
                                                                                                       3,509,030     3,612,500
------------------------------------------------------------------------------------------------------------------------------
AIRLINES-0.6%              B+        B1          750,000  US Airways Group Inc., 10.375% due
                                                           3/01/2013..............................       750,000       810,000
------------------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO &       B         B2        1,000,000  Sinclair Broadcasting Group Inc., 10%
TELEVISION-0.8%                                            due 12/15/2003.........................       935,000     1,030,000
------------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-5.8%        CCC+      Caa       2,075,790  American Telecasting, Inc., 29.862%**
                                                           due 6/15/2004..........................       746,102       620,142
                           BB-       Ba3       2,000,000  Century Communications Corp., 9.50% due
                                                           3/01/2005..............................     1,977,500     2,050,000
                           B         B2        1,500,000  Intermedia Capital Partners, 11.25% due
                                                           8/01/2006..............................     1,493,750     1,635,000
                           BB+       Ba3       1,000,000  Lenfest Communications, Inc., 8.375% due
                                                           11/01/2005.............................       931,250       985,000
                           B         B1        1,000,000  Olympus Communications L.P., 10.625% due
                                                           11/15/2006.............................     1,000,000     1,050,000
                           BB+       Ba3       1,000,000  TCI Communications Inc., 9.65% due
                                                           3/31/2027..............................     1,026,250     1,057,010
                                                                                                    ------------  ------------
                                                                                                       7,174,852     7,397,152
------------------------------------------------------------------------------------------------------------------------------
CABLE-INTERNATIONAL-5.4%   CCC+      Ca        2,000,000  Australis Media Ltd., 8.45%** due
                                                           5/15/2003..............................     1,301,041     1,440,000
                           BB-       Baa3      1,850,000  Bell Cablemedia PLC, 11.875%** due
                                                           9/15/2005..............................     1,277,599     1,544,750
                           B         B3        2,000,000  NTL Incorporated, Series B, 10.688%**
                                                           due 2/01/2006..........................     1,414,894     1,385,000
                           BB-       B2        1,000,000  Rogers Communications Inc., 10.875% due
                                                           4/15/2004..............................     1,007,500     1,047,500
                           BB        B1        2,000,000  Telewest Communications PLC, 11.489%**
                                                           due 10/01/2007.........................     1,360,292     1,440,000
                                                                                                    ------------  ------------
                                                                                                       6,361,326     6,857,250
------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-1.3%         B-        B3        1,500,000  International Wire Group, Inc., 11.75%
                                                           due 6/01/2005..........................     1,486,875     1,631,250
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS-0.6%             BB-       Ba3         744,000  ISP Holdings Inc., 9.75% due
                                                           2/15/2002..............................       744,000       788,640
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES-3.2%     BB-       Ba1       1,500,000  Advanced Micro Devices, Inc., 11% due
                                                           8/01/2003..............................     1,500,000     1,670,625
                           B-        B2        1,500,000  Amphenol Corporation, 9.875% due
                                                           5/15/2007..............................     1,500,000     1,548,750
                           B-        B3        1,000,000  Dictaphone Corp., 11.75% due
                                                           8/01/2005..............................       968,750       920,000
                                                                                                    ------------  ------------
                                                                                                       3,968,750     4,139,375
------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES-1.4%         NR*       NR*         761,000  MacAndrew & Forbes Group, Inc., 13% due
                                                           3/01/1999..............................       757,195       762,903
                           B+        B3        1,000,000  Sequa Corp., 9.375% due 12/15/2003......     1,030,938     1,020,000
                                                                                                    ------------  ------------
                                                                                                       1,788,133     1,782,903
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES                RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------
                                                                      CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS-4.2%     NR*       NR*      $2,000,000  Coleman Escrow Corp., 11.573%** due
                                                           5/15/2001 (f)                            $  1,295,380  $  1,265,000
                           B+        Ba3         500,000  Coty Inc., 10.25% due
                                                          5/01/2005...............................       500,000       530,000
                           B+        Ba2       1,900,000  International Semi-Tech
                                                           Microelectronics, Inc., 12.792%** due
                                                           8/15/2003..............................     1,244,282     1,130,500
                           B-        B1          831,000  Samsonite Corp., 11.125%
                                                          due 7/15/2005...........................       805,031       926,565
                           B+        B1        1,400,000  Sealy Corp., 10.25% due 5/01/2003.......     1,414,000     1,470,000
                                                                                                    ------------  ------------
                                                                                                       5,258,693     5,322,065
------------------------------------------------------------------------------------------------------------------------------
ENERGY-8.8%                B-        B3        1,000,000  Bellwether Exploration Co., 10.875% due
                                                           4/01/2007..............................     1,000,000     1,060,000
                           B         B2        2,000,000  Energy Corp. of America, 9.50% due
                                                           5/15/2007 (f)..........................     2,000,000     1,980,000
                           B+        B1        1,000,000  Parker Drilling Corp., 9.75% due
                                                           11/15/2006.............................       992,150     1,051,250
                           BB-       B1        1,500,000  Petroleo Brasileiro S.A.-Petrobras, 10%
                                                           due 10/17/2006 (f).....................     1,500,000     1,586,250
                           BB-       Ba3       1,000,000  Pride Petroleum Services Inc., 9.375%
                                                           due 5/01/2007..........................     1,000,000     1,045,000
                                                          Transamerican Energy (f):
                           B+        B3          245,000  11.50% due 6/15/2002....................       245,000       237,038
                           B+        B3        4,797,000  13.085%** due 6/15/2002.................     3,735,621     3,465,833
                           B+        B1        1,000,000  Trizec Hahn Corp., 10.40%** due
                                                           2/15/2000..............................       767,386       748,750
                                                                                                    ------------  ------------
                                                                                                      11,240,157    11,174,121
------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.1%         B-        B2        2,000,000  AMF Group Inc., 12.082%** due
                                                           3/15/2006..............................     1,301,682     1,422,500
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-1.2%    BB-       B1        1,500,000  Reliance Group Holdings Inc., 9.75% due
                                                           11/15/2003.............................     1,449,375     1,590,000
------------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-4.3%       B+        B1        2,000,000  Chiquita Brands International, 9.125%
                                                           due 3/01/2004..........................     2,001,250     2,040,000
                           B         B2        1,500,000  Colorado Prime Corp., 12.50% due
                                                           5/01/2004 (f)..........................     1,482,900     1,507,500
                           NR*       NR*         445,000  Cumberland Farms, Inc., 10.50% due
                                                           10/01/2003.............................       435,544       438,325
                           B-        B3          500,000  Envirodyne Industries Inc., 10.25% due
                                                           12/01/2001.............................       509,375       501,875
                           CCC+      Caa       1,000,000  Fresh Del Monte Corp., 10% due
                                                           5/01/2003..............................       976,250     1,032,500
                                                                                                    ------------  ------------
                                                                                                       5,405,319     5,520,200
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT         BB        B1        1,500,000  Republic of Argentina, Global Bonds, 11%
OBLIGATIONS-1.3%                                           due 10/09/2006.........................     1,543,125     1,665,000
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES                RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------
                                                                      CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
GAMING-5.1%                B+        B2       $1,000,000  Greate Bay Properties, Inc., 10.875% due
                                                           1/15/2004..............................  $    845,000  $    890,000
                           D         Caa       2,000,000  Harrah's Jazz Company, 14.25% due
                                                           11/15/2001(d)..........................     1,971,250       760,000
                           B+        B2        1,000,000  Hollywood Casino Corp., 12.75% due
                                                           11/01/2003.............................       930,645     1,062,500
                           B+        B2        1,000,000  Station Casinos Inc., 9.75% due
                                                           4/15/2007 (f)..........................       969,160       991,250
                           BB-       B1        2,000,000  Trump Atlantic City, 11.25% due
                                                           5/01/2006..............................     1,997,500     1,950,000
                           NR*       Caa       1,000,000  Trump Castle Funding, Inc., 11.75% due
                                                           11/15/2003.............................       931,547       890,000
                                                                                                    ------------  ------------
                                                                                                       7,645,102     6,543,750
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-1.7%            B+        B1        1,000,000  Beverly Enterprises, Inc., 9% due
                                                           2/15/2006..............................       933,750     1,028,750
                           B+        B2        1,000,000  Quest Diagnostic Inc., 10.75% due
                                                           12/15/2006.............................     1,000,000     1,087,500
                                                                                                    ------------  ------------
                                                                                                       1,933,750     2,116,250
------------------------------------------------------------------------------------------------------------------------------
HOTELS-1.6%                BB-       Ba3       2,000,000  HMC Acquisition Properties, 9% due
                                                           12/15/2007.............................     2,000,000     2,032,500
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                                         Midland Cogeneration Venture L.P.:
PRODUCERS-1.6%             BB-       Ba3         736,069  10.33% due 7/23/2002(e).................       762,291       787,593
                           B-        B2        1,000,000  13.25% due 7/23/2006....................     1,108,750     1,217,460
                                                                                                    ------------  ------------
                                                                                                       1,871,041     2,005,053
------------------------------------------------------------------------------------------------------------------------------
MEDIA & COMMUNICATIONS-    BB-       B1          500,000  Comtel Brasileira Ltd., 10.75% due
INTERNATIONAL-4.0%                                         9/26/2004 (f)..........................       500,000       535,000
                           BB-       B2        1,000,000  Globo Communicacoes Participacoes,
                                                           10.50% due 12/20/2006 (f)..............     1,003,750     1,062,500
                           BB        Ba3       1,000,000  Grupo Televisa S.A. de C.V., 11.375% due
                                                           5/15/2003..............................     1,010,000     1,093,750
                           BBB-      B1        2,000,000  Telefonica de Argentina S.A., 11.875%
                                                           due 11/01/2004.........................     1,978,830     2,390,000
                                                                                                    ------------  ------------
                                                                                                       4,492,580     5,081,250
------------------------------------------------------------------------------------------------------------------------------
METAL & MINING-2.1%        B-        B2        1,000,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                                           due 2/01/2003..........................     1,045,000     1,086,250
                           B-        B3        1,750,000  Maxxam Group, Inc., 12.25%** due
                                                           8/01/2003..............................     1,537,589     1,601,250
                                                                                                    ------------  ------------
                                                                                                       2,582,589     2,687,500
------------------------------------------------------------------------------------------------------------------------------
PACKAGING-2.9%             BB-       Ba2       1,500,000  Owens-Illinois, Inc., 9.95% due
                                                           10/15/2004.............................     1,488,750     1,586,250
                           B         B2        1,000,000  Portola Packaging Inc., 10.75% due
                                                           10/01/2005.............................     1,000,000     1,073,750
                           B         B1        1,000,000  Silgan Corp., 9% due 6/01/2009 (f)......     1,000,000     1,003,750
                                                                                                    ------------  ------------
                                                                                                       3,488,750     3,663,750
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES                RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------
                                                                      CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST             BB-       Ba3      $1,000,000  Doman Industries Ltd., 8.75% due
PRODUCTS-4.6%                                              3/15/2004..............................  $    919,000  $    965,000
                           B+        B3        1,500,000  Pacific Lumber Co., 10.50% due
                                                           3/01/2003..............................     1,450,313     1,545,000
                           CC        Caa       1,000,000  Repap New Brunswick, Inc., 10.625% due
                                                           4/15/2005..............................     1,008,750       942,500
                           BB-       B2        1,000,000  Repap Wisconsin, Inc., 9.25% due
                                                           2/01/2002..............................       900,000     1,010,000
                           B         B3        1,000,000  Riverwood International Corp., 10.875%
                                                           due 4/01/2008..........................       973,750       902,500
                           B+        B1          500,000  S.D. Warren Co., 12% due 12/15/2004.....       500,000       555,000
                                                                                                    ------------  ------------
                                                                                                       5,751,813     5,920,000
------------------------------------------------------------------------------------------------------------------------------
PRINTING &                 BB-       B1        1,000,000  Hollinger International, Inc., 9.25% due
PUBLISHING-0.8%                                            2/01/2006..............................       956,250     1,020,000
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE-1.1%           NR*       NR*       2,000,000  Rockefeller Center Properties, Inc.
                                                           (Convertible), 11.04%** due
                                                           12/31/2000.............................     1,380,595     1,365,000
------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS & FOOD         B-        B1        1,000,000  Foodmaker, Inc., 9.25% due 3/01/1999....     1,002,500     1,030,000
SERVICES-0.8%
------------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY-0.1%      D         Caa       1,000,000  Bradlees, Inc., 11% due 8/01/2002(d)....     1,023,750        70,000
------------------------------------------------------------------------------------------------------------------------------
STEEL-0.8%                 B+        B2        1,000,000  WCI Steel Inc., 10% due 12/01/2004......     1,000,000     1,035,000
------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-1.8%          CCC+      Caa       1,137,000  Grand Union Co., 12% due 9/01/2004......     1,100,659       830,010
                           B         B3          500,000  Penn Traffic Co., 8.625% due
                                                           12/15/2003.............................       417,500       405,000
                           B         B1        1,000,000  Ralph's Grocery Co., 10.45% due
                                                           6/15/2004..............................       950,932     1,073,750
                                                                                                    ------------  ------------
                                                                                                       2,469,091     2,308,760
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-1.4%    NR*       NR*       2,000,000  Brooks Fiber Properties, Inc., 10.573%**
                                                           due 11/01/2006.........................     1,342,010     1,300,000
                           B         B1          500,000  Teleport Communications Group Inc.,
                                                           9.875% due 7/01/2006...................       527,750       532,500
                                                                                                    ------------  ------------
                                                                                                       1,869,760     1,832,500
------------------------------------------------------------------------------------------------------------------------------
TEXTILES-2.1%              BB-       Ba3       1,000,000  Tultex Corp., 10.625% due 3/15/2005.....     1,007,500     1,101,250
                           B+        B2        1,500,000  Westpoint Stevens Industries, Inc.,
                                                           9.375% due 12/15/2005..................     1,465,000     1,567,500
                                                                                                    ------------  ------------
                                                                                                       2,472,500     2,668,750
------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-3.0%        NR*       B3        1,000,000  Central Transport Rental Group, PLC,
                                                           9.50% due 4/30/2003....................       967,500       960,000
                           BB-       B1        1,000,000  Sea Containers Ltd., 12.50% due
                                                           12/01/2004.............................     1,095,000     1,130,000
                           B-        B3        2,000,000  Transtar Holdings L.P., 11.065%** due
                                                           12/15/2003.............................     1,544,267     1,680,000
                                                                                                    ------------  ------------
                                                                                                       3,606,767     3,770,000
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES                RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------
                                                                      CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-1.7%             BB-       B1       $1,000,000  Metrogas S.A., 12% due 8/15/2000........  $    983,750  $  1,115,000
                           BBB-      NR*         995,800  Trans Gas de Occidente S.A., 9.79% due
                                                           11/01/2010 (e)(f)......................       995,800     1,051,160
                                                                                                    ------------  ------------
                                                                                                       1,979,550     2,166,160
------------------------------------------------------------------------------------------------------------------------------
WIRELESS
COMMUNICATIONS-            BB+       B1        2,000,000   Comcast Cellular, 9.50% due 5/01/2007
DOMESTIC-5.1%                                              (f)....................................     1,996,740     2,005,000
                           CCC-      B3        2,000,000  Nextel Communications, Inc., 14.085%**
                                                           due 8/15/2004..........................     1,322,277     1,530,000
                           B         B2        2,000,000  Paging Network, Inc., 10% due
                                                           10/15/2008.............................     1,990,625     1,942,500
                           B+        B1        1,000,000  Vanguard Cellular Systems, Inc., 9.375%
                                                           due 4/15/2006..........................     1,000,000     1,010,000
                                                                                                    ------------  ------------
                                                                                                       6,309,642     6,487,500
------------------------------------------------------------------------------------------------------------------------------
WIRELESS                   B-        B3        2,000,000  Millicom International Cellular S.A.,
COMMUNICATIONS-                                            13.116%** due 6/01/2006................     1,226,361     1,460,000
INTERNATIONAL-1.1%
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CORPORATE BONDS-86.2%                107,978,708   110,006,679
------------------------------------------------------------------------------------------------------------------------------

                                                SHARES
                                                 HELD
------------------------------------------------------------------------------------------------------------------------------
                                                                  COMMON STOCKS & WARRANTS
------------------------------------------------------------------------------------------------------------------------------
CABLE-0.0%                                         5,000  American Telecasting, Inc. (Warrants)
                                                           (b)....................................         4,776         2,000
------------------------------------------------------------------------------------------------------------------------------
GAMING-0.0%                                       10,000  Goldriver Hotel & Casino Corp. (Class B)
                                                           (c)(d).................................        65,657             0
                                                   1,000  + Goldriver Hotel & Casino Corp.,
                                                           Liquidating Trust (d)..................        24,040             0
                                                                                                    ------------  ------------
                                                                                                          89,697             0
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-SERVICES-0.0%                           1,036  Thermadyne Industries, Inc..............        15,022        31,209
------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.0%                                 17,674  Grand Union Co..........................     1,000,000        38,662
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS & WARRANTS-0.0%          1,109,495        71,871
------------------------------------------------------------------------------------------------------------------------------

                                                                      PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO &                               1,071  Paxson Communications Corp.
TELEVISION-0.9%                                            (Convertible) (a)(f)...................       951,958     1,124,550
------------------------------------------------------------------------------------------------------------------------------
CABLE-0.9%                                        11,157  Cablevision Systems Corp. (Series M)
                                                           (a)....................................       935,000     1,121,278
------------------------------------------------------------------------------------------------------------------------------
CABLE-INTERNATIONAL-0.8%                           1,034  NTL, Inc. (Preferred) (a)(f)............     1,027,498     1,074,934
------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.5%                                 1,695  Time Warner Inc. (Series M) (a).........     1,702,563     1,872,975
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-0.8%                           40,000  California Federal Preferred Capital
                                                           Corp. (Series A).......................     1,010,000     1,032,500
------------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING-1.0%                        11,457  K-III Communications Corp., Series B
                                                           (a)....................................     1,157,781     1,237,397
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED STOCKS-5.9%                  6,784,800     7,463,634
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

                                                 FACE                                                                VALUE
                                                AMOUNT             SHORT-TERM SECURITIES                COST       (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***-3.9%                      $3,000,000  Atlantic Asset Securitization Corp.,
                                                           5.57% due 7/14/1997....................    $2,993,502  $  2,993,502
                                               2,000,000  Preferred Receivables Funding Corp.,
                                                           5.56% due 7/09/1997....................     1,997,220     1,997,220
                                                                                                    ------------  ------------
                                                                                                       4,990,722     4,990,722
------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                                2,445,000  Federal National Mortgage Association,
AGENCY OBLIGATIONS***-1.9%                                 5.40% due 7/29/1997....................     2,434,364     2,434,364
------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES-5.8%             7,425,086     7,425,086
------------------------------------------------------------------------------------------------------------------------------

                                                          TOTAL INVESTMENTS-97.9%.................  $123,298,089   124,967,270
                                                                                                    ------------
                                                                                                    ------------
                                                          OTHER ASSETS LESS LIABILITIES-2.1%......                   2,672,923
                                                                                                                  ------------

                                                          NET ASSETS-100.0%.......................                $127,640,193
                                                                                                                  ------------
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.

 *** Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

  + Restricted securities as to resale.

-----------------------------------------------------------------------------------
                                                                            VALUE
ISSUE                                       ACQUISITION DATE      COST    (NOTE 1a)
-----------------------------------------------------------------------------------
Goldriver Hotel & Casino Corp.,
 Liquidating Trust                              8/31/1992        $24,040   $     0
-----------------------------------------------------------------------------------
TOTAL                                                            $24,040   $     0
                                                                 -------  ---------
                                                                 -------  ---------
-----------------------------------------------------------------------------------

 (a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.

 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.

 (c) Each share contains a right which entitles the Portfolio to purchase a predetermined number of shares of preferred stock. The purchase price and number of shares are subject to adjustment.

 (d) Non-income producing security.

 (e) Subject to principal paydowns.

 (f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                                                                                                             VALUE
                      FACE AMOUNT                          ISSUE                              COST         (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------
                                          US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME          $ 5,000,000  Federal Home Loan Mortgage Corporation,
LOAN MORTGAGE                       7.90% due 9/19/2001.................................  $   5,000,000  $   5,246,100
CORPORATION-2.5%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION               5,000,000      5,246,100
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL        5,000,000  Federal National Mortgage Association:
MORTGAGE                6,000,000      7.55% due 4/22/2002..............................      5,226,550      5,195,300
ASSOCIATION-19.1%                      7.40% due 7/01/2004..............................      6,248,520      6,254,040
                       10,000,000      7.85% due 9/10/2004..............................      9,824,469     10,221,900
                        9,000,000      7.65% due 3/10/2005..............................      8,990,156      9,493,560
                       10,000,000      6.35% due 6/10/2005..............................     10,000,000      9,732,800
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION               40,289,695     40,897,600
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED           410,950  Federal National Mortgage Association, 9% due
SECURITIES-0.2%                     1/01/2002 (a).......................................        396,566        426,031
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL MORTGAGE-BACKED SECURITIES                             396,566        426,031
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT          7,000,000  Private Export Funding Corporation:
FUNDING                10,000,000      8.35% due 1/31/2001..............................      7,083,590      7,414,540
CORPORATION-8.6%                       8.75% due 6/30/2003..............................     10,410,681     11,037,500
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL PRIVATE EXPORT FUNDING CORPORATION                  17,494,271     18,452,040
----------------------------------------------------------------------------------------------------------------------
STUDENT LOAN           13,000,000  Student Loan Marketing Association, 7.50% due
MARKETING                           3/08/2000...........................................     13,176,719     13,359,580
ASSOCIATION-6.3%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL STUDENT LOAN MARKETING ASSOCIATION                  13,176,719     13,359,580
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS      16,000,000  US Treasury Bonds, 12% due 5/15/2005.................     22,772,500     21,304,960
& NOTES-56.8%                      US Treasury Notes:
                       10,000,000      6.75% due 4/30/2000..............................     10,070,312     10,131,200
                       32,000,000      6.625% due 6/30/2001.............................     32,040,000     32,299,840
                       15,000,000      6.375% due 8/15/2002.............................     15,015,895     14,995,350
                        5,500,000      6.25% due 2/15/2003..............................      5,479,805      5,457,045
                       12,500,000      6.50% due 5/15/2005..............................     12,398,030     12,476,500
                       10,000,000      10.75% due 8/15/2005.............................     13,385,937     12,612,500
                        9,000,000      7% due 7/15/2006.................................      9,562,500      9,258,750
                        3,000,000      6.625% due 5/15/2007.............................      2,992,410      3,024,840
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US TREASURY BONDS & NOTES                          123,717,389    121,560,985
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT & AGENCY
                                   OBLIGATIONS-93.5%                                        200,074,640    199,942,336
----------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE             11,055,000  J.P. Morgan Securities Inc., purchased on 6/30/1997
AGREEMENTS*-5.2%                    to yield 6% to 7/01/1997............................     11,055,000     11,055,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES-5.2%                          11,055,000     11,055,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS-98.7%..............................  $ 211,129,640    210,997,336
                                                                                          -------------
                                                                                          -------------
                                   OTHER ASSETS LESS LIABILITIES-1.3%...................                     2,861,817
                                                                                                         -------------
                                   NET ASSETS-100.0%....................................                 $ 213,859,153
                                                                                                         -------------
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------

(a) US Government Agency Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

 * Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                      S&P       MOODY'S      FACE                                                                VALUE
                      RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                             US GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------
US TREASURY                                           US Treasury Notes:
NOTES-8.4%             AAA       Aaa      $2,000,000      7.25% due 2/15/1998.................  $  1,994,440  $  2,018,440
                       AAA       Aaa       1,000,000      5.875% due 2/15/2004................       980,312       968,910
                       AAA       Aaa       6,000,000      6.50% due 5/15/2005.................     5,863,107     5,988,720
                       AAA       Aaa       1,000,000      6.625% due 5/15/2007................     1,012,969     1,008,280
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL US GOVERNMENT OBLIGATIONS-8.4%         9,850,828     9,984,350
--------------------------------------------------------------------------------------------------------------------------

INDUSTRIES                                                    CORPORATE BONDS & NOTES
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED           AAA       Aaa       2,000,000  Arcadia, 6.10% due 6/15/2000............     1,999,611     2,002,500
SECURITIES**-5.2%      AAA       Aaa       1,000,000  Citibank, Credit Card Master Trust I,
                                                       5.932% due 12/10/2008..................       999,610       997,180
                       AAA       Aaa       2,500,000  First Bank, Corporate Card Master Trust,
                                                       6.40% due 2/15/2003....................     2,496,931     2,474,275
                       AAA       Aaa         690,857  GMAC Grantor Trust, 6.50% due
                                                       4/15/2002..............................       690,664       695,306
                                                                                                ------------  ------------
                                                                                                   6,186,816     6,169,261
--------------------------------------------------------------------------------------------------------------------------
BANKING-10.8%          BBB+      A3        1,250,000  BB&T Corporation, 7.25% due 6/15/2007...     1,244,162     1,252,800
                       A         A2        1,000,000  Bank of New York Co., Inc., 7.625% due
                                                       7/15/2002..............................     1,076,500     1,033,190
                       A+        A1        1,000,000  BankAmerica Corp., 7.125% due
                                                       5/12/2005..............................       985,500     1,000,850
                       A-        A2        2,000,000  First Interstate Bancorp, 9.90% due
                                                       11/15/2001.............................     2,270,480     2,226,980
                       BBB       A2        1,750,000  Fleet Capital Trust II, 7.92% due
                                                       12/11/2026.............................     1,732,285     1,722,420
                       A-        Baa1      1,000,000  HSBC Americas Inc., 7% due 11/01/2006...       991,600       982,030
                       BBB       A1          500,000  Keycorp Institutional Capital, Series A,
                                                       7.826% due 12/01/2026..................       471,875       485,605
                       A-        A3        2,000,000  Mellon Bank Corp., 6.875% due
                                                       3/01/2003..............................     1,822,480     1,991,060
                       BBB+      A2        2,000,000  Mellon Capital II, 7.995% due
                                                       1/15/2027..............................     1,906,940     1,997,600
                                                                                                ------------  ------------
                                                                                                  12,501,822    12,692,535
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-                                   Chrysler Financial Corp.:
CAPTIVE-7.3%           A-        A3        2,000,000      10.95% due 8/01/2017................     2,202,640     2,116,140
                       A-        A3        1,000,000      7.45% due 3/01/2027.................       995,140       987,040
                       A+        A1        2,500,000  Ford Motor Credit Co., 7% due
                                                       9/25/2001..............................     2,490,050     2,521,100
                                                      General Motors Acceptance Corp.:
                       A-        A3        2,000,000      7.125% due 5/11/1998................     2,022,560     2,016,520
                       A-        A3        1,000,000      7.125% due 5/01/2003................       994,890     1,010,880
                                                                                                ------------  ------------
                                                                                                   8,705,280     8,651,680
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                      S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES            RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                              CORPORATE BONDS & NOTES
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-    A+        A1       $2,000,000  American General Finance Corp., 7.70%
CONSUMER-8.3%                                          due 11/15/1997.........................  $  1,977,660  $  2,011,760
                                                      Associates Corp. of North America:
                       AA-       Aa3       2,300,000      5.25% due 9/01/1998.................     2,230,057     2,275,758
                       AA-       Aa3       1,000,000      7.25% due 9/01/1999.................       987,620     1,016,240
                       A         A2        1,000,000  Beneficial Corp., 6.42% due 1/15/2002...       983,090       984,810
                       A         Aa3       1,000,000  CIT Capital Trust I, 7.70% due
                                                       2/15/2027..............................       995,440       973,760
                       A+        Aa3       1,500,000  CIT Group Holdings, Inc., 6.50% due
                                                       7/13/1998..............................     1,505,400     1,504,260
                       A+        A2        1,000,000  Transamerica Financial Corp., 6.80% due
                                                       3/15/1999..............................       999,730     1,007,170
                                                                                                ------------  ------------
                                                                                                   9,678,997     9,773,758
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-    A         A2          500,000  Bear Stearns Companies, Inc., 6.50% due
OTHER-10.6%                                            7/05/2000..............................       499,090       499,090
                       A         A2        1,000,000  Equitable Companies, Inc., 9% due
                                                       12/15/2004.............................     1,104,050     1,106,370
                       A         A2        1,000,000  ++Equitable Life Assurance Society of
                                                       the US, 7.70% due 12/01/2015...........       993,160       998,700
                       AAA       Aaa         500,000  General Electric Capital Corp., 8.125%
                                                       due 5/15/2012..........................       531,640       545,905
                       A+        A1        1,000,000  Morgan Stanley Group Inc., 6.875% due
                                                       3/01/2007..............................       996,410       981,830
                       BBB+      Baa1      2,500,000  PaineWebber Group Inc., 7.99% due
                                                       6/09/2017..............................     2,500,000     2,516,750
                       A         A2        3,000,000  Smith Barney Holdings, Inc., 6.50% due
                                                       10/15/2002.............................     2,987,520     2,950,260
                       A+        Aa3       2,000,000  Travelers Capital II, 7.75% due
                                                       12/01/2036.............................     2,003,400     1,940,080
                       A+        A1        1,000,000  Travelers Group, Inc., 7.875% due
                                                       5/15/2025..............................       999,420     1,025,320
                                                                                                ------------  ------------
                                                                                                  12,614,690    12,564,305
--------------------------------------------------------------------------------------------------------------------------
FOREIGN+-10.0%         A-        A3          600,000  ++British Aerospace PLC, 7.50% due
                                                       7/01/2027 (6)..........................       595,542       592,806
                       A+        NR*       2,000,000  China Light & Power Co., Ltd., 7.50% due
                                                       4/15/2006 (5)..........................     1,994,910     2,033,500
                       AA-       A1        1,000,000  Korea Development Bank, 6.625% due
                                                       11/21/2003 (3).........................       995,280       972,870
                       A         A1        1,000,000  Midland Bank PLC, 7.625% due 6/15/2006
                                                       (3)....................................       992,340     1,029,850
                       A+        A1        2,000,000  ++Petroliam Nasional BHD, 6.875% due
                                                       7/01/2003 (4)..........................     1,977,680     1,995,632
                                                      Province of Quebec (Canada) (2):
                       A+        A2        1,000,000      8.80% due 4/15/2003.................     1,129,480     1,088,230
                       A+        A2        1,500,000      13% due 10/01/2013..................     1,959,060     1,687,365
                       A+        A2        1,000,000      7.125% due 2/09/2024................       902,520       940,560
                       A         A2        1,500,000  Western Mining Corp. Holdings Ltd.,
                                                       7.25% due 11/15/2013 (1)...............     1,519,575     1,471,680
                                                                                                ------------  ------------
                                                                                                  12,066,387    11,812,493
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                      S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES            RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                              CORPORATE BONDS & NOTES
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-CONSUMER-   A+        A1       $3,500,000  Bass America, Inc., 8.125% due
8.6%                                                   3/31/2002..............................  $  3,532,070  $  3,695,125
                       A         A2          996,158  ++Disney Enterprises, Inc., 6.85% due
                                                       1/10/2007**............................       995,471       987,292
                       A+        A2        1,000,000  Grand Metropolitan Investment Corp.,
                                                       6.50% due 9/15/1999....................     1,000,000     1,002,230
                       A-        A3        1,000,000  IBP, Inc., 6.125% due 2/01/2006.........       918,780       937,690
                       AAA       Aaa       2,000,000  Johnson & Johnson, 8.72% due
                                                       11/01/2024.............................     2,019,140     2,191,180
                       BBB-      Baa3        800,000  Kroger Co., 7.65% due 4/15/2007.........       798,696       818,840
                       A         A2          500,000  Philip Morris Companies, Inc., 7.25% due
                                                       1/15/2003..............................       503,440       504,220
                                                                                                ------------  ------------
                                                                                                   9,767,597    10,136,577
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-            AA        Aa3       2,000,000  BP America Inc., 10% due 7/01/2018......     2,156,880     2,152,680
ENERGY-3.5%
                       A-        Aa3         500,000  Dresser Industries, Inc., 7.60% due
                                                       8/15/2096..............................       498,545       509,305
                       BBB       Baa3        500,000  Husky Oil Ltd., 7.125% due 11/15/2006...       497,765       494,195
                       A+        A1        1,000,000  Texaco Capital Inc., 6.875% due
                                                       7/15/1999..............................       998,060     1,010,670
                                                                                                ------------  ------------
                                                                                                   4,151,250     4,166,850
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-            A-        A2          500,000  Columbia/HCA Healthcare Corp.,
OTHER-7.5%                                            6.41% due 6/15/2000.....................       499,700       496,700
                       A+        A1        1,000,000  ++Electronic Data Systems, Inc., 6.85%
                                                       due 5/15/2000..........................       999,210     1,007,840
                       BBB       Baa2      2,500,000  Federal Express Corp., 9.65% due
                                                       6/15/2012..............................     2,758,750     2,944,600
                       BBB+      A3        1,000,000  Lockheed Martin Corp., 6.625% due
                                                       6/15/1998..............................       999,870     1,004,930
                       BBB+      A3          500,000  Martin Marietta Corp., 7.375% due
                                                       4/15/2013..............................       480,805       497,440
                       A-        Baa1      1,000,000  McDonnell Douglas Corp., 6.13% due
                                                       12/23/1998.............................       997,940       980,430
                       BBB       Baa3      2,000,000  Seagate Technology, Inc., 7.125% due
                                                       3/01/2004..............................     1,996,500     1,996,940
                                                                                                ------------  ------------
                                                                                                   8,732,775     8,928,880
--------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES-    BBB+      Baa1        500,000  Norfolk Southern Corp., 7.80% due
3.2%                                                   5/15/2027..............................       499,370       513,550
                                           2,000,000
                                                      Southwest Airlines, Inc.:
                       A-        A3                       9.40% due 7/01/2001.................     2,407,120     2,174,820
                       A-        A3        1,000,000      7.875% due 9/01/2007................       998,750     1,050,950
                                                                                                ------------  ------------
                                                                                                   3,905,240     3,739,320
--------------------------------------------------------------------------------------------------------------------------
UTILITIES-             A+        A2        1,000,000  ALLTEL Corporation, 6.75% due
COMMUNICATIONS-4.8%                                       9/15/2005...........................       984,600       984,550
                                                      GTE Corp.:
                       A         A3        1,000,000      8.85% due 3/01/1998.................     1,027,000     1,017,610
                       A         A3        2,000,000      9.375% due 12/01/2000...............     2,189,690     2,162,100
                       A         A3          500,000      9.10% due 6/01/2003.................       548,730       553,055
                       AA        Aa3       1,000,000  Southwestern Bell Telecommunications
                                                       Co., 6.125% due 3/01/2000..............       978,880       991,160
                                                                                                ------------  ------------
                                                                                                   5,728,900     5,708,475
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

                      S&P       MOODY'S      FACE                                                                VALUE
INDUSTRIES            RATINGS   RATINGS     AMOUNT                     ISSUE                        COST       (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
                                                              CORPORATE BONDS & NOTES
--------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC-2.1%                               Pennsylvania Power & Light Co.:
                       A-        A3       $1,500,000      5.50% due 4/01/1998.................  $  1,493,055  $  1,494,150
                       A-        A3        1,000,000      6.875% due 2/01/2003................     1,016,290       999,740
                                                                                                ------------  ------------
                                                                                                   2,509,345     2,493,890
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL CORPORATE BONDS &
                                                      NOTES-81.9%                                 96,549,099    96,838,024
--------------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                                 4,500,000  American Express Credit Corp., 5.45% due
PAPER****-3.8%                                         7/02/1997..............................     4,498,638     4,498,638
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                 5,842,000  J.P. Morgan Securities Inc., purchased
AGREEMENTS***-4.9%                                     on 6/30/1997 to yield 6% to
                                                       7/01/1997..............................     5,842,000     5,842,000
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL SHORT-TERM INVESTMENTS- 8.7%......    10,340,638    10,340,638
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS-99.0%.................  $116,740,565   117,163,012
                                                                                                ------------
                                                                                                ------------
                                                      OTHER ASSETS LESS
                                                      LIABILITIES-1.0%........................                   1,140,408
                                                                                                              ------------
                                                      NET ASSETS-100.0%.......................                $118,303,420
                                                                                                              ------------
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

    *  Not Rated.

   **  Subject to principal paydowns.

  ***  Repurchase Agreements are fully collateralized by US Government
       Obligations.

 **** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

    +  Corresponding industry groups for foreign bonds:

      (1)  Industrial Mining.

      (2)  Government Entity.

      (3)  Banking.

      (4)  Industry-Energy.

      (5)  Utilities-Electric.

      (6)  Aerospace.

   ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                                                                                     INTEREST    MATURITY       VALUE
                             FACE AMOUNT                    ISSUE                      RATE*       DATE       (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
BANK NOTES-5.5%             $   6,200,000  Bank of America, N.T. & S.A.+..........        5.63%   12/30/97  $   6,189,769
                                2,650,000  Bank of America, N.T. & S.A.+..........        5.93     6/24/98      2,647,092
                                5,000,000  First Bank N.A.+.......................       5.647    11/19/97      4,999,815
                                6,000,000  First National Bank of Chicago.........        6.02     6/11/98      5,997,815
                                1,800,000  KeyBank National Association+..........        5.57     5/06/98      1,799,259
                                4,000,000  Morgan Guaranty Trust Co. of NY+.......       5.615     2/19/98      3,998,643
                                2,300,000  Northern Trust Co., Chicago............        5.96     6/17/98      2,298,009
                                1,500,000  Northern Trust Co., Chicago............        5.95     6/24/98      1,498,635
                                1,000,000  US National Bank+......................       5.665     4/14/98        999,577
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL BANK NOTES (COST-$30,441,295)                                 30,428,614
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                 8,000,000  Chase Manhattan Bank USA (Delaware)....        5.53     7/22/97      7,998,884
DEPOSIT-2.9%                    7,500,000  Morgan Guaranty Trust Co. of NY........        5.71     1/06/98      7,488,805
                                  500,000  Morgan Guaranty Trust Co. of NY........        5.94     3/20/98        499,786
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CERTIFICATES OF DEPOSIT
                                           (COST-$15,998,375)                                                  15,987,475
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                 1,000,000  ABN-AMRO Bank N.V., Chicago............        6.03     6/11/98        999,635
DEPOSIT-YANKEE-                 2,000,000  Barclays Bank PLC, NY..................        5.94     6/30/98      1,997,885
1.8%                            5,000,000  Deutsche Bank AG, NY...................        5.63     2/26/98      4,987,642
                                1,900,000  Westdeutsche Landesbank Girozentrale...        5.94     6/29/98      1,897,942
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CERTIFICATES OF DEPOSIT-YANKEE
                                           (COST-$9,895,914)                                                    9,883,104
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                      8,088,000  Allomon Funding Corp...................        5.59     7/18/97      8,066,650
PAPER-50.4%                     8,870,000  American Home Products Corporation.....        6.30     7/01/97      8,870,000
                                  364,000  American Home Products Corporation.....        5.64     7/24/97        362,686
                                7,666,000  Associates First Capital Corp..........        5.60     8/04/97      7,625,455
                               15,292,000  Atlantic Asset Securitization Corp.....        5.60     7/14/97     15,261,076
                                1,250,000  Atlantic Asset Securitization Corp.....        5.60     7/17/97      1,246,889
                                4,000,000  BBL North America Inc..................        5.60     8/20/97      3,968,833
                               16,000,000  Bear Stearns Companies, Inc............        5.65     7/14/97     15,967,356
                                5,457,000  Bear Stearns Companies, Inc............        5.65     7/22/97      5,439,015
                                4,564,000  CSW Credit, Inc........................        5.56     7/17/97      4,552,722
                                1,000,000  Caisse des Depots et Consignations.....        5.70     8/06/97        994,330
                                3,626,000  Chrysler Financial Corp................        5.60     7/11/97      3,620,360
                                7,721,000  Corporate Receivables Corp.............        5.65     7/14/97      7,705,247
                                4,525,000  Countrywide Home Loans, Inc............        5.67     7/21/97      4,510,797
                               10,570,000  Countrywide Home Loans, Inc............        5.61     8/14/97     10,497,525
                                4,862,000  Eureka Securitization Inc..............        5.62     8/20/97      4,824,117
                                6,744,000  Falcon Asset Securitization Corp.......        5.67     7/25/97      6,718,598
                               13,988,000  Finova Capital Corp....................        5.62     7/07/97     13,974,898
                                5,000,000  Finova Capital Corp....................        5.67     7/09/97      4,993,689
                                6,000,000  Finova Capital Corp....................        5.65     7/23/97      5,979,283
                                5,992,000  Ford Motor Credit Co...................        5.60     7/02/97      5,991,068
                               10,000,000  General Electric Capital Corp..........        5.68    11/26/97      9,768,133
                                8,000,000  General Motors Acceptance Corp.........        5.48     7/09/97      7,989,902
                                6,500,000  General Motors Acceptance Corp.........        5.40     7/23/97      6,477,557
                                4,000,000  General Motors Acceptance Corp.........        5.32     8/13/97      3,973,197
                                6,500,000  General Motors Acceptance Corp.........        5.71    12/01/97      6,343,919
                               10,000,000  Industrial Bank of Korea...............        5.70     7/15/97      9,978,028
                                7,000,000  Industrial Bank of Korea...............        5.70     7/17/97      6,982,422
                                5,000,000  International Lease Finance Corp.......        5.61     7/16/97      4,988,229
                               10,000,000  Korea Development Bank.................        5.67     7/25/97      9,962,333
                               11,909,000  Korea Development Bank.................        5.70     8/11/97     11,832,098
                                5,000,000  Korea Development Bank.................        5.70     8/12/97      4,967,275
                                5,000,000  Lehman Brothers Holdings Inc...........        5.75     8/04/97      4,973,225
                                3,227,000  Lehman Brothers Holdings Inc...........        5.70     8/05/97      3,209,211
                                4,745,000  Lexington Parker Capital Co. LLC.......        5.58     8/11/97      4,714,846
                               25,631,000  National Fleet Funding Corporation.....        5.59     7/18/97     25,563,341
                                7,747,000  Preferred Receivables Funding Corp.....        5.60     8/11/97      7,696,974
                                8,000,000  Windmill Funding Corp..................        5.68     7/29/97      7,964,844
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMERCIAL PAPER                                             278,556,128
                                           (COST-$278,554,017)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE                       9,000,000  Asset-Backed Securities Investment
NOTES-7.3%                                 Trust (ABSIT) 1996-M+..................       5.687    10/15/97      9,000,000
                               10,000,000  CIT Group Holdings, Inc. (The)                 5.61    10/27/97      9,997,749
                                6,109,712  LABS Trust Series 1996-C Senior               5.687    12/29/97      6,109,712
                                           Notes+.................................
                               15,000,000  SMM Trust 1997-Q+......................       5.687     1/15/98     15,000,000
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE NOTES                                               40,107,461
                                           (COST-$40,107,376)
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

                                                                                     INTEREST    MATURITY       VALUE
                             FACE AMOUNT                    ISSUE                      RATE*       DATE       (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
FUNDING                     $   9,000,000  Jackson National Life Insurance Co.+...        5.72%    5/01/98  $   9,000,000
AGREEMENTS-1.6%
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL FUNDING AGREEMENTS (COST-$9,000,000)                           9,000,000
-------------------------------------------------------------------------------------------------------------------------
MASTER                         10,000,000  Goldman Sachs Group, L.P.+.............        5.60     1/13/98     10,000,000
NOTES-1.8%
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL MASTER NOTES (COST-$10,000,000)                               10,000,000
-------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM                     5,000,000  Abbey National Treasury Services               5.59     2/25/98      4,997,467
                                           PLC+...................................
NOTES-3.4%                      1,750,000  Bank of Scotland Treasury Services             5.95     6/18/98      1,748,950
                                           PLC....................................
                                1,000,000  Goldman Sachs Group, L.P...............        6.10     4/15/98        999,030
                                4,000,000  International Business Machines                5.67     1/28/98      3,997,179
                                           Corp...................................
                                7,000,000  International Business Machines                5.93     3/18/98      6,990,760
                                           Corp...................................
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL MEDIUM-TERM NOTES (COST-$18,739,173)                          18,733,386
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,                     70,000  Federal Home Loan Mortgage Corp........        5.52     9/18/97         69,161
AGENCY & INSTRUMENTALITY
OBLIGATIONS-
DISCOUNT-0.0%
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL US GOVERNMENT, AGENCY &
                                           INSTRUMENTALITY OBLIGATIONS-DISCOUNT
                                           (COST-$69,152)                                                          69,161
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,                  3,500,000  Federal Farm Credit Bank...............        5.85    10/01/97      3,501,750
AGENCY & INSTRUMENTALITY       10,000,000  Federal Farm Credit Bank+..............        5.63    11/25/97      9,999,157
OBLIGATIONS-                    8,000,000  Federal Home Loan Bank+................        5.26    12/10/97      7,998,286
NON-DISCOUNT-25.0%              2,000,000  Federal Home Loan Bank.................        6.17    11/06/98      1,994,400
                                3,000,000  Federal Home Loan Bank.................        5.95    12/29/98      2,993,904
                                2,000,000  Federal Home Loan Mortgage Corp.+......        5.58     4/15/98      1,999,238
                                2,000,000  Federal Home Loan Mortgage Corp.+......        5.57     4/20/98      1,999,060
                                1,200,000  Federal Home Loan Mortgage Corp........        6.36     5/20/99      1,198,140
                                8,000,000  Federal National Mortgage                      5.25     7/16/97      7,999,778
                                           Association+...........................
                                4,000,000  Federal National Mortgage                      5.27     8/01/97      3,999,852
                                           Association+...........................
                                3,000,000  Federal National Mortgage                     5.255     9/03/97      2,999,615
                                           Association+...........................
                                2,000,000  Federal National Mortgage                      5.26     9/09/97      1,999,738
                                           Association+...........................
                                3,000,000  Federal National Mortgage                      5.26     9/29/97      2,999,559
                                           Association+...........................
                                6,500,000  Federal National Mortgage                      5.47    12/30/97      6,489,600
                                           Association............................
                                4,000,000  Federal National Mortgage                      5.19     1/08/98      3,984,400
                                           Association............................
                                4,000,000  Federal National Mortgage                      5.57     3/26/98      3,998,277
                                           Association+...........................
                                5,000,000  Federal National Mortgage                      5.27     3/27/98      4,997,503
                                           Association+...........................
                               10,000,000  Federal National Mortgage                      5.31     4/24/98      9,996,887
                                           Association+...........................
                                6,000,000  Federal National Mortgage                      6.00     5/14/98      6,000,000
                                           Association+...........................
                                2,000,000  Federal National Mortgage                      6.50     4/30/99      1,996,800
                                           Association............................
                                1,200,000  Federal National Mortgage                     6.375     5/21/99      1,200,480
                                           Association............................
                               10,000,000  Student Loan Marketing Association+....        5.42    10/30/97     10,000,703
                                2,000,000  Student Loan Marketing Association+....        5.80    12/18/98      1,981,000
                                4,600,000  US Treasury Notes......................        8.50     7/15/97      4,605,774
                                3,000,000  US Treasury Notes......................        6.00     8/31/97      3,002,343
                                6,750,000  US Treasury Notes......................        5.75     9/30/97      6,755,272
                                5,800,000  US Treasury Notes......................       5.625    10/31/97      5,802,714
                                6,500,000  US Treasury Notes......................       5.375    11/30/97      6,494,917
                                1,650,000  US Treasury Notes......................        5.25    12/31/97      1,647,937
                                2,920,000  US Treasury Notes......................        5.00     1/31/98      2,909,050
                                2,000,000  US Treasury Notes......................       7.875     4/15/98      2,032,186
                                2,600,000  US Treasury Notes......................       5.625    11/30/98      2,587,406
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL US GOVERNMENT, AGENCY &
                                           INSTRUMENTALITY OBLIGATIONS-
                                           NON-DISCOUNT
                                           (COST-$138,225,214)                                                138,165,726
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS
                                           (COST-$551,030,516)-99.7%..............                            550,931,055
                                           OTHER ASSETS LESS LIABILITIES-0.3%.....                              1,466,621
                                                                                                            -------------
                                           NET ASSETS-100.0%......................                          $ 552,397,676
                                                                                                            -------------
                                                                                                            -------------
-------------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown, payable at fixed rates or upon maturity. Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at June 30, 1997.
 + Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                            SHARES                                                                VALUE       PERCENT OF
INDUSTRIES                    HELD            US STOCKS & WARRANTS                 COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                163,000  AlliedSignal, Inc.......................  $   11,919,792  $   13,692,000      1.0%
DEFENSE                    157,000  United Technologies Corp................       7,352,061      13,031,000      1.0
                                                                              --------------  --------------    -----
                                                                                  19,271,853      26,723,000      2.0
------------------------------------------------------------------------------------------------------------------------
AIRLINES                    95,000  +US Airways Group Inc...................       3,342,965       3,325,000      0.3
------------------------------------------------------------------------------------------------------------------------
APPLIANCES                 327,000  Sunbeam Corp............................      12,440,625      12,344,250      0.9
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL          204,400  +Hertz Corp. (Class A)..................       6,059,706       7,358,400      0.6
------------------------------------------------------------------------------------------------------------------------
BANKING                    292,641  Banc One Corp...........................      12,777,957      14,174,794      1.1
                           225,000  Bank of New York Co., Inc...............       4,596,993       9,787,500      0.8
                            57,000  Bank of New York Co., Inc. (Warrants)
                                     (c)....................................         521,250       6,426,750      0.5
                           252,000  BankAmerica Corp........................      13,343,852      16,269,750      1.2
                            72,000  Chase Manhattan Corp....................       7,392,495       6,988,500      0.5
                                                                              --------------  --------------    -----
                                                                                  38,632,547      53,647,294      4.1
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                  220,000  duPont (E.I.) de Nemours & Co...........      11,990,865      13,832,500      1.1
------------------------------------------------------------------------------------------------------------------------
COMPUTER                   219,700  +Cabletron Systems, Inc.................       7,573,849       6,220,256      0.5
SERVICES                   380,000  First Data Corp.........................      13,532,869      16,696,250      1.2
                                                                              --------------  --------------    -----
                                                                                  21,106,718      22,916,506      1.7
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                  155,000  +Compaq Computer Corp...................      11,500,618      15,383,750      1.2
                            52,000  International Business Machines Corp....       3,794,075       4,689,750      0.3
                                                                              --------------  --------------    -----
                                                                                  15,294,693      20,073,500      1.5
------------------------------------------------------------------------------------------------------------------------
CONTAINERS                 385,300  +Owens-Illinois, Inc....................      11,153,944      11,944,300      0.9
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                102,000  Intel Corporation.......................      14,113,338      14,439,375      1.1
------------------------------------------------------------------------------------------------------------------------
FERTILIZERS                163,000  IMC Global, Inc.........................       6,497,141       5,705,000      0.4
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         213,500  American Express Company................       9,968,781      15,905,750      1.2
                           334,000  MGIC Investment Corp....................      12,688,428      16,011,125      1.2
                           102,800  Nationwide Financial Services Inc.
                                     (Class A)..............................       2,440,277       2,730,625      0.2
                                                                              --------------  --------------    -----
                                                                                  25,097,486      34,647,500      2.6
------------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS          175,700  Black & Decker Corporation..............       5,890,960       6,533,844      0.5
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-MANAGED CARE    199,000  +Oxford Health Plans, Inc...............      12,367,725      14,278,250      1.1
------------------------------------------------------------------------------------------------------------------------
INSURANCE                  130,000  Aetna Inc...............................       9,534,450      13,308,750      1.0
                           189,500  Allstate Corp...........................       6,593,893      13,833,500      1.0
                            89,460  +Hartford Life, Inc. (Class A)..........       2,902,425       3,354,750      0.3
                           244,000  Travelers Group, Inc....................      12,953,954      15,387,250      1.2
                            37,300  Travelers Property Casualty Corp. (Class
                                     A).....................................       1,443,579       1,487,338      0.1
                           368,000  UNUM Corporation........................      11,752,522      15,456,000      1.2
                                                                              --------------  --------------    -----
                                                                                  45,180,823      62,827,588      4.8
------------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM          387,000  Brunswick Corporation...................       9,628,968      12,093,750      0.9
                           103,620  TCI Pacific Communications (Convertible
                                     Preferred).............................       9,519,227      10,621,050      0.8
                                                                              --------------  --------------    -----
                                                                                  19,148,195      22,714,800      1.7
------------------------------------------------------------------------------------------------------------------------
MACHINERY                  232,000  +American Standard
                                     Companies, Inc.........................       8,467,660      10,382,000      0.8
                           253,400  Ingersoll-Rand Co.......................      11,406,353      15,647,450      1.2
                                                                              --------------  --------------    -----
                                                                                  19,874,013      26,029,450      2.0
------------------------------------------------------------------------------------------------------------------------
MEDICAL                    491,000  +Tenet Healthcare Corp..................      12,788,283      14,515,188      1.1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                                 VALUE       PERCENT OF
INDUSTRIES                  HELD              US STOCKS & WARRANTS                 COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                238,000  El Paso Natural Gas Co..................  $   12,196,998  $   13,090,000      1.0%
                           266,000  Enron Corp..............................      10,291,602      10,856,125      0.8
                                                                              --------------  --------------    -----
                                                                                  22,488,600      23,946,125      1.8
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES               366,000  Dresser Industries, Inc.................       9,372,864      13,633,500      1.0
                            50,000  Schlumberger Ltd. ......................       4,211,528       6,250,000      0.5
                           162,600  +Smith International, Inc...............       7,428,829       9,877,950      0.8
                                                                              --------------  --------------    -----
                                                                                  21,013,221      29,761,450      2.3
------------------------------------------------------------------------------------------------------------------------
PAPER                      244,000  Kimberly-Clark Corp.....................       9,342,622      12,139,000      0.9
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                   97,200  Pennzoil Co.............................       4,141,490       7,460,100      0.6
                           215,000  Unocal Corp.............................       7,215,684       8,344,688      0.6
                                                                              --------------  --------------    -----
                                                                                  11,357,174      15,804,788      1.2
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            129,700  Abbott Laboratories.....................       5,343,109       8,657,475      0.7
                           197,000  American Home Products Corporation......      11,590,778      15,070,500      1.1
                           153,000  Merck & Co., Inc........................       9,799,209      15,835,500      1.2
                                                                              --------------  --------------    -----
                                                                                  26,733,096      39,563,475      3.0
------------------------------------------------------------------------------------------------------------------------
RAILROADS                  115,500  Burlington Northern
                                     Santa Fe, Inc..........................       9,335,621       9,976,125      0.8
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE                284,100  Prentiss Properties Trust...............       5,999,193       7,280,063      0.6
INVESTMENT TRUSTS          198,150  Starwood Lodging Trust..................       5,208,407       8,458,528      0.6
                                                                              --------------  --------------    -----
                                                                                  11,207,600      15,738,591      1.2
------------------------------------------------------------------------------------------------------------------------
RETAIL                     316,350  Rite Aid Corporation....................      10,336,910      15,777,956      1.2
                           261,000  Sears, Roebuck & Co.....................       9,437,012      14,028,750      1.1
                                                                              --------------  --------------    -----
                                                                                  19,773,922      29,806,706      2.3
------------------------------------------------------------------------------------------------------------------------
SOFTWARE                   270,400  +BMC Software, Inc......................      10,346,652      14,973,400      1.2
                           233,900  Computer Associates International,
                                     Inc....................................       9,499,308      13,025,306      1.0
                            35,000  +Microsoft Corp.........................       3,604,701       4,425,313      0.3
                           188,500  +Oracle Corp............................       6,987,455       9,483,906      0.7
                                                                              --------------  --------------    -----
                                                                                  30,438,116      41,907,925      3.2
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         243,000  +Airtouch Communications, Inc...........       6,884,154       6,652,125      0.5
                           213,000  +Tele-Communications, Inc. (Class A)....       3,060,117       3,155,062      0.2
                           388,000  +WorldCom, Inc..........................       9,728,048      12,391,750      1.0
                                                                              --------------  --------------    -----
                                                                                  19,672,319      22,198,937      1.7
------------------------------------------------------------------------------------------------------------------------
TOBACCO                    170,000  Philip Morris Companies, Inc............       6,125,944       7,543,750      0.6
------------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           386,800  Carnival Corp. (Class A)................      11,103,051      15,955,500      1.2
------------------------------------------------------------------------------------------------------------------------
UTILITIES                  561,100  Edison International, Inc...............      10,636,756      13,957,362      1.1
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS & WARRANTS                   509,479,922     652,155,479     49.7
------------------------------------------------------------------------------------------------------------------------

COUNTRY                                       FOREIGN STOCKS+++++
------------------------------------------------------------------------------------------------------------------------
ARGENTINA                  171,000  Yacimientos Petroliferos Fiscales S.A.
                                     (YPF) (ADR) (a) (23)...................       3,530,098       5,258,250      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA                 3,530,098       5,258,250      0.4
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                  363,000  Broken Hill Proprietary
                                     Co., Ltd. (9)..........................       4,776,103       5,300,711      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN AUSTRALIA                 4,776,103       5,300,711      0.4
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                                  VALUE       PERCENT OF
COUNTRY                    HELD               FOREIGN STOCKS+++++                  COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
BRAZIL                   7,000,000  Companhia Cervejaria Brahma S.A. PN
                                     (Preferred) (4)........................  $    4,004,177  $    5,332,095      0.4%
                            42,000  Telecomunicacoes Brasileiras
                                     S.A.-Telebras (ADR) (a) (31)...........       2,181,757       6,373,500      0.5
                            73,000  +Uniao de Bancos Brasileiros S.A.
                                     (Unibanco) (GDR) (b) (3)...............       2,464,011       2,710,125      0.2
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN BRAZIL                    8,649,945      14,415,720      1.1
------------------------------------------------------------------------------------------------------------------------
CANADA                     208,300  Canadian Pacific, Ltd. (20).............       4,268,930       5,923,531      0.5
                           163,400  +Imax Corporation (35)..................       2,595,998       3,982,875      0.3
                            89,000  Magna International Inc.
                                     (Class A) (2)..........................       4,145,911       5,356,687      0.4
                            61,000  Potash Corp. of Saskatchewan,
                                     Inc. (19)..............................       4,262,368       4,578,812      0.3
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA                   15,273,207      19,841,905      1.5
------------------------------------------------------------------------------------------------------------------------
FINLAND                    130,000  +Amer Group Ltd. (9)....................       2,362,805       2,381,687      0.2
                           115,000  Finnlines OY (8)........................       2,300,583       3,526,247      0.3
                            65,000  Orion-yhtymae OY (Class B) (24).........       2,552,981       2,450,631      0.2
                           240,000  UPM-Kymmene OY (22).....................       4,973,923       5,554,056      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND                  12,190,292      13,912,621      1.1
------------------------------------------------------------------------------------------------------------------------
FRANCE                      70,300  +SGS-Thomson Microelectronics N.V. (NY
                                     Registered Shares) (29)................       2,629,734       5,624,000      0.4
                           122,000  Scor S.A. (27)..........................       4,751,120       4,913,309      0.4
                           294,000  Usinor-Sacilor S.A. (18)................       4,946,286       5,304,601      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE                   12,327,140      15,841,910      1.2
------------------------------------------------------------------------------------------------------------------------
GERMANY                     14,000  Henkel KGaA (7).........................         622,324         743,142      0.1
                           101,000  Henkel KGaA (Preferred) (7).............       4,296,760       5,737,978      0.4
                            12,500  Mannesmann AG (16)......................       4,363,987       5,573,568      0.4
                            85,000  Siemens AG (11).........................       4,774,685       5,050,930      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY                  14,057,756      17,105,618      1.3
------------------------------------------------------------------------------------------------------------------------
HONG KONG                  213,200  HSBC Holdings PLC (3)...................       3,432,930       6,412,403      0.5
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN HONG KONG                 3,432,930       6,412,403      0.5
------------------------------------------------------------------------------------------------------------------------
INDONESIA                  149,400  P.T. Indonesian Satellite Corp. (ADR)
                                     (a) (31)...............................       5,500,791       4,472,662      0.3
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN INDONESIA                 5,500,791       4,472,662      0.3
------------------------------------------------------------------------------------------------------------------------
ITALY                      450,000  Arnoldo Mondadori Editore S.p.A. (25)...       3,797,870       2,599,259      0.2
                           306,100  Danieli & Co. Officine Meccaniche S.p.A.
                                     (16)...................................       1,203,809       1,071,287      0.1
                            78,000  Gucci Group N.V. (NY Registered Shares)
                                     (1)....................................       5,660,847       5,021,250      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY                    10,662,526       8,691,796      0.7
------------------------------------------------------------------------------------------------------------------------
JAPAN                       71,000  Amway Japan Ltd (17)....................       2,723,787       2,406,569      0.2
                            36,000  Autobacs Seven Co., Ltd. (2)............       2,488,047       2,855,595      0.2
                           278,000  Bridgestone Corporation (33)............       4,818,776       6,460,033      0.5
                           239,000  Canon, Inc. (11)........................       4,385,459       6,514,196      0.5
                           256,000  Matsushita Electric Industrial Co., Ltd.
                                     (11)...................................       4,058,469       5,166,070      0.4
                           235,000  Matsushita Electric Works, Ltd. (5).....       2,674,886       2,668,822      0.2
                           725,000  Mitsubishi Electric Corp. (10)..........       5,240,071       4,059,797      0.3
                           541,000  Mitsubishi Heavy Industries, Ltd.
                                     (11)...................................       4,419,386       4,154,267      0.3
                           386,000  Mitsui-Soko Co., Ltd. (34)..............       3,426,243       2,694,278      0.2
                            57,000  Rohm Co., Ltd. (11).....................       3,174,431       5,875,775      0.4
                            70,000  Sony Corporation (11)...................       5,139,157       6,109,024      0.5
                           435,000  Tokio Marine & Fire Insurance Co., Ltd.
                                     (14)...................................       4,760,187       5,700,183      0.4
                           675,000  Toray Industries, Inc. (32).............       4,704,797       4,817,638      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN                    52,013,696      59,482,247      4.5
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                                  VALUE       PERCENT OF
COUNTRY                    HELD               FOREIGN STOCKS+++++                  COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
MEXICO                     433,200  Grupo Carso, S.A. de C.V. (ADR) (a)
                                     (20)...................................  $    3,851,655  $    5,848,200      0.4%
                           182,000  Panamerican Beverages, Inc. (Class A)
                                     (4)....................................       3,564,198       5,983,250      0.5
                           135,000  Telefonos de Mexico, S.A. de C.V.
                                     (Telemax) (ADR) (a) (31)...............       5,145,509       6,446,250      0.5
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO                   12,561,362      18,277,700      1.4
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                328,000  ABN AMRO Holding N.V. (3)...............       4,598,704       6,121,150      0.5
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE NETHERLANDS           4,598,704       6,121,150      0.5
------------------------------------------------------------------------------------------------------------------------
NORWAY                     469,000  Color Line ASA (8)......................       1,829,151       2,113,391      0.2
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY                    1,829,151       2,113,391      0.2
------------------------------------------------------------------------------------------------------------------------
PHILIPPINES              1,749,000  San Miguel Corp. (Class B) (4)..........       5,348,755       4,613,112      0.3
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE PHILIPPINES           5,348,755       4,613,112      0.3
------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA               127,500  De Beers Consolidated Mines Ltd. (ADR)
                                     (a) (19)...............................       4,249,507       4,701,562      0.4
                           417,000  Sasol Ltd. (9)..........................       4,899,575       5,472,320      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH AFRICA              9,149,082      10,173,882      0.8
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                205,903  +Hyundai Engineering & Construction Co.,
                                     Ltd. (GDR) (b) (12)++..................       2,642,484         849,350      0.1
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH KOREA               2,642,484         849,350      0.1
------------------------------------------------------------------------------------------------------------------------
SPAIN                      139,000  Repsol S.A. (ADR) (a) (23)..............       4,898,863       5,898,812      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN                     4,898,863       5,898,812      0.4
------------------------------------------------------------------------------------------------------------------------
SWEDEN                     265,200  Bure Investment AB (15).................       2,355,271       3,344,414      0.2
                           117,200  +Castellum AB (26)......................         786,225         879,220      0.1
                             2,400  Perstorp AB (Class B) (7)...............          42,500          42,528      0.0
                           209,000  Sparbanken Sverige AB (Class A) (3).....       2,691,626       4,649,611      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN                    5,875,622       8,915,773      0.7
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                  3,700  ABB AG (6)..............................       4,492,198       5,609,522      0.4
                             3,900  Novartis AG (Registered Shares) (24)....       3,386,800       6,244,495      0.5
                               600  Roche Holding AG (24)...................       5,040,147       5,435,275      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWITZERLAND              12,919,145      17,289,292      1.3
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             475,000  Boots Company PLC (28)..................       4,502,607       5,565,022      0.4
                         1,603,200  British Steel PLC (30)..................       4,002,509       3,985,852      0.3
                           557,400  Grand Metropolitan PLC (9)..............       3,858,615       5,357,807      0.4
                           373,900  Imperial Chemical Industries PLC (21)...       5,135,037       5,185,776      0.4
                           819,900  LucasVarity PLC (2).....................       2,820,716       2,836,067      0.2
                           335,000  Rio Tinto PLC (19)......................       4,999,987       5,830,104      0.5
                         1,140,000  Vodafone Group PLC (31).................       3,993,140       5,554,753      0.4
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    UNITED KINGDOM                                29,312,611      34,315,381      2.6
------------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                         231,550,263     279,303,686     21.3
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                              FACE                                                                VALUE       PERCENT OF
COUNTRY                      AMOUNT                FOREIGN BONDS+++++              COST         (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA             A$         4,750,000  Government of Australia, 7.50%
                                             due 7/15/2005 (13).............  $    3,670,134  $    3,679,033      0.3%
------------------------------------------------------------------------------------------------------------------------
CANADA                C$        11,200,000  Canadian Government Bonds, 7%
                                             due 12/01/2006 (13)............       8,511,722       8,506,966      0.6
------------------------------------------------------------------------------------------------------------------------
DENMARK                  Dkr    20,000,000  Government of Denmark, 7% due
                                             11/15/2007 (13)................       3,195,204       3,166,357      0.2
------------------------------------------------------------------------------------------------------------------------
FINLAND                  Fim    33,000,000  Finnish Government Bonds, 7.25%
                                             due 4/18/2006 (13).............       7,034,450       6,904,518      0.5
------------------------------------------------------------------------------------------------------------------------
GERMANY                   DM    12,500,000  Bundesrepublik Deutschland,
                                             7.125% due 12/20/2002 (13).....       8,815,113       7,932,113      0.6
------------------------------------------------------------------------------------------------------------------------
ITALY                  Lit  10,900,000,000  Buoni Poliennali del Tesoro
                                             (Italian Government Bonds),
                                             8.50% due 1/01/2004 (13).......       7,722,200       7,017,905      0.5
------------------------------------------------------------------------------------------------------------------------
SWEDEN                                      Government of Sweden (13):
                         Skr    35,400,000      10.25% due 5/05/2000........       6,001,621       5,179,598      0.4
                                 7,000,000      8% due 8/15/2007............       1,098,868         994,870      0.1
                                                                              --------------  --------------    -----
                                                                                   7,100,489       6,174,468      0.5
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM           L       3,550,000  UK Treasury Gilt, 7.25% due
                                             12/07/2007 (13)................       5,875,988       5,971,911      0.5
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN BONDS                   51,925,300      49,353,271      3.7
------------------------------------------------------------------------------------------------------------------------

                                                   US CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
                      US$        3,000,000  General Electric Capital Corp.,
                                             8.75% due 5/21/2007                   3,373,650       3,378,120      0.2
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US CORPORATE BONDS               3,373,650       3,378,120      0.2
------------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                        Federal National Mortgage
OBLIGATIONS                                  Association+++:
                                 6,320,093  6% due 11/01/2000...............       6,256,892       6,301,512      0.5
                                14,179,291  6% due 6/01/2001................      14,035,282      13,946,662      1.1
                                 8,214,991  6% due 2/01/2004................       8,117,438       8,107,950      0.6
                                                                              --------------  --------------    -----
                                                                                  28,409,612      28,356,124      2.2
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                   85,000,000  US Treasury Bonds, 6.625% due
OBLIGATIONS                                  2/15/2027......................      79,638,281      83,167,400      6.3
                                            US Treasury Notes:
                                 3,000,000  5% due 1/31/1998................       2,973,516       2,989,230      0.2
                                42,000,000  6% due 8/15/1999................      41,970,469      41,895,000      3.2
                                50,000,000  6.50% due 5/31/2002.............      50,335,938      50,203,000      3.8
                                75,000,000  6.625% due 5/15/2007............      75,398,437      75,621,000      5.8
                                                                              --------------  --------------    -----
                                                                                 250,316,641     253,875,630     19.3
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT & AGENCY
                                            OBLIGATIONS                          278,726,253     282,231,754     21.5
------------------------------------------------------------------------------------------------------------------------
                                                 SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*               29,951,000  General Motors Acceptance Corp.,
                                             6.25% due 7/01/1997............      29,951,000      29,951,000      2.3
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES           29,951,000      29,951,000      2.3
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS...............  $1,105,006,388   1,296,373,310     98.7
                                                                              --------------
                                                                              --------------
                                            UNREALIZED APPRECIATION ON
                                            FORWARD FOREIGN EXCHANGE
                                            CONTRACTS++++...................                         734,524      0.1
                                            OTHER ASSETS LESS LIABILITIES...                      15,947,159      1.2
                                                                                              --------------    -----
                                            NET ASSETS......................                  $1,313,054,993    100.0%
                                                                                              --------------    -----
                                                                                              --------------    -----
------------------------------------------------------------------------------------------------------------------------

    * Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

  (a) American Depositary Receipts (ADR).

  (b) Global Depositary Receipts (GDR).

  (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

    + Non-income producing security.

   ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  +++ Subject to principal paydowns.

 ++++ Forward foreign exchange contracts sold as of June 30, 1997 were as follows:

---------------------------------------------------------------
                                                   UNREALIZED
                                                  APPRECIATION
FOREIGN                          EXPIRATION       (DEPRECIATION)
CURRENCY SOLD                       DATE            (NOTE 1E)
---------------------------------------------------------------
A$               10,850,000         July 1997     $     22,308
Chf              24,900,000         July 1997          308,810
DM               51,120,000         July 1997          283,623
Dkr              21,320,000         July 1997           21,499
Fim             104,000,000         July 1997           86,536
Frf              85,700,000         July 1997          141,135
L                25,000,000       August 1997          108,725
Lit          28,325,000,000         July 1997          122,426
Pta             887,000,000         July 1997           83,872
Skr             109,000,000         July 1997           51,040
Y             7,050,000,000         July 1997         (495,450)
---------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD
FOREIGN
EXCHANGE CONTRACTS-NET (US$
COMMITMENT-$233,211,606)                          $    734,524
                                                  -------------
                                                  -------------
---------------------------------------------------------------

+++++ Corresponding industry groups for foreign stocks and bonds:

 (1) Apparel                             (13) Government Bonds              (25) Publishing
 (2) Auto-Parts                          (14) Insurance                     (26) Real Estate
 (3) Banking                             (15) Investment Management         (27) Reinsurance
 (4) Beverages                           (16) Machinery & Equipment         (28) Retail
 (5) Building Products                   (17) Merchandising                 (29) Semiconductors
 (6) Capital Goods                       (18) Metals                        (30) Steel
 (7) Chemicals                           (19) Mining                        (31) Telecommunications
 (8) Cruise Lines                        (20) Multi-Industry                (32) Textiles
 (9) Diversified                         (21) Oil-Integrated                (33) Tires & Rubber
(10) Electrical Equipment                (22) Paper & Forest Products       (34) Warehouse & Storage
(11) Electronics                         (23) Petroleum                     (35) Entertainment
(12) Engineering & Construction          (24) Pharmaceuticals

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1997
--------------------------------------------------------------------------------

                          SHARES                                                       VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                    STOCKS                    COST          1a)       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
ALUMINUM                     6,000  Alcan Aluminium, Ltd................  $   148,420  $   208,125         0.9%
                             6,600  +Alumax, Inc........................      231,314      250,388         1.0
                             2,100  Aluminum Co. of America.............      115,567      158,288         0.7
                                                                          -----------  -----------       -----
                                                                              495,301      616,801         2.6
-----------------------------------------------------------------------------------------------------------------
CHEMICALS                    2,300  Air Products & Chemicals, Inc.......      131,548      186,875         0.8
                             3,100  BASF AG.............................       77,701      114,653         0.5
                             1,400  Dow Chemical Co.....................       96,473      121,975         0.5
                             6,000  duPont (E.I.) de Nemours & Co.......      177,875      377,250         1.5
                                                                          -----------  -----------       -----
                                                                              483,597      800,753         3.3
-----------------------------------------------------------------------------------------------------------------
DIAMONDS                     8,600  +Aber Resources, Ltd................      141,731      120,319         0.5
                            14,000  +SouthernEra Resources Ltd..........       86,682       79,159         0.3
                                                                          -----------  -----------       -----
                                                                              228,413      199,478         0.8
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES       10,000  Asahi Glass Co., Ltd................      120,000       99,589         0.4
COMPANIES                    3,300  Ashland Inc.........................      139,803      153,037         0.6
                             2,700  Coastal Corp........................       78,701      143,606         0.6
                            12,000  Cyprus Amax Minerals Co.............      330,538      294,000         1.2
                             3,800  Freeport-McMoRan Copper & Gold, Inc.
                                     (Class B)..........................      130,928      118,275         0.5
                             5,400  Norcen Energy Resources Ltd.........       87,553      128,786         0.6
                            32,500  North Ltd...........................      123,126      123,012         0.5
                            27,400  RGC Ltd.............................      108,532       99,601         0.4
                                                                          -----------  -----------       -----
                                                                            1,119,181    1,159,906         4.8
-----------------------------------------------------------------------------------------------------------------
GOLD                        76,000  +Acacia Resources Ltd...............      151,876       99,114         0.4
                            22,900  +Amax Gold, Inc.....................      136,859      140,263         0.6
                             9,700  Ashanti Goldfields Co. Ltd.
                                     (GDR)**............................      237,979      113,490         0.5
                            12,500  Cambior, Inc........................      170,092      142,262         0.6
                            13,500  +Casmyn Corp........................      124,286       99,563         0.4
                           100,000  Delta Gold N.L......................      192,923      165,640         0.7
                            15,500  Driefontein Consolidated Ltd........      239,913      104,268         0.4
                             7,300  +Getchell Gold Corp.................      323,394      257,325         1.0
                            87,000  Great Central Mines N.L.............      259,108      164,451         0.7
                            44,900  +Miramar Mining Corp................      225,975      162,740         0.7
                            13,413  Newmont Mining Corp.................      553,959      523,107         2.2
                            22,500  Placer Dome Inc.....................      544,234      368,438         1.5
                            13,100  Prime Resources Group, Inc..........      128,069       94,962         0.4
                           128,000  Resolute Ltd........................      267,743      226,409         0.9
                            14,200  +Sutton Resources Ltd...............      127,816      115,803         0.5
                            17,300  +TVX Gold Inc.......................      138,365       91,906         0.4
                            28,667  +William Resources Ltd..............       86,539       44,678         0.2
                                                                          -----------  -----------       -----
                                                                            3,909,130    2,914,419        12.1
-----------------------------------------------------------------------------------------------------------------
METALS & MINING              5,800  ASARCO, Inc.........................      155,180      177,625         0.7
                           170,000  +Centaur Mining & Exploration
                                     Ltd................................      256,033      216,605         0.9
                            14,100  Falconbridge Ltd....................      311,454      276,992         1.2
                             3,600  Inco Ltd............................      119,083      108,225         0.4
                            34,200  Industrias Penoles, S.A. de C.V.....      148,340      163,144         0.7
                           278,000  M.I.M. Holdings Ltd.................      543,339      408,388         1.7
                            17,188  Minsur S.A..........................       55,784       65,120         0.3
                            45,000  Mitsubishi Materials Corp...........      225,928      180,047         0.7
                            11,300  Noranda Inc.........................      205,635      243,693         1.0
                            19,000  Outokumpu OY........................      347,398      377,406         1.6
                             5,400  P.T. Tambang Timah (GDR)**(a).......       66,782       82,350         0.3
                            75,600  Pasminco Ltd........................      102,704      152,421         0.6
                             2,800  Phelps Dodge Corp...................      191,427      238,525         1.0
                            61,000  QNI Ltd.............................      122,703      109,270         0.5
                             3,100  Rio Algom Ltd.......................       60,087       75,730         0.3
                            26,900  Rio Tinto PLC.......................      350,458      468,149         1.9
                           180,000  Savage Resources Ltd................      135,304      161,892         0.7
                            20,500  Savage Resources Ltd. (Warrants)
                                     (b)................................        2,720        4,225         0.0
                            26,000  Sumitomo Metal Mining Co., Ltd......      216,870      183,978         0.8
                            10,500  Trelleborg 'B' Fria.................      132,795      172,478         0.7

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                       VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                    STOCKS                    COST          1a)       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
METALS & MINING             80,600  WMC Ltd.............................  $   467,844  $   504,421         2.1%
(CONCLUDED)                 25,000  +Westmin Resources Ltd..............      131,104      119,609         0.5
                                                                          -----------  -----------       -----
                                                                            4,348,972    4,490,293        18.6
-----------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS          9,900  Apache Corp.........................      264,664      321,750         1.3
                             8,400  +Benton Oil & Gas Co................      128,100      126,000         0.5
                            23,000  +Chauvco Resources Ltd..............      271,708      329,286         1.4
                             5,400  +Chieftain International, Inc.......      120,561      118,462         0.5
                            19,300  +Enserch Exploration, Inc...........      187,297      211,094         0.9
                            22,400  Enterprise Oil PLC..................      149,053      250,701         1.0
                            40,800  +Gulf Canada Resources Ltd.
                                     (Ordinary).........................      305,195      339,150         1.4
                             3,800  Louisiana Land and Exploration Co.
                                     (The)..............................      149,992      217,075         0.9
                            11,100  Mitchell Energy & Development Corp.
                                     (Class B)..........................      193,975      241,425         1.0
                            15,000  +Northrock Resources Ltd............      119,611      192,461         0.8
                            10,300  +Oryx Energy Co.....................      171,762      217,587         0.9
                             4,200  PanCanadian Petroleum Ltd...........       79,720       88,293         0.4
                            35,200  Ranger Oil Ltd......................      239,316      327,800         1.4
                             6,100  Sonat, Inc..........................      232,458      312,625         1.3
                                                                          -----------  -----------       -----
                                                                            2,613,412    3,293,709        13.7
-----------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED               4,300  Amerada Hess Corp...................      230,276      238,919         1.0
                             2,600  Amoco Corp..........................      143,530      226,037         0.9
                             8,400  British Petroleum Co. PLC (ADR)*....      320,502      628,950         2.6
                             6,700  ENI Societa per Azioni (ADR)*.......      313,225      381,062         1.6
                             1,200  OMV AG..............................      128,441      153,771         0.6
                            14,600  Petro-Canada........................      159,357      237,250         1.0
                             2,800  Repsol, S.A.........................       81,060      118,465         0.5
                             5,000  Societe Nationale Elf Aquitaine S.A.
                                     (ADR)*.............................      183,332      272,187         1.1
                             5,100  Total, S.A. (Class B)...............      318,812      515,651         2.2
                             6,100  Yacimentos Petroliferas Fiscales
                                     S.A. (YPF) (ADR)*..................      149,103      187,575         0.8
                                                                          -----------  -----------       -----
                                                                            2,027,638    2,959,867        12.3
-----------------------------------------------------------------------------------------------------------------
OIL SERVICES                 6,700  Coflexip Stena Offshore, Inc.
                                     (ADR)*.............................      138,682      201,837         0.8
                             4,400  +Petroleum Geo-Services ASA (ADR)*..      131,275      215,050         0.9
                             3,200  Schlumberger Ltd....................      206,483      400,000         1.7
                             5,300  Smedvig ASA (ADR)*..................      112,625      135,150         0.6
                             3,700  Transocean Offshore Drilling Inc....      226,546      268,712         1.1
                                                                          -----------  -----------       -----
                                                                              815,611    1,220,749         5.1
-----------------------------------------------------------------------------------------------------------------
PAPER & PULP                 7,200  Aracruz Celulose S.A. (ADR)*........      115,506      146,700         0.6
                            21,000  Avenor Inc..........................      410,812      407,974         1.7
                             3,500  Champion International Corp.........      180,195      193,375         0.8
                             8,100  Empresa Nacional de Cellulosas
                                     S.A................................      119,536      143,022         0.6
                             2,800  Georgia-Pacific Corp................      224,196      239,050         1.0
                             5,000  International Paper Co..............      167,987      242,812         1.0
                             3,200  James River Corp....................       97,571      118,400         0.5
                            30,000  Metsa Serla OY 'B'..................      262,339      244,726         1.0
                             5,900  Mo Och Domsjo AB Co.................      133,744      193,833         0.8
                            27,000  Slocan Forest Products Ltd..........      272,565      269,119         1.1
                             7,500  Stone Container Corp................       92,300      107,344         0.4
                             6,800  Weyerhaeuser Co.....................      290,316      353,600         1.5
                             4,000  Willamette Industries, Inc..........      189,875      280,000         1.2
                                                                          -----------  -----------       -----
                                                                            2,556,942    2,939,955        12.2
-----------------------------------------------------------------------------------------------------------------
PLANTATIONS                 73,000  Golden Hope Plantations BHD.........      131,880      125,538         0.5
                            70,000  Kuala Lumpur Kepong BHD.............      111,705      173,357         0.7
                                                                          -----------  -----------       -----
                                                                              243,585      298,895         1.2
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 1997  (Concluded)
--------------------------------------------------------------------------------

                          SHARES                                                       VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                    STOCKS                    COST          1a)       NET ASSETS
-----------------------------------------------------------------------------------------------------------------
REFINING                    10,000  Sun Co., Inc........................  $   268,120  $   310,000         1.3%
                            22,500  Total Petroleum (North America),
                                     Ltd................................      331,454      222,187         0.9
                                                                          -----------  -----------       -----
                                                                              599,574      532,187         2.2
-----------------------------------------------------------------------------------------------------------------
STEEL                       41,000  British Steel PLC...................      107,778      101,934         0.4
                             4,900  Koninklijke Nederlandsche Hoogovens
                                     en Staalfabrienken N.V.............      190,933      273,333         1.1
                            83,000  Nippon Steel Corp...................      281,181      265,380         1.1
                           127,000  Sumitomo Metal Industries, Ltd......      396,360      361,684         1.5
                                                                          -----------  -----------       -----
                                                                              976,252    1,002,331         4.1
-----------------------------------------------------------------------------------------------------------------
WOOD                         8,600  Louisiana-Pacific Corp..............      218,816      181,675         0.8
                             8,000  +Pacific Forest Products Ltd........      138,700      146,430         0.6
                            13,900  Riverside Forest Products Ltd.......      183,006      154,165         0.6
                                                                          -----------  -----------       -----
                                                                              540,522      482,270         2.0
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL STOCKS                           20,958,130   22,911,613        95.0
-----------------------------------------------------------------------------------------------------------------
                           FACE
                          AMOUNT           SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***     $1,132,000  General Motors Acceptance Corp.,
                                     6.25% due 7/01/1997................    1,131,803    1,131,803         4.7
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES             1,131,803    1,131,803         4.7
-----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS...................  $22,089,933   24,043,416        99.7
                                                                          -----------
                                                                          -----------
                                    OTHER ASSETS LESS LIABILITIES.......                    63,016         0.3
                                                                                       -----------       -----
                                    NET ASSETS..........................               $24,106,432       100.0%
                                                                                       -----------       -----
                                                                                       -----------       -----
-----------------------------------------------------------------------------------------------------------------

  + Non-income producing security.

  * American Depositary Receipts (ADR).

 ** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of the purchase by the Portfolio.

 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of June 30, 1997
--------------------------------------------------------------------------------

                                                                         CAPITAL          GLOBAL
                                                       BALANCED           STOCK          STRATEGY
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)..................   $ 102,640,954    $ 328,750,102    $ 262,114,361
Unrealized appreciation on forward foreign
  exchange contracts (Note 1e)....................              --          124,367          515,226
Cash..............................................             160              555              315
Foreign cash (Note 1f)............................              --           44,644           99,064
Receivable for securities sold....................         789,449        5,140,793        1,591,936
Interest receivable...............................         532,579               --        1,232,354
Dividends receivable..............................          41,317          485,434          551,140
Receivable for capital shares sold................             652           41,103           81,302
Receivable for loaned securities (Note 7).........              --               --               --
Prepaid registration fees and other assets (Note
  1d).............................................           4,978           15,107           10,146
                                                     -------------    -------------    -------------
  Total assets....................................     104,010,089      334,602,105      266,195,844
                                                     -------------    -------------    -------------
LIABILITIES:
Payable for securities purchased..................         595,684        2,280,504          772,436
Payable for capital shares redeemed...............          16,509          229,489          611,605
Payable to investment adviser (Note 2)............          28,620           91,404           72,526
Payable for forward foreign exchange contracts
  (Note 1e).......................................              --           27,043           73,149
Accrued expenses and other liabilities............          21,681           74,888           66,985
                                                     -------------    -------------    -------------
  Total liabilities...............................         662,494        2,703,328        1,596,701
                                                     -------------    -------------    -------------
NET ASSETS........................................   $ 103,347,595    $ 331,898,777    $ 264,599,143
                                                     -------------    -------------    -------------
                                                     -------------    -------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+....................   $     710,668    $   1,296,237    $   1,479,965
Paid-in capital in excess of par..................      89,391,443      247,691,273      207,451,975
Undistributed investment income -- net............       1,834,271        2,151,406        4,273,912
Undistributed (accumulated) realized capital gains
  (losses) on investments and foreign currency
  transactions -- net (Note 5)....................       1,027,959       13,898,606       12,825,139
Unrealized appreciation (depreciation) on
  investments and foreign currency transactions --
  net.............................................      10,383,254       66,861,255       38,568,152
                                                     -------------    -------------    -------------
NET ASSETS........................................   $ 103,347,595    $ 331,898,777    $ 264,599,143
                                                     -------------    -------------    -------------
                                                     -------------    -------------    -------------
Capital shares outstanding........................       7,106,677       12,962,370       14,799,652
                                                     -------------    -------------    -------------
                                                     -------------    -------------    -------------
Net asset value, offering and redemption price per
  share...........................................   $       14.54    $       25.60    $       17.88
                                                     -------------    -------------    -------------
                                                     -------------    -------------    -------------
*Identified cost..................................   $  92,257,700    $ 262,006,091    $ 224,034,429
                                                     -------------    -------------    -------------
                                                     -------------    -------------    -------------
+Authorized shares................................     100,000,000      100,000,000      100,000,000
                                                     -------------    -------------    -------------
                                                     -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       INTERMEDIATE       LONG TERM
                                                        GROWTH            HIGH          GOVERNMENT        CORPORATE
                                                         STOCK            YIELD            BOND             BOND
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)..................   $ 299,324,638    $ 124,967,270    $ 210,997,336    $ 117,163,012
Unrealized appreciation on forward foreign
  exchange contracts (Note 1e)....................              --               --               --               --
Cash..............................................             566            1,437              891              429
Foreign cash (Note 1f)............................              --               --               --               --
Receivable for securities sold....................              --        1,090,835               --          583,524
Interest receivable...............................              --        1,843,146        3,085,763        1,839,409
Dividends receivable..............................         178,747               --               --               --
Receivable for capital shares sold................          54,737           25,346               --            7,993
Receivable for loaned securities (Note 7).........              --               --            1,679              456
Prepaid registration fees and other assets (Note
  1d).............................................           9,472            5,482           11,295            6,012
                                                     -------------    -------------    -------------    -------------
  Total assets....................................     299,568,160      127,933,516      214,096,964      119,600,835
                                                     -------------    -------------    -------------    -------------
LIABILITIES:
Payable for securities purchased..................              --          156,520               --        1,094,632
Payable for capital shares redeemed...............         292,149           74,319          133,756          140,282
Payable to investment adviser (Note 2)............          81,299           38,308           59,550           32,698
Payable for forward foreign exchange contracts
  (Note 1e).......................................              --               --               --               --
Accrued expenses and other liabilities............          40,827           24,176           44,505           29,803
                                                     -------------    -------------    -------------    -------------
  Total liabilities...............................         414,275          293,323          237,811        1,297,415
                                                     -------------    -------------    -------------    -------------
NET ASSETS........................................   $ 299,153,885    $ 127,640,193    $ 213,859,153    $ 118,303,420
                                                     -------------    -------------    -------------    -------------
                                                     -------------    -------------    -------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+....................   $   1,005,422    $   1,381,160    $   1,980,495    $   1,033,341
Paid-in capital in excess of par..................     210,822,931      128,376,366      221,023,494      118,362,613
Undistributed investment income -- net............       1,270,651        1,123,434        1,222,232          688,021
Undistributed (accumulated) realized capital gains
  (losses) on investments and foreign currency
  transactions -- net (Note 5)....................      26,363,554       (4,909,948)     (10,234,764)      (2,203,002)
Unrealized appreciation (depreciation) on
  investments and foreign currency transactions --
  net.............................................      59,691,327        1,669,181         (132,304)         422,447
                                                     -------------    -------------    -------------    -------------
NET ASSETS........................................   $ 299,153,885    $ 127,640,193    $ 213,859,153    $ 118,303,420
                                                     -------------    -------------    -------------    -------------
                                                     -------------    -------------    -------------    -------------
Capital shares outstanding........................      10,054,219       13,811,603       19,804,948       10,333,411
                                                     -------------    -------------    -------------    -------------
                                                     -------------    -------------    -------------    -------------
Net asset value, offering and redemption price per
  share...........................................   $       29.75    $        9.24    $       10.80    $       11.45
                                                     -------------    -------------    -------------    -------------
                                                     -------------    -------------    -------------    -------------
*Identified cost..................................   $ 239,633,311    $ 123,298,089    $ 211,129,640    $ 116,740,565
                                                     -------------    -------------    -------------    -------------
                                                     -------------    -------------    -------------    -------------
+Authorized shares................................     100,000,000      100,000,000      100,000,000      100,000,000
                                                     -------------    -------------    -------------    -------------
                                                     -------------    -------------    -------------    -------------


                                                         MONEY            MULTIPLE           NATURAL
                                                        RESERVE           STRATEGY          RESOURCES
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------
ASSETS:
Investments, at value* (Note 1a)..................  $   550,931,055    $ 1,296,373,310    $  24,043,416
Unrealized appreciation on forward foreign
  exchange contracts (Note 1e)....................               --            734,524               --
Cash..............................................               --            434,146           49,824
Foreign cash (Note 1f)............................               --            320,400            7,848
Receivable for securities sold....................               --         15,481,080               --
Interest receivable...............................        2,650,742          5,292,921               --
Dividends receivable..............................               --          1,793,132           48,469
Receivable for capital shares sold................          100,988             14,599           20,532
Receivable for loaned securities (Note 7).........               --                 --               --
Prepaid registration fees and other assets (Note
  1d).............................................            6,863             50,127            1,523
                                                    ---------------    ---------------    -------------
  Total assets....................................      553,689,648      1,320,494,239       24,171,612
                                                    ---------------    ---------------    -------------
LIABILITIES:
Payable for securities purchased..................               --          5,458,595               --
Payable for capital shares redeemed...............          968,131          1,020,709           43,741
Payable to investment adviser (Note 2)............          141,409            362,397            6,711
Payable for forward foreign exchange contracts
  (Note 1e).......................................               --            164,032               --
Accrued expenses and other liabilities............          182,432            433,513           14,728
                                                    ---------------    ---------------    -------------
  Total liabilities...............................        1,291,972          7,439,246           65,180
                                                    ---------------    ---------------    -------------
NET ASSETS........................................  $   552,397,676    $ 1,313,054,993    $  24,106,432
                                                    ---------------    ---------------    -------------
                                                    ---------------    ---------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par value+....................  $    55,249,714    $     7,298,744    $     253,629
Paid-in capital in excess of par..................      497,247,423      1,046,214,716       24,456,436
Undistributed investment income -- net............               --         18,573,686          211,380
Undistributed (accumulated) realized capital gains
  (losses) on investments and foreign currency
  transactions -- net (Note 5)....................               --         48,757,536       (2,767,788)
Unrealized appreciation (depreciation) on
  investments and foreign currency transactions --
  net.............................................          (99,461)       192,210,311        1,952,775
                                                    ---------------    ---------------    -------------
NET ASSETS........................................  $   552,397,676    $ 1,313,054,993    $  24,106,432
                                                    ---------------    ---------------    -------------
                                                    ---------------    ---------------    -------------
Capital shares outstanding........................      552,497,137         72,987,441        2,536,289
                                                    ---------------    ---------------    -------------
                                                    ---------------    ---------------    -------------
Net asset value, offering and redemption price per
  share...........................................  $          1.00    $         17.99    $        9.50
                                                    ---------------    ---------------    -------------
                                                    ---------------    ---------------    -------------
*Identified cost..................................  $   551,030,516    $ 1,105,006,388    $  22,089,933
                                                    ---------------    ---------------    -------------
                                                    ---------------    ---------------    -------------
+Authorized shares................................    2,000,000,000        300,000,000      100,000,000
                                                    ---------------    ---------------    -------------
                                                    ---------------    ---------------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Six Months Ended June 30, 1997
--------------------------------------------------------------------------------

                                                                                     CAPITAL          GLOBAL
                                                                     BALANCED         STOCK          STRATEGY
                                                                     PORTFOLIO      PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1b & 1c):
Interest and discount earned*....................................   $ 1,713,124    $    378,280    $  1,705,484
Dividends*.......................................................       314,815       2,711,968       2,655,206
Other income.....................................................            --              --              --
                                                                    -----------    ------------    ------------
Total income.....................................................     2,027,939       3,090,248       4,360,690
                                                                    -----------    ------------    ------------
EXPENSES:
Investment advisory fees (Note 2)................................       162,443         496,713         398,010
Custodian fees...................................................        11,364          40,173          78,647
Accounting services (Note 2).....................................        10,338          29,473          22,500
Professional fees................................................         4,132           8,182           6,535
Transfer agent fees (Note 2).....................................         2,572           2,525           2,439
Printing and shareholder reports.................................            --           3,654           2,909
Pricing services.................................................            --           4,775           2,614
Registration fees (Note 1d)......................................         1,356             862              --
Directors' fees and expenses.....................................           435           1,216             963
Interest expense.................................................            --              --              --
Other............................................................         1,026           6,565           9,758
                                                                    -----------    ------------    ------------
Total expenses before reimbursement..............................       193,666         594,138         524,375
Reimbursement of expenses (Note 2)...............................            --              --              --
                                                                    -----------    ------------    ------------
Expenses after reimbursement.....................................       193,666         594,138         524,375
                                                                    -----------    ------------    ------------
Investment income -- net.........................................     1,834,273       2,496,110       3,836,315
                                                                    -----------    ------------    ------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
TRANSACTIONS -- NET (NOTES 1c, 1e, 1f & 3):
Realized gain (loss) on investments -- net.......................     1,060,200      12,301,562      10,593,313
Realized gain (loss) on foreign currency transactions -- net.....            --       1,114,542       2,249,862
Change in unrealized appreciation/depreciation on investments --
  net............................................................     4,634,662      32,412,644      15,636,111
Change in unrealized appreciation/depreciation on foreign
  currency transactions -- net...................................            --         452,298       1,323,266
                                                                    -----------    ------------    ------------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net...........................     5,694,862      46,281,046      29,802,552
                                                                    -----------    ------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $ 7,529,135    $ 48,777,156    $ 33,638,867
                                                                    -----------    ------------    ------------
                                                                    -----------    ------------    ------------
*Net of withholding tax..........................................            --    $    129,255    $    257,737
                                                                    -----------    ------------    ------------
                                                                    -----------    ------------    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                   INTERMEDIATE     LONG TERM
                                                                       GROWTH          HIGH         GOVERNMENT      CORPORATE
                                                                       STOCK           YIELD           BOND           BOND
                                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1b & 1c):
Interest and discount earned*....................................   $    350,088    $ 6,289,971    $ 7,707,522     $4,265,540
Dividends*.......................................................      1,430,008        315,934             --             --
Other income.....................................................             --             --         22,132          1,767
                                                                    ------------    -----------    ------------    -----------
Total income.....................................................      1,780,096      6,605,905      7,729,654      4,267,307
                                                                    ------------    -----------    ------------    -----------
EXPENSES:
Investment advisory fees (Note 2)................................        429,247        205,999        351,373        191,059
Custodian fees...................................................         13,625         11,128         14,045          9,497
Accounting services (Note 2).....................................         24,327         13,630         22,018         12,150
Professional fees................................................          6,836          4,420          7,561          4,980
Transfer agent fees (Note 2).....................................          2,358          2,430          2,830          2,879
Printing and shareholder reports.................................          2,256             --             --             --
Pricing services.................................................            120          3,223             --          3,110
Registration fees (Note 1d)......................................          3,647          1,745             --             --
Directors' fees and expenses.....................................            989            549          1,111             84
Interest expense.................................................             --             --             --             --
Other............................................................          3,205            835            665            733
                                                                    ------------    -----------    ------------    -----------
Total expenses before reimbursement..............................        486,610        243,959        399,603        224,492
Reimbursement of expenses (Note 2)...............................             --             --             --             --
                                                                    ------------    -----------    ------------    -----------
Expenses after reimbursement.....................................        486,610        243,959        399,603        224,492
                                                                    ------------    -----------    ------------    -----------
Investment income -- net.........................................      1,293,486      6,361,946      7,330,051      4,042,815
                                                                    ------------    -----------    ------------    -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
TRANSACTIONS -- NET (NOTES 1c, 1e, 1f & 3):
Realized gain (loss) on investments -- net.......................     26,379,604        843,234        487,962       (282,105)
Realized gain (loss) on foreign currency transactions -- net.....             --             --             --             --
Change in unrealized appreciation/depreciation on investments --
  net............................................................     23,833,348        624,182     (3,062,137)      (503,637)
Change in unrealized appreciation/depreciation on foreign
  currency transactions -- net...................................             --             --             --             --
                                                                    ------------    -----------    ------------    -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net...........................     50,212,952      1,467,416     (2,574,175)      (785,742)
                                                                    ------------    -----------    ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $ 51,506,438    $ 7,829,362    $ 4,755,876     $3,257,073
                                                                    ------------    -----------    ------------    -----------
                                                                    ------------    -----------    ------------    -----------
*Net of withholding tax..........................................   $     23,568             --             --             --
                                                                    ------------    -----------    ------------    -----------
                                                                    ------------    -----------    ------------    -----------


                                                                       MONEY          MULTIPLE         NATURAL
                                                                      RESERVE         STRATEGY        RESOURCES
                                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------
INVESTMENT INCOME (NOTES 1b & 1c):
Interest and discount earned*....................................   $ 15,431,197    $  10,178,717    $   36,502
Dividends*.......................................................             --        9,403,422       236,763
Other income.....................................................             --           19,411            --
                                                                    ------------    -------------    -----------
Total income.....................................................     15,431,197       19,601,550       273,265
                                                                    ------------    -------------    -----------
EXPENSES:
Investment advisory fees (Note 2)................................        903,059        2,024,664        40,353
Custodian fees...................................................         11,953          171,226        10,246
Accounting services (Note 2).....................................         51,856          115,463         3,214
Professional fees................................................          3,809           27,647         2,577
Transfer agent fees (Note 2).....................................          2,544            2,546         2,692
Printing and shareholder reports.................................          5,508           11,065           311
Pricing services.................................................             --            2,891         6,154
Registration fees (Note 1d)......................................             --           14,577            --
Directors' fees and expenses.....................................          2,182            4,797            39
Interest expense.................................................            166               --            --
Other............................................................          3,594           23,329           614
                                                                    ------------    -------------    -----------
Total expenses before reimbursement..............................        984,671        2,398,205        66,200
Reimbursement of expenses (Note 2)...............................             --               --        (4,483)
                                                                    ------------    -------------    -----------
Expenses after reimbursement.....................................        984,671        2,398,205        61,717
                                                                    ------------    -------------    -----------
Investment income -- net.........................................     14,446,526       17,203,345       211,548
                                                                    ------------    -------------    -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY
TRANSACTIONS -- NET (NOTES 1c, 1e, 1f & 3):
Realized gain (loss) on investments -- net.......................         15,352       43,863,567       936,904
Realized gain (loss) on foreign currency transactions -- net.....             --        5,538,188        (1,328)
Change in unrealized appreciation/depreciation on investments --
  net............................................................        (69,329)      84,940,869      (126,623)
Change in unrealized appreciation/depreciation on foreign
  currency transactions -- net...................................             --        2,549,604          (785)
                                                                    ------------    -------------    -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net...........................        (53,977)     136,892,228       808,168
                                                                    ------------    -------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $ 14,392,549    $ 154,095,573    $1,019,716
                                                                    ------------    -------------    -----------
                                                                    ------------    -------------    -----------
*Net of withholding tax..........................................             --    $     527,824    $   25,183
                                                                    ------------    -------------    -----------
                                                                    ------------    -------------    -----------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                      BALANCED PORTFOLIO             CAPITAL STOCK PORTFOLIO
                                 -----------------------------    ------------------------------
                                  FOR THE SIX     FOR THE YEAR     FOR THE SIX     FOR THE YEAR
                                 MONTHS ENDED        ENDED        MONTHS ENDED         ENDED
INCREASE (DECREASE) IN NET         JUNE 30,       DECEMBER 31,      JUNE 30,       DECEMBER 31,
ASSETS:                              1997             1996            1997             1996
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  1,834,273     $ 3,578,627     $  2,496,110     $  5,747,305
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................      1,060,200      10,123,967       13,416,104       14,653,340
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      4,634,662      (4,709,010)      32,412,644       21,343,267
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --              --          452,298         (334,683)
                                 -------------    ------------    -------------    -------------
Net increase in net assets
  resulting from operations...      7,529,135       8,993,584       48,777,156       41,409,229
                                 -------------    ------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
SHAREHOLDERS (NOTE 1g):
Investment income -- net......     (1,769,755)     (3,754,719)      (2,802,893)      (5,548,969)
Realized gain on investments
  -- net......................    (10,156,193)     (1,979,516)     (14,170,818)     (36,850,216)
                                 -------------    ------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (11,925,948)     (5,734,235)     (16,973,711)     (42,399,185)
                                 -------------    ------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........      8,891,656      (1,587,274)      10,399,263       37,729,131
                                 -------------    ------------    -------------    -------------
NET ASSETS:
Total increase in net
  assets......................      4,494,843       1,672,075       42,202,708       36,739,175
Beginning of period...........     98,852,752      97,180,677      289,696,069      252,956,894
                                 -------------    ------------    -------------    -------------
End of period*................   $103,347,595     $98,852,752     $331,898,777     $289,696,069
                                 -------------    ------------    -------------    -------------
                                 -------------    ------------    -------------    -------------
*Undistributed investment
  income -- net...............   $  1,834,271     $ 1,769,753     $  2,151,406     $  2,458,189
                                 -------------    ------------    -------------    -------------
                                 -------------    ------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GLOBAL STRATEGY PORTFOLIO           GROWTH STOCK PORTFOLIO             HIGH YIELD PORTFOLIO
                                 ------------------------------    ------------------------------    ------------------------------
                                  FOR THE SIX     FOR THE YEAR      FOR THE SIX     FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                 MONTHS ENDED         ENDED        MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
                                   JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                     1997             1996             1997             1996             1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  3,836,315     $  6,775,983     $  1,293,486     $  2,721,855     $  6,361,946     $ 10,963,073
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................     12,843,175       17,848,788       26,379,604       26,418,543          843,234       (2,249,032)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     15,636,111        8,986,014       23,833,348        8,765,971          624,182        4,434,110
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........      1,323,266       (4,745,969)              --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations...     33,638,867       28,864,816       51,506,438       37,906,369        7,829,362       13,148,151
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
SHAREHOLDERS (NOTE 1g):
Investment income -- net......     (7,598,726)      (5,458,261)      (1,545,546)      (1,964,991)      (6,301,372)     (10,832,795)
Realized gain on investments
  -- net......................     (8,739,339)      (1,312,483)     (26,338,683)      (4,499,465)              --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (16,338,065)      (6,770,744)     (27,884,229)      (6,464,456)      (6,301,372)     (10,832,795)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     14,768,757       (2,247,227)      34,865,971       25,071,360        2,468,808       13,949,891
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Total increase in net
  assets......................     32,069,559       19,846,845       58,488,180       56,513,273        3,996,798       16,265,247
Beginning of period...........    232,529,584      212,682,739      240,665,705      184,152,432      123,643,395      107,378,148
                                 -------------    -------------    -------------    -------------    -------------    -------------
End of period*................   $264,599,143     $232,529,584     $299,153,885     $240,665,705     $127,640,193     $123,643,395
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net...............   $  4,273,912     $  8,036,323     $  1,270,651     $  1,522,711     $  1,123,434     $  1,062,860
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                  INTERMEDIATE GOVERNMENT BOND               LONG TERM
                                           PORTFOLIO                  CORPORATE BOND PORTFOLIO
                                 ------------------------------    ------------------------------
                                  FOR THE SIX     FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                 MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
INCREASE (DECREASE) IN NET         JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
ASSETS:                              1997             1996             1997             1996
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $   7,330,051    $ 15,660,907     $   4,042,815    $  8,329,370
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................         487,962      (1,979,485)         (282,105)        920,219
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      (3,062,137)     (8,361,032)         (503,637)     (6,179,230)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........              --              --                --              --
                                 -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations...       4,755,876       5,320,390         3,257,073       3,070,359
                                 -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
SHAREHOLDERS (NOTE 1g):
Investment income -- net......      (7,430,543)    (15,606,904)       (4,080,707)     (8,263,502)
Realized gain on investments
  -- net......................              --              --                --              --
                                 -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................      (7,430,543)    (15,606,904)       (4,080,707)     (8,263,502)
                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........      (5,329,189)     (7,190,485)        1,139,076      (1,851,763)
                                 -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................      (8,003,856)    (17,476,999)          315,442      (7,044,906)
Beginning of period...........     221,863,009     239,340,008       117,987,978     125,032,884
                                 -------------    -------------    -------------    -------------
End of period*................   $ 213,859,153    $221,863,009     $ 118,303,420    $117,987,978
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net...............   $   1,222,232    $  1,322,724     $     688,021    $    725,913
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    MULTIPLE STRATEGY PORTFOLIO
                                                                  MONEY RESERVE PORTFOLIO        ----------------------------------
                                                               ------------------------------      FOR THE SIX
                                                                FOR THE SIX     FOR THE YEAR         MONTHS
                                                               MONTHS ENDED         ENDED             ENDED          FOR THE YEAR
                                                                 JUNE 30,       DECEMBER 31,        JUNE 30,        ENDED DECEMBER
                                                                   1997             1996              1997             31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net....................................   $  14,446,526    $ 29,126,650     $    17,203,345    $    38,414,192
Realized gain (loss) on investments and foreign currency
  transactions -- net.......................................          15,352          32,716          49,401,755         67,574,916
Change in unrealized appreciation/depreciation on
  investments -- net........................................         (69,329)       (271,048)         84,940,869         53,357,529
Change in unrealized appreciation/depreciation on foreign
  currency transactions -- net..............................              --              --           2,549,604         (1,704,878)
                                                               -------------    -------------    ---------------    ---------------
Net increase in net assets resulting from operations........      14,392,549      28,888,318         154,095,573        157,641,759
                                                               -------------    -------------    ---------------    ---------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income -- net....................................     (14,446,526)    (29,126,650)        (20,339,089)       (42,049,050)
Realized gain on investments -- net.........................         (15,352)        (32,716)        (64,589,168)      (113,303,779)
                                                               -------------    -------------    ---------------    ---------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (14,461,878)    (29,159,366)        (84,928,257)      (155,352,829)
                                                               -------------    -------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (5,222,659)    (10,478,219)         32,702,798         39,539,413
                                                               -------------    -------------    ---------------    ---------------
NET ASSETS:
Total increase (decrease) in net assets.....................      (5,291,988)    (10,749,267)        101,870,114         41,828,343
Beginning of period.........................................     557,689,664     568,438,931       1,211,184,879      1,169,356,536
                                                               -------------    -------------    ---------------    ---------------
End of period*..............................................   $ 552,397,676    $557,689,664     $ 1,313,054,993    $ 1,211,184,879
                                                               -------------    -------------    ---------------    ---------------
                                                               -------------    -------------    ---------------    ---------------
*Undistributed investment income -- net.....................              --              --     $    18,573,686    $    21,709,430
                                                               -------------    -------------    ---------------    ---------------
                                                               -------------    -------------    ---------------    ---------------


                                                               NATURAL RESOURCES PORTFOLIO
                                                               ----------------------------
                                                               FOR THE SIX     FOR THE YEAR
                                                               MONTHS ENDED       ENDED
                                                                 JUNE 30,      DECEMBER 31,
                                                                   1997            1996
------------------------------------------------------------
OPERATIONS:
Investment income -- net....................................   $    211,548    $   427,894
Realized gain (loss) on investments and foreign currency
  transactions -- net.......................................        935,576      1,250,205
Change in unrealized appreciation/depreciation on
  investments -- net........................................       (126,623)     1,446,535
Change in unrealized appreciation/depreciation on foreign
  currency transactions -- net..............................           (785)          (407)
                                                               ------------    ------------
Net increase in net assets resulting from operations........      1,019,716      3,124,227
                                                               ------------    ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income -- net....................................       (188,225)      (441,716)
Realized gain on investments -- net.........................             --             --
                                                               ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (188,225)      (441,716)
                                                               ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (1,754,499)     1,312,192
                                                               ------------    ------------
NET ASSETS:
Total increase (decrease) in net assets.....................       (923,008)     3,994,703
Beginning of period.........................................     25,029,440     21,034,737
                                                               ------------    ------------
End of period*..............................................   $ 24,106,432    $25,029,440
                                                               ------------    ------------
                                                               ------------    ------------
*Undistributed investment income -- net.....................   $    211,380    $   188,057
                                                               ------------    ------------
                                                               ------------    ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                              BALANCED PORTFOLIO
                                                              --------------------------------------------------
                                                              FOR THE SIX      FOR THE YEAR ENDED DECEMBER 31,
                                                              MONTHS ENDED   -----------------------------------
                                                                JUNE 30,
INCREASE (DECREASE) IN NET ASSET VALUE:                           1997         1996     1995     1994     1993
----------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  15.36     $  14.86  $ 13.27  $ 14.62  $ 13.70
                                                              ------------   --------  -------  -------  -------
Investment income -- net....................................         .26          .54      .60      .61      .50
Realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net......................         .77          .83     2.07    (1.21)    1.35
                                                              ------------   --------  -------  -------  -------
Total from investment operations............................        1.03         1.37     2.67     (.60)    1.85
                                                              ------------   --------  -------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net....................................        (.27)        (.57)    (.62)    (.53)    (.75)
Realized gain on investments -- net.........................       (1.58)        (.30)    (.46)    (.22)    (.18)
                                                              ------------   --------  -------  -------  -------
Total dividends and distributions...........................       (1.85)        (.87)   (1.08)    (.75)    (.93)
                                                              ------------   --------  -------  -------  -------
Net asset value, end of period..............................    $  14.54     $  15.36  $ 14.86  $ 13.27  $ 14.62
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       7.74%++      9.76%   21.59%   (4.28%)  14.31%
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .39%*        .39%     .38%     .40%     .43%
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------
Expenses....................................................        .39%*        .39%     .38%     .40%     .43%
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------
Investment income -- net....................................       3.70%*       3.63%    4.47%    4.28%    3.72%
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $103,348     $ 98,853  $97,181  $75,893  $88,018
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------
Portfolio turnover..........................................     104.92%      234.79%   32.92%   46.94%   25.38%
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------
Average commission rate paid+++.............................    $  .0604     $  .0611       --       --       --
                                                              ------------   --------  -------  -------  -------
                                                              ------------   --------  -------  -------  -------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++ For fiscal years beginning on or after September 1, 1995, each Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             CAPITAL STOCK PORTFOLIO
                                                              -----------------------------------------------------
                                                              FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                                              MONTHS ENDED   --------------------------------------
                                                                JUNE 30,
                                                                 1997+        1996+      1995      1994      1993
-------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  23.25     $  23.88  $  21.64  $  25.73  $  23.22
                                                              ------------   --------  --------  --------  --------
Investment income -- net....................................         .19          .46       .41       .29       .33
Realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net......................        3.52         2.86      3.70     (1.50)     3.41
                                                              ------------   --------  --------  --------  --------
Total from investment operations............................        3.71         3.32      4.11     (1.21)     3.74
                                                              ------------   --------  --------  --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net....................................        (.22)        (.47)     (.34)     (.28)     (.59)
Realized gain on investments -- net.........................       (1.14)       (3.48)    (1.53)    (2.60)     (.64)
                                                              ------------   --------  --------  --------  --------
Total dividends and distributions...........................       (1.36)       (3.95)    (1.87)    (2.88)    (1.23)
                                                              ------------   --------  --------  --------  --------
Net asset value, end of period..............................    $  25.60     $  23.25  $  23.88  $  21.64  $  25.73
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      17.03%++     16.54%    20.73%    (5.12%)   17.01%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .41%*        .40%      .41%      .39%      .38%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Expenses....................................................        .41%*        .40%      .41%      .39%      .38%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Investment income -- net....................................       1.72%*       2.11%     1.98%     1.32%     1.43%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $331,899     $289,696  $252,957  $206,647  $223,971
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Portfolio turnover..........................................      39.17%       74.30%   130.54%    71.19%   100.12%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Average commission rate paid+++.............................    $  .0217     $  .0264        --        --        --
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------


                                                                            GLOBAL STRATEGY PORTFOLIO
                                                              -----------------------------------------------------
                                                              FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                                              MONTHS ENDED   --------------------------------------
                                                                JUNE 30,
                                                                 1997+        1996+     1995+      1994      1993
------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  16.80     $  15.25  $  14.54  $  15.42  $  13.23
                                                              ------------   --------  --------  --------  --------
Investment income -- net....................................         .26          .47       .52       .47       .36
Realized and unrealized gain (loss) on investments and
  foreign currency transactions -- net......................        2.00         1.56       .94      (.71)     2.61
                                                              ------------   --------  --------  --------  --------
Total from investment operations............................        2.26         2.03      1.46      (.24)     2.97
                                                              ------------   --------  --------  --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net....................................        (.55)        (.39)     (.55)     (.41)     (.60)
Realized gain on investments -- net.........................        (.63)        (.09)     (.20)     (.23)     (.18)
                                                              ------------   --------  --------  --------  --------
Total dividends and distributions...........................       (1.18)        (.48)     (.75)     (.64)     (.78)
                                                              ------------   --------  --------  --------  --------
Net asset value, end of period..............................    $  17.88     $  16.80  $  15.25  $  14.54  $  15.42
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      14.54%++     13.78%    10.44%    (1.62%)   23.73%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................        .43%*        .42%      .44%      .48%      .45%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Expenses....................................................        .43%*        .42%      .44%      .48%      .46%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Investment income -- net....................................       3.16%*       3.02%     3.59%     3.22%     3.27%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $264,599     $232,530  $212,683  $223,493  $182,672
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Portfolio turnover..........................................      60.28%      160.89%    26.81%    27.31%    30.53%
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------
Average commission rate paid+++.............................    $  .0117     $  .0160        --        --        --
                                                              ------------   --------  --------  --------  --------
                                                              ------------   --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++ For fiscal years beginning on or after September 1, 1995, each Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                   GROWTH STOCK PORTFOLIO
                                                    -----------------------------------------------------
                                                    FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                                    MONTHS ENDED   --------------------------------------
                                                      JUNE 30,
INCREASE (DECREASE) IN NET ASSET VALUE:                 1997         1996      1995      1994      1993
---------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  27.79     $  24.06  $  19.20  $  24.65  $  23.98
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................         .13          .32       .15       .31       .32
Realized and unrealized gain (loss) on investments
  and foreign currency
  transactions -- net.............................        5.05         4.24      6.13     (1.81)     1.63
                                                    ------------   --------  --------  --------  --------
Total from investment operations..................        5.18         4.56      6.28     (1.50)     1.95
                                                    ------------   --------  --------  --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................        (.18)        (.24)     (.23)     (.30)     (.41)
Realized gain on investments -- net...............       (3.04)        (.59)    (1.19)    (3.65)     (.87)
                                                    ------------   --------  --------  --------  --------
Total dividends and distributions.................       (3.22)        (.83)    (1.42)    (3.95)    (1.28)
                                                    ------------   --------  --------  --------  --------
Net asset value, end of period....................    $  29.75     $  27.79  $  24.06  $  19.20  $  24.65
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................      21.24%++     19.57%    35.35%    (6.93%)    8.63%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        .37%*        .38%      .38%      .40%      .38%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................        .98%*       1.25%      .82%     1.53%     1.35%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $299,154     $240,666  $184,152  $101,702  $122,836
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Portfolio turnover................................      55.15%       78.04%    87.66%   102.96%   160.29%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Average commission rate paid+++...................    $  .0628     $  .0625        --        --        --
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++ For fiscal years beginning on or after September 1, 1995, each Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    HIGH YIELD PORTFOLIO
                                                    -----------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                     FOR THE SIX     ------------------------------------
                                                     MONTHS ENDED
                                                    JUNE 30, 1997+    1996+     1995+     1994     1993
---------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $   9.15      $   8.99  $   8.53  $  9.68  $  9.10
                                                    --------------   --------  --------  -------  -------
Investment income -- net..........................          .46           .89       .93     1.00      .94
Realized and unrealized gain (loss) on investments
  and foreign currency
  transactions -- net.............................          .09           .16       .46    (1.17)     .62
                                                    --------------   --------  --------  -------  -------
Total from investment operations..................          .55          1.05      1.39     (.17)    1.56
                                                    --------------   --------  --------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................         (.46)         (.89)     (.93)    (.98)    (.98)
Realized gain on investments -- net...............           --            --        --       --       --
                                                    --------------   --------  --------  -------  -------
Total dividends and distributions.................         (.46)         (.89)     (.93)    (.98)    (.98)
                                                    --------------   --------  --------  -------  -------
Net asset value, end of period....................     $   9.24      $   9.15  $   8.99  $  8.53  $  9.68
                                                    --------------   --------  --------  -------  -------
                                                    --------------   --------  --------  -------  -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................        6.16%++      12.32%    17.12%   (1.88%)  18.11%
                                                    --------------   --------  --------  -------  -------
                                                    --------------   --------  --------  -------  -------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................         .39%*         .39%      .38%     .41%     .43%
                                                    --------------   --------  --------  -------  -------
                                                    --------------   --------  --------  -------  -------
Investment income -- net..........................       10.11%*        9.77%    10.25%   10.88%   10.17%
                                                    --------------   --------  --------  -------  -------
                                                    --------------   --------  --------  -------  -------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........     $127,640      $123,643  $107,378  $82,421  $94,739
                                                    --------------   --------  --------  -------  -------
                                                    --------------   --------  --------  -------  -------
Portfolio turnover................................       31.13%        50.48%    63.39%   63.43%   73.01%
                                                    --------------   --------  --------  -------  -------
                                                    --------------   --------  --------  -------  -------
Average commission rate paid+++...................           --            --        --       --       --
                                                    --------------   --------  --------  -------  -------
                                                    --------------   --------  --------  -------  -------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++ For fiscal years beginning on or after September 1, 1995, each Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                              INTERMEDIATE GOVERNMENT PORTFOLIO
                                                    -----------------------------------------------------
                                                    FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                                    MONTHS ENDED   --------------------------------------
                                                      JUNE 30,
INCREASE (DECREASE) IN NET ASSET VALUE:                1997+        1996+     1995+     1994+      1993
---------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  10.93     $  11.41  $  10.32  $  12.02  $  11.75
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................         .37          .76       .78       .75       .83
Realized and unrealized gain (loss) on investments
  and foreign currency
  transactions -- net.............................        (.13)        (.49)     1.10     (1.30)      .50
                                                    ------------   --------  --------  --------  --------
Total from investment operations..................         .24          .27      1.88      (.55)     1.33
                                                    ------------   --------  --------  --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................        (.37)        (.75)     (.79)     (.75)     (.84)
Realized gain on investments -- net...............          --           --        --      (.39)     (.22)
In excess of realized gain on investments --
  net.............................................          --           --        --      (.01)       --
                                                    ------------   --------  --------  --------  --------
Total dividends and distributions.................        (.37)        (.75)     (.79)    (1.15)    (1.06)
                                                    ------------   --------  --------  --------  --------
Net asset value, end of period....................    $  10.80     $  10.93  $  11.41  $  10.32  $  12.02
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................       2.26%++      2.61%    18.87%    (4.78%)   11.20%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        .38%*        .38%      .38%      .37%      .36%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................       6.94%*       6.85%     7.22%     6.89%     6.42%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Investment income -- net, and realized gain on
  investments -- net..............................          --           --        --        --        --
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $213,859     $221,863  $239,340  $218,611  $284,495
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Portfolio turnover................................      22.30%       29.35%    57.38%   140.55%   113.61%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++  Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             LONG TERM CORPORATE BOND PORTFOLIO
                                                    -----------------------------------------------------
                                                    FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                                    MONTHS ENDED   --------------------------------------
                                                      JUNE 30,
                                                       1997+        1996+     1995+     1994+      1993
---------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  11.53     $  12.02  $  10.72  $  12.59  $  12.07
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................         .39          .80       .83       .81       .83
Realized and unrealized gain (loss) on investments
  and foreign currency
  transactions -- net.............................        (.07)        (.50)     1.30     (1.42)      .68
                                                    ------------   --------  --------  --------  --------
Total from investment operations..................         .32          .30      2.13      (.61)     1.51
                                                    ------------   --------  --------  --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................        (.40)        (.79)     (.83)     (.82)     (.83)
Realized gain on investments -- net...............          --           --        --      (.44)     (.16)
In excess of realized gain on investments --
  net.............................................          --           --        --        --        --
                                                    ------------   --------  --------  --------  --------
Total dividends and distributions.................        (.40)        (.79)     (.83)    (1.26)     (.99)
                                                    ------------   --------  --------  --------  --------
Net asset value, end of period....................    $  11.45     $  11.53  $  12.02  $  10.72  $  12.59
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................       2.82%++      2.77%    20.66%    (5.14%)   13.01%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        .39%*        .39%      .40%      .39%      .38%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................       7.00%*       6.90%     7.32%     7.16%     6.65%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Investment income -- net, and realized gain on
  investments -- net..............................          --           --        --        --        --
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $118,303     $117,988  $125,033  $111,878  $139,321
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Portfolio turnover................................      46.79%       92.45%   110.49%   134.53%   110.53%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------

                                                                   MONEY RESERVE PORTFOLIO
                                                    -----------------------------------------------------
                                                    FOR THE SIX       FOR THE YEAR ENDED DECEMBER 31,
                                                    MONTHS ENDED   --------------------------------------
                                                      JUNE 30,
                                                        1997         1996      1995      1994      1993
--------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................         .03          .05       .06       .04       .03
Realized and unrealized gain (loss) on investments
  and foreign currency
  transactions -- net.............................          --           --        --        --        --
                                                    ------------   --------  --------  --------  --------
Total from investment operations..................         .03          .05       .06       .04       .03
                                                    ------------   --------  --------  --------  --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................        (.03)        (.05)     (.06)     (.04)     (.03)
Realized gain on investments -- net...............          --+++        --+++       --       --       --
In excess of realized gain on investments --
  net.............................................          --           --        --        --        --
                                                    ------------   --------  --------  --------  --------
Total dividends and distributions.................        (.03)        (.05)     (.06)     (.04)     (.03)
                                                    ------------   --------  --------  --------  --------
Net asset value, end of period....................    $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................       5.24%*       5.33%     5.81%     4.04%     3.08%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        .36%*        .36%      .35%      .36%      .36%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Investment income -- net..........................          --           --        --        --        --
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Investment income -- net, and realized gain on
  investments -- net..............................       5.24%*       5.16%     5.67%     4.00%     3.03%
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $552,398     $557,690  $568,439  $583,992  $546,710
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------
Portfolio turnover................................          --           --        --        --        --
                                                    ------------   --------  --------  --------  --------
                                                    ------------   --------  --------  --------  --------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++  Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                     MULTIPLE STRATEGY PORTFOLIO
                                                    -------------------------------------------------------------
                                                    FOR THE SIX
                                                       MONTHS             FOR THE YEAR ENDED DECEMBER 31,
                                                       ENDED       ----------------------------------------------
                                                      JUNE 30,
INCREASE (DECREASE) IN NET ASSET VALUE:                1997+         1996+       1995+       1994+        1993
-----------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............   $     17.13   $    17.24  $    16.22  $    19.84  $    18.70
                                                    ------------   ----------  ----------  ----------  ----------
Investment income -- net..........................           .23          .53         .56         .50         .54
Realized and unrealized gain (loss) on investments
  and foreign currency transactions -- net........          1.83         1.63        2.03       (1.39)       2.30
                                                    ------------   ----------  ----------  ----------  ----------
Total from investment operations..................          2.06         2.16        2.59        (.89)       2.84
                                                    ------------   ----------  ----------  ----------  ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................          (.29)        (.60)       (.48)       (.57)       (.88)
Realized gain on investments -- net...............          (.91)       (1.67)      (1.09)      (2.16)       (.82)
                                                    ------------   ----------  ----------  ----------  ----------
Total dividends and distributions.................         (1.20)       (2.27)      (1.57)      (2.73)      (1.70)
                                                    ------------   ----------  ----------  ----------  ----------
Net asset value, end of period....................   $     17.99   $    17.13  $    17.24  $    16.22  $    19.84
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................        13.01%++     14.32%      17.55%      (5.05%)     16.66%
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....................          .39%*        .39%        .38%        .38%        .36%
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------
Expenses..........................................          .39%*        .39%        .38%        .38%        .36%
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------
Investment income -- net..........................         2.78%*       3.26%       3.44%       2.97%       2.91%
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........   $ 1,313,055   $1,211,185  $1,169,357  $1,082,083  $1,237,336
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------
Portfolio turnover................................        67.07%      143.82%     140.83%      68.12%      91.08%
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------
Average commission rate paid+++...................   $     .0178   $    .0246          --          --          --
                                                    ------------   ----------  ----------  ----------  ----------
                                                    ------------   ----------  ----------  ----------  ----------

---------------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++ For fiscal years beginning on or after September 1, 1995, each Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              NATURAL RESOURCES PORTFOLIO
                                                    ------------------------------------------------
                                                    FOR THE SIX
                                                      MONTHS       FOR THE YEAR ENDED DECEMBER 31,
                                                       ENDED      ----------------------------------
                                                     JUNE 30,
                                                       1997+       1996+    1995     1994     1993
----------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $  9.19     $  8.17  $  7.43  $  7.53  $  7.01
                                                    -----------   -------  -------  -------  -------
Investment income -- net..........................        .08         .16      .17      .17      .13
Realized and unrealized gain (loss) on investments
  and foreign currency transactions -- net........        .30        1.03      .73     (.10)     .66
                                                    -----------   -------  -------  -------  -------
Total from investment operations..................        .38        1.19      .90      .07      .79
                                                    -----------   -------  -------  -------  -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Investment income -- net..........................       (.07)       (.17)    (.16)    (.17)    (.27)
Realized gain on investments -- net...............         --          --       --       --       --
                                                    -----------   -------  -------  -------  -------
Total dividends and distributions.................       (.07)       (.17)    (.16)    (.17)    (.27)
                                                    -----------   -------  -------  -------  -------
Net asset value, end of period....................    $  9.50     $  9.19  $  8.17  $  7.43  $  7.53
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................      4.16%++    14.72%   12.22%     .88%   11.65%
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement....................       .50%*       .50%     .47%     .50%     .50%
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------
Expenses..........................................       .54%*       .57%     .47%     .59%     .59%
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------
Investment income -- net..........................      1.72%*      1.79%    1.99%    2.23%    2.00%
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $24,106     $25,029  $21,035  $21,455  $18,437
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------
Portfolio turnover................................     14.66%      31.29%   38.50%   48.16%   65.26%
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------
Average commission rate paid+++...................    $ .0303     $ .0231       --       --       --
                                                    -----------   -------  -------  -------  -------
                                                    -----------   -------  -------  -------  -------

  *  Annualized.
 **  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding during the period.
 ++  Aggregate total investment return.
+++ For fiscal years beginning on or after September 1, 1995, each Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(d) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts. Premium or discount is amortized over the life of the contracts.

- OPTIONS -- Certain Portolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(g) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million.

MLAM, Merrill Lynch Life Agency, Inc. and Monarch Life Insurance Co. ("Monarch") entered into an agreement which provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio's average daily net assets.

For the six months ended June 30, 1997, the Natural Resources Portfolio was reimbursed in the amount of $4,483.

Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $66 in the Balanced Portfolio, $6,141 in the Capital Stock Portfolio, $9,379 in the Global Strategy Portfolio, $4,320 in the Growth Stock Portfolio, $23,200 in the Multiple Strategy Portfolio, and $923 in the Natural Resources Portfolio.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended June 30, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $88; Growth Stock Portfolio $18; High Yield Portfolio $2,293; Intermediate Government Portfolio $663; Long-Term Corporate Bond Portfolio $2,244; and Multiple Strategy Portfolio $113 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were as follows:

                                                                   CAPITAL        GLOBAL
                                                     BALANCED       STOCK        STRATEGY    GROWTH STOCK  HIGH YIELD
                                                     PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
Total Purchases...................................  $86,860,735  $119,809,714  $148,463,497  $148,313,716  $40,872,449
                                                    -----------  ------------  ------------  ------------  -----------
                                                    -----------  ------------  ------------  ------------  -----------
Total Sales.......................................  $87,846,140  $134,149,584  $140,639,464  $138,729,028  $33,666,035
                                                    -----------  ------------  ------------  ------------  -----------
                                                    -----------  ------------  ------------  ------------  -----------

                                                    INTERMEDIATE    LONG TERM
                                                     GOVERNMENT     CORPORATE     MULTIPLE     NATURAL
                                                        BOND          BOND        STRATEGY    RESOURCES
                                                     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------------------------  ----------------------------------------------------
Total Purchases...................................  $45,102,723    $50,247,340  $767,418,341  $3,430,107
                                                    ------------   -----------  ------------  ----------
                                                    ------------   -----------  ------------  ----------
Total Sales.......................................  $57,532,681    $55,701,398  $828,011,756  $4,928,325
                                                    ------------   -----------  ------------  ----------
                                                    ------------   -----------  ------------  ----------

--------------------------------------------------------------------------------

Merrill Lynch Series Fund, Inc.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of June 30, 1997, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                    CAPITAL          GLOBAL           GROWTH            HIGH
                                   BALANCED          STOCK          STRATEGY           STOCK            YIELD
                                  PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Appreciated securities........   $ 10,686,608    $  69,842,884    $  44,104,755    $  64,493,330    $   6,194,509
Depreciated securities........       (303,354)      (3,098,873)      (6,024,823)      (4,802,003)      (4,525,328)
                                 ------------    -------------    -------------    -------------    -------------
Net unrealized appreciation
  (depreciation)..............   $ 10,383,254    $  66,744,011    $  38,079,932    $  59,691,327    $   1,669,181
                                 ------------    -------------    -------------    -------------    -------------
                                 ------------    -------------    -------------    -------------    -------------
Cost for Federal income tax
  purposes....................   $ 92,257,700    $ 262,006,091    $ 224,034,429    $ 239,633,311    $ 123,298,089
                                 ------------    -------------    -------------    -------------    -------------
                                 ------------    -------------    -------------    -------------    -------------

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

                                                                                       GLOBAL STRATEGY
                                  BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                -----------------------  ------------------------  ------------------------
                                 REALIZED                 REALIZED    UNREALIZED    REALIZED    UNREALIZED
                                  GAINS     UNREALIZED      GAINS        GAINS        GAINS        GAINS
                                 (LOSSES)      GAINS      (LOSSES)     (LOSSES)     (LOSSES)     (LOSSES)
-----------------------------------------------------------------------------------------------------------
Long-term securities..........  $1,060,207  $10,383,254  $12,301,562  $66,744,011  $10,593,245  $38,079,932
Short-term securities.........          (7)          --           --           --           68           --
Forward foreign exchange
  contracts...................          --           --    1,140,409      124,367    4,231,956      515,226
Foreign currency
  transactions................          --           --      (25,867)      (7,123)  (1,982,094)     (27,006)
                                ----------  -----------  -----------  -----------  -----------  -----------
Total.........................  $1,060,200  $10,383,254  $13,416,104  $66,861,255  $12,843,175  $38,568,152
                                ----------  -----------  -----------  -----------  -----------  -----------
                                ----------  -----------  -----------  -----------  -----------  -----------


                                 GROWTH STOCK PORTFOLIO    HIGH YIELD PORTFOLIO
                                ------------------------  ----------------------
                                                          REALIZED
                                 REALIZED    UNREALIZED     GAINS     UNREALIZED
                                   GAINS        GAINS     (LOSSES)      GAINS
--------------------------------------------------------------------------------
Long-term securities..........  $26,379,320  $59,691,327  $844,345    $1,669,181
Short-term securities.........          284           --    (1,111)          --
Forward foreign exchange
  contracts...................           --           --        --           --
Foreign currency
  transactions................           --           --        --           --
                                -----------  -----------  ---------   ----------
Total.........................  $26,379,604  $59,691,327  $843,234    $1,669,181
                                -----------  -----------  ---------   ----------
                                -----------  -----------  ---------   ----------

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                                                                                                         GROWTH
                                                                                               GLOBAL STRATEGY            STOCK
                                   BALANCED PORTFOLIO        CAPITAL STOCK PORTFOLIO              PORTFOLIO             PORTFOLIO
                                -------------------------   --------------------------   ---------------------------   -----------
FOR THE SIX MONTHS ENDED                        DOLLAR                      DOLLAR                        DOLLAR
JUNE 30, 1997                     SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT         SHARES
----------------------------------------------------------------------------------------------------------------------------------
Shares sold...................     278,288   $  3,857,386      669,313   $  15,572,304       964,714   $  15,929,984     1,600,070
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     889,332     11,925,948      782,920      16,973,711     1,054,749      16,338,065     1,147,971
                                ----------   ------------   ----------   -------------   -----------   -------------   -----------
Total issued..................   1,167,620     15,783,334    1,452,233      32,546,015     2,019,463      32,268,049     2,748,041
Shares redeemed...............    (498,406)    (6,891,678)    (947,276)    (22,146,752)   (1,058,674)    (17,499,292)   (1,354,139)
                                ----------   ------------   ----------   -------------   -----------   -------------   -----------
Net increase (decrease).......     669,214   $  8,891,656      504,957   $  10,399,263       960,789   $  14,768,757     1,393,902
                                ----------   ------------   ----------   -------------   -----------   -------------   -----------
                                ----------   ------------   ----------   -------------   -----------   -------------   -----------

FOR THE SIX MONTHS ENDED           DOLLAR
JUNE 30, 1997                      AMOUNT
------------------------------
Shares sold...................  $  42,427,877
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     27,884,229
                                -------------
Total issued..................     70,312,106
Shares redeemed...............    (35,446,135)
                                -------------
Net increase (decrease).......  $  34,865,971
                                -------------
                                -------------

                                    BALANCED PORTFOLIO          CAPITAL STOCK PORTFOLIO      GLOBAL STRATEGY PORTFOLIO
                                ---------------------------   ---------------------------   ---------------------------
FOR THE YEAR ENDED                               DOLLAR                        DOLLAR                        DOLLAR
DECEMBER 31, 1996                 SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold...................      831,685   $  12,144,003     1,760,273   $  37,721,110     1,834,916   $  28,028,627
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........      402,709       5,734,235     2,087,885      42,399,185       457,483       6,770,744
                                -----------   -------------   -----------   -------------   -----------   -------------
Total issued..................    1,234,394      17,878,238     3,848,158      80,120,295     2,292,399      34,799,371
Shares redeemed...............   (1,336,006)    (19,465,512)   (1,982,012)    (42,391,164)   (2,401,439)    (37,046,598)
                                -----------   -------------   -----------   -------------   -----------   -------------
Net increase (decrease).......     (101,612)  $  (1,587,274)    1,866,146   $  37,729,131      (109,040)  $  (2,247,227)
                                -----------   -------------   -----------   -------------   -----------   -------------
                                -----------   -------------   -----------   -------------   -----------   -------------

                                  GROWTH STOCK PORTFOLIO
                                ---------------------------
FOR THE YEAR ENDED                               DOLLAR
DECEMBER 31, 1996                 SHARES         AMOUNT
------------------------------
Shares sold...................    4,026,810   $ 102,339,591
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........      272,693       6,464,456
                                -----------   -------------
Total issued..................    4,299,503     108,804,047
Shares redeemed...............   (3,294,306)    (83,732,687)
                                -----------   -------------
Net increase (decrease).......    1,005,197   $  25,071,360
                                -----------   -------------
                                -----------   -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                 INTERMEDIATE       LONG TERM
                                  GOVERNMENT        CORPORATE          MONEY           MULTIPLE          NATURAL
                                     BOND             BOND            RESERVE          STRATEGY         RESOURCES
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Appreciated securities........   $   2,754,178    $   1,516,813    $      17,051    $   205,393,667    $  3,648,589
Depreciated securities........      (2,886,482)      (1,094,366)        (116,512)       (14,026,745)     (1,695,106)
                                 -------------    -------------    -------------    ---------------    ------------
Net unrealized appreciation
  (depreciation)..............   $    (132,304)   $     422,447    $     (99,461)   $   191,366,922    $  1,953,483
                                 -------------    -------------    -------------    ---------------    ------------
                                 -------------    -------------    -------------    ---------------    ------------
Cost for Federal income tax
  purposes....................   $ 211,129,640    $ 116,740,565    $ 551,030,516    $ 1,105,006,388    $ 22,089,933
                                 -------------    -------------    -------------    ---------------    ------------
                                 -------------    -------------    -------------    ---------------    ------------

                                    INTERMEDIATE
                                  GOVERNMENT BOND       LONG TERM CORPORATE       MONEY RESERVE
                                     PORTFOLIO            BOND PORTFOLIO            PORTFOLIO
                                --------------------  -----------------------  --------------------
                                REALIZED  UNREALIZED   REALIZED    UNREALIZED  REALIZED  UNREALIZED
                                 GAINS      LOSSES      LOSSES       GAINS      GAINS      LOSSES
---------------------------------------------------------------------------------------------------
Long-term securities..........  $487,962  $(132,304 ) $ (282,105)  $ 422,447        --          --
Short-term securities.........        --         --           --          --   $15,352   $ (99,461)
Forward foreign exchange
  contracts...................        --         --           --          --        --          --
Foreign currency
  transactions................        --         --           --          --        --          --
                                --------  ----------  ----------   ----------  --------  ----------
Total.........................  $487,962  $(132,304 ) $ (282,105)  $ 422,447   $15,352   $ (99,461)
                                --------  ----------  ----------   ----------  --------  ----------
                                --------  ----------  ----------   ----------  --------  ----------

                                    MULTIPLE STRATEGY       NATURAL RESOURCES
                                        PORTFOLIO               PORTFOLIO
                                -------------------------  --------------------
                                   GAINS      UNREALIZED    GAINS      GAINS
                                 (LOSSES)       GAINS      (LOSSES)   (LOSSES)
-------------------------------------------------------------------------------
Long-term securities..........  $43,861,192  $191,366,922  $936,896  $1,953,483
Short-term securities.........        2,375            --        8          --
Forward foreign exchange
  contracts...................    8,659,229       734,524       --          --
Foreign currency
  transactions................   (3,121,041)      108,865   (1,328 )      (708 )
                                -----------  ------------  --------  ----------
Total.........................  $49,401,755  $192,210,311  $935,576  $1,952,775
                                -----------  ------------  --------  ----------
                                -----------  ------------  --------  ----------

                                                                         INTERMEDIATE               LONG TERM CORPORATE
                                                                       GOVERNMENT BOND
                                     HIGH YIELD PORTFOLIO                 PORTFOLIO                   BOND PORTFOLIO
                                 ----------------------------    ----------------------------    -------------------------
                                                   DOLLAR                          DOLLAR                        DOLLAR
                                   SHARES          AMOUNT          SHARES          AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...................     3,855,466    $  35,104,946        273,124    $   2,934,721      427,495    $  4,874,951
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........       694,978        6,301,372        692,653        7,430,543      359,533       4,080,708
                                 -----------    -------------    -----------    -------------    ---------    ------------
Total issued..................     4,550,444       41,406,318        965,777       10,365,264      787,028       8,955,659
Shares redeemed...............    (4,250,372)     (38,937,510)    (1,459,892)     (15,694,453)    (688,019)     (7,816,583)
                                 -----------    -------------    -----------    -------------    ---------    ------------
Net increase (decrease).......       300,072    $   2,468,808       (494,115)   $  (5,329,189)      99,009    $  1,139,076
                                 -----------    -------------    -----------    -------------    ---------    ------------
                                 -----------    -------------    -----------    -------------    ---------    ------------

                                                                      MULTIPLE STRATEGY           NATURAL RESOURCES
                                   MONEY RESERVE PORTFOLIO                PORTFOLIO                   PORTFOLIO
                                ------------------------------   ---------------------------   ------------------------
                                                    DOLLAR                        DOLLAR                      DOLLAR
                                   SHARES           AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Shares sold...................    124,135,239   $  124,135,239       499,170   $   8,243,719     569,383   $  5,269,316
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     14,461,619       14,461,619     5,378,610      84,928,258      20,775        188,225
                                -------------   --------------   -----------   -------------   ---------   ------------
Total issued..................    138,596,858      138,596,858     5,877,780      93,171,977     590,158      5,457,541
Shares redeemed...............   (143,819,517)    (143,819,517)   (3,595,891)    (60,469,179)   (777,943)    (7,212,040)
                                -------------   --------------   -----------   -------------   ---------   ------------
Net increase (decrease).......     (5,222,659)  $   (5,222,659)    2,281,889   $  32,702,798    (187,785)  $ (1,754,499)
                                -------------   --------------   -----------   -------------   ---------   ------------
                                -------------   --------------   -----------   -------------   ---------   ------------

                                                                 INTERMEDIATE GOVERNMENT BOND      LONG TERM CORPORATE BOND
                                     HIGH YIELD PORTFOLIO                 PORTFOLIO                       PORTFOLIO
                                 ----------------------------    ----------------------------    ----------------------------
                                                   DOLLAR                          DOLLAR                          DOLLAR
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold...................     6,533,467    $  58,786,187      1,107,678    $  12,231,009        801,725    $   9,239,683
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     1,207,222       10,832,795      1,428,977       15,606,904        719,303        8,263,502
                                 -----------    -------------    -----------    -------------    -----------    -------------
Total issued..................     7,740,689       69,618,982      2,536,655       27,837,913      1,521,028       17,503,185
Shares redeemed...............    (6,167,098)     (55,669,091)    (3,214,088)     (35,028,398)    (1,689,020)     (19,354,948)
                                 -----------    -------------    -----------    -------------    -----------    -------------
Net increase (decrease).......     1,573,591    $  13,949,891       (677,433)   $  (7,190,485)      (167,992)   $  (1,851,763)
                                 -----------    -------------    -----------    -------------    -----------    -------------
                                 -----------    -------------    -----------    -------------    -----------    -------------


                                   MONEY RESERVE PORTFOLIO        MULTIPLE STRATEGY PORTFOLIO   NATURAL RESOURCES PORTFOLIO
                                ------------------------------   ----------------------------   ---------------------------
                                                     DOLLAR                         DOLLAR                        DOLLAR
                                    SHARES           AMOUNT         SHARES          AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold...................    196,701,637   $  196,701,637       604,939   $    9,547,441     1,934,193   $  16,931,833

Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     29,159,633       29,159,633    10,145,152      155,352,829        52,331         441,716

                                -------------   --------------   -----------   --------------   -----------   -------------

Total issued..................    225,861,270      225,861,270    10,750,091      164,900,270     1,986,524      17,373,549

Shares redeemed...............   (236,339,489)    (236,339,489)   (7,880,674)    (125,360,857)   (1,838,510)    (16,061,357)

                                -------------   --------------   -----------   --------------   -----------   -------------

Net increase (decrease).......    (10,478,219)  $  (10,478,219)    2,869,417   $   39,539,413       148,014   $   1,312,192

                                -------------   --------------   -----------   --------------   -----------   -------------

                                -------------   --------------   -----------   --------------   -----------   -------------


--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1996, the Fund had capital loss carryforwards of approximately $3,368,000 in the High Yield Portfolio, of which $3,019,000 expires in 1998 and $349,000 expires in 1999; $10,426,000 in the Intermediate Government Bond Portfolio, of which $7,516,000 expires in 2002, $1,088,000 expires in 2003; $1,822,000 expires in 2004; $1,921,000 in the Long Term Corporate Bond Portfolio, all of which expires in 2002; $3,702,000 in the Natural Resources Portfolio, of which $2,063,000 expires in 1997, $1,187,000 expires in 1998, $155,000 expires in 1999 and $297,000 expires in 2000. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $6,550,142 in the Natural Resources Portfolio has been reclassified to paid-in capital in excess of par.

6. COMMITMENTS:

At June 30, 1997, each of the Capital Stock Portfolio, the Global Strategy Portfolio and the Multiple Strategy Portfolio had entered into forward foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase various foreign currencies with values of approximately $11,000, $21,250 and $42,500, respectively; each of the Capital Stock Portfolio, the Global Strategy Portfolio, and the Multiple Strategy Portfolio had entered into forward foreign exchange contracts under which it agreed to sell various foreign currencies with values of approximately $1,210,000, $673,031 and $5,634,000, respectively.

7. LOANED SECURITIES:

At June 30, 1997, the Intermediate Government Bond Portfolio held US Treasury Notes having an aggregate value of approximately $6,193,000 as collateral for portfolio securities loaned having a market value of approximately $6,019,000; the Long Term Corporate Bond Portfolio held US Treasury Notes having an aggregate value of approximately $7,157,000 as collateral for portfolio securities loaned having a market value of approximately $6,968,000; the Multiple Strategy Portfolio held US Treasury Notes having an aggregate value of approximately $6,084,000 as collateral for portfolio securities loaned having a market value of approximately $5,899,000.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

NORMAN R. HARVEY-Senior Vice President

JOSEPH T. MONAGLE JR.-Senior Vice President

DONALD C. BURKE-Vice President

LAWRENCE R. FULLER-Vice President

JAY C. HARBECK-Vice President

JOEL HEYMSFELD-Vice President

VINCENT T. LATHBURY III-Vice President

PETER A. LEHMAN-Vice President

THOMAS R. ROBINSON-Vice President

JACQUELINE ROGERS-Vice President

ALDONA SCHWARTZ-Vice President

WILLIAM WILDE-Vice President

GERALD M. RICHARD-Treasurer

JENNIFER L. SAWIN-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, NJ 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

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